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THE TRAVELERS VARIABLE

PRODUCTS FUNDS

ANNUAL REPORTS
December 31, 1996


                MANAGED ASSETS TRUST HIGH
                YIELD BOND TRUST
CAPITAL APPRECIATION FUND CASH INCOME
TRUST

                THE TRAVELERS SERIES
TRUST:
                U.S. Government Securities
                Portfolio Social Awareness Stock
                Portfolio Utilities Portfolio


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The Travelers Insurance Company
The Travelers Life and Annuity Company
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ANNUAL REPORT FOR THE TRAVELERS VARIABLE PRODUCTS FUNDS ----------------------
----------------------------------------------------------



ECONOMIC REVIEW AND OUTLOOK



As 1996 began, the federal government found itself paralyzed by a prolonged budget dispute. In the financial markets, investors were focused on signs of a slowing economy. With two-year Treasury notes priced to yield less than the federal funds rate, the bond market clearly expected the Federal Reserve Board (the "Fed") to cut interest rates significantly. The Fed lowered the federal funds rate by 0.25% in January, but strong employment growth over the next several months sent the bond market into a tailspin reminiscent of 1994. Interest rates hit their highest levels for the year in the June to September period as investors prepared for the Fed to raise interest rates at their September meeting.



The policy makers at the Fed decided to hold interest rates steady at their September meeting and interest rates declined through the autumn as economic growth once again slowed. The financial markets also responded positively to the Republicans' success in retaining control of Congress in the November election. Going into December, the bond and stock markets reflected a "best of all worlds" scenario of moderate economic growth with low inflation, low unemployment and a benign to positive political landscape. Interest rates started to move back up again in December as some economic indicators strengthened, but ended the year well below the levels seen in the second and third quarters.
We expect real economic growth to average around 2% in 1997. The consumer sector, which makes up two-thirds of Gross Domestic Product ("GDP"), should show modest growth. The factors that would otherwise contribute to strong consumer spending -- low unemployment, high consumer confidence, and the wealth effects from the strong stock market -- should be muted by high consumer debt levels (particularly at lower income levels) and lack of pent-up demand. The export sector should continue to grow 5% to 10% in 1997, helped by the United States' strong competitive position and continued robust growth in emerging markets. Growth should improve slightly in Europe and Japan, helped by the recent strengthening of the dollar against those currencies. The stronger dollar is likely to be a mixed blessing, by making the prices of foreign imports more attractive and thereby helping to dampen inflation. The capital goods sector has slowed in recent quarters, but is still expected to grow faster than the overall U.S. economy. The government sector should continue to be a drag on GDP growth.
Overall, we believe that the U.S. economy is likely to remain on a path of moderate non-inflationary growth in 1997. However, because of the current low level of unemployment, we also expect that the Fed will remain cautious and biased towards a tighter monetary policy. Whether the Fed acts may depend in part on market psychology. Upward shifts in long-term bond yields have served to moderate economic growth in recent years and reduced the need for any major changes in Fed policy.

FIXED INCOME COMMENTARY

The U.S. bond market had its best quarter of the year in the fourth quarter. The Lehman Intermediate Government/Corporate Index returned 2.5% for the quarter and 4.1% for the full year. For the year, the Lehman Long Government/Corporate Index provided a total return of only 0.1%. Treasury bonds with maturities longer than 10 years had negative total returns.

Within the fixed income market, all private issuer sectors outperformed Treasury bonds as quality spreads continued to narrow. While Treasuries performed almost as poorly in 1996 as in 1994, the effect on other sectors was relatively neutral, unlike 1994 when there were problems with mortgage-backed derivatives, Mexico, and Orange County. The yield curve was also remarkably stable in 1996, unlike 1994 when short-term interest rates rose considerably. The mortgage-backed, high yield, and municipal sectors were the best performing areas in 1996 on a duration-adjusted basis. Within the corporate sector, lower quality and foreign issues were the best performers based on both higher coupons and spread tightening.

We expect interest rates to stay in the trading range established in 1996 (the yield of the 30-year Treasury bond ranged between 6.0% and 7.2%). On one hand, investors are concerned that low unemployment will eventually give rise to inflationary wage growth. We believe this sets a floor for long-term bond yields at about 6.0%. At the upper end of the range, the 7.2% level has proved to be sufficient to generate increased demand for bonds and depress high risk asset classes and interest sensitive sectors of the economy. We feel that central bank vigilance against inflation, globalization, and productivity improvements will keep inflation under control, preventing interest rates from rising much above their 1996 high.

                                    1

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ANNUAL REPORT FOR THE TRAVELERS VARIABLE PRODUCTS FUNDS ----------------------
----------------------------------------------------------

Within the fixed income markets, demand for corporate, mortgage-backed and asset-backed issue continues to be high. Yield spreads (relative to Treasury issues) for lower and higher quality corporate bonds are quite narrow. The mortgage-backed and asset-backed markets are similarly compressed, with investors digging for yield. There is nothing in our economic outlook that is likely to change the tight spread environment in the near future. We are being careful, however, to weed out riskier credits and issues that do not offer enough yield premium to offset their potential for negative surprises. The foreign area continues to offer opportunities, particularly foreign corporate bonds that sometimes have very strong balance sheets but are capped by the rating of their home country. Foreign sovereign credits are also continuing to improve based on solid global economic growth and increased acceptance of the need for sound fiscal and monetary policy.

EQUITY COMMENTARY

During 1996, financial markets were repeatedly jolted by changes in sentiment about the strength of the U.S. economy and the direction of Fed policy. When investors gained confidence that the economy was continuing on a track of moderate, non-inflationary growth, the stock market advanced strongly and posted another year of outstanding performance. For the year ended December 31, 1996, the Standard & Poor's 500 Stock Index ("S&P 500") (a capitalization-weighted index of 500 widely held common stocks) provided a total return of 22.95%. Over the same period, the Russell 2000 Stock Index, a measure of the performance of the small company segment of the equity market, provided a total return of 16.5%.

After a weak start in January, the stock market moved broadly higher through the first months of spring. Small company shares advanced strongly in April and May, led by the technology sector. In late June and July, when long-term bond yields moved back over 7%, the stock market traded back down to where it began the year. Recent initial public offerings and more speculative issues were particularly hard hit during the reversal. Large company stocks quickly recovered their losses when the bond market stabilized at the end of July. However, small company stocks continued to struggle. During the autumn, against the backdrop of lower bond yields, low inflation and surprisingly resilient corporate earnings, the stock market made its strongest advance of the year, with large company issues leading the way.

As measured by the S&P 500, the U.S. stock market has provided a cumulative total return of nearly 70% over the past two years, capping a six-year bull market that began in October of 1990. Notwithstanding the strong overall environment for equities, 1996 marked the third consecutive year of underperformance by small and mid-sized company stocks relative to "blue chip" indices. The underperformance of small company stocks can be explained in part by the sharper falloff in earnings growth experienced by smaller companies in the 1995-96 period. The performance lag also reflected a backing away by investors from higher risk growth stocks, in an environment of rising interest rates and market volatility.

Given the frequent alarms raised in 1996 about slowing earnings growth, investors showed an understandable preference for industry sectors with visible earnings momentum. In the energy sector, analysts' earnings estimates and share prices moved sharply higher in response to firmer prices for oil and natural gas. Stocks in the finance sector also performed exceptionally well despite emerging credit quality concerns. In the consumer sector, specialty and broad-line retail stocks were up strongly in response to higher than expected levels of consumer spending. The technology sector provided superior returns for investors last year, led by Intel and Microsoft. Within the technology sector, software, semiconductor and computer product stocks had the strongest relative performance. Industrial cyclical stocks underperformed, as soft domestic and export demand led to declining commodity prices for paper, copper, aluminum, steel and fertilizer products. The health care sector was mixed. Drug stocks kept pace with the market due to strong earnings gains, while the HMO group declined sharply on repeated earnings disappointments. Utilities were the weakest overall sector during the year, held back by the relatively poor performance of local telephone carriers and electrical companies.

We are taking a more cautious position toward the U.S. stock market at this point. Over the past year, the price-to-earnings ratio of the S&P 500 on 12-month forward earnings has increased from 15 to 17 times earnings per share. This level of valuation is consistent with earlier periods of moderate growth and low inflation, but leaves no cushion for earnings or inflation disappointments. After a prolonged period of underperformance, relative valuations for small company stocks are becoming more attractive. However, we believe that caution should still be exercised since the small capitalization segment of the equity market has a relatively high exposure to cyclical industries and would be vulnerable to any combination of higher interest rates and slower profit growth.
                                    2
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ANNUAL REPORT FOR THE TRAVELERS VARIABLE PRODUCTS FUNDS ----------------------
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MANAGED ASSETS TRUST
The first nine months of 1996 were almost as bad as 1994 for bonds in general. U.S. Treasuries performed poorly but there were much fewer problems in other types of bonds. Stocks performed well through May of 1996, but suffered a slight correction in June and July. Large capitalization stocks rebounded smartly from the summer correction and reached new highs by November. Small capitalization stocks, which clearly were doing well in May, recovered much more slowly and still had not reached new highs by the end of 1996.
The fourth quarter of 1996 was the best quarter of the year for both the stock and bond markets. Bonds rallied as the U.S. economy slowed down and the Republicans maintained control of the U.S. Congress. Stocks benefited from the decline in interest rates as well as ongoing expectations for high corporate earnings growth.
Managed Assets Trust's total return was 13.78% gross for 1996, 0.23% behind the 60% S&P 500 and 40% Lehman Government/Corporate blended benchmark.
However, for the fourth quarter, Managed Assets Trust outperformed the blended benchmark by 0.05% (6.29% versus 6.24%). Managed Assets Trust was helped by its stock portion outperforming the S&P 500 three out of four quarters and the biggest drag on its performance was its underweighting in stocks during the first half of 1996.
Looking ahead at 1997, we expect interest rates to stay in the relatively narrow trading range established in 1996. In our view, low unemployment is the biggest risk of higher interest rates but a 7% yield has proven to be sufficient in attracting more investors to bonds and has helped to cool interest-sensitive sectors of the economy. In our opinion, the biggest risk ahead for stocks is if interest rates go above 7%. While stock valuations are high, corporate earnings growth is expected to be slightly faster in 1997. In addition, we also expect the U.S. dollar to be strong in 1997 and that could pose a risk to future earnings growth. We plan on increasing the duration of the bond portion of Managed Assets Trust if rates get closer to their 1996 highs and reduce its duration if rates go down. Moreover, we continue to hold convertible bonds to provide some defensive characteristics and in keeping with our relatively neutral stance regarding stocks.
HIGH YIELD BOND TRUST
High Yield Bond Trust closed out the year successfully, ending with a particularly strong fourth quarter performance. For the year ended December
31, 1996, the High Yield Bond Trust generated a total return of 16.05%, exceeding both the First Boston High-Yield Index and the Bear Stearns High-Yield Index, both of which had a total return of approximately 12.40% for the same period.
Investor interest in high yield bonds remained strong for the first three quarters of the year. As mutual fund inflows into high yield bond funds continued at a brisk pace, we viewed the fixed-income market in general as skittish. Lower interest rate expectations and investor uncertainty of lower-quality bonds caused many investors to gravitate toward the higher-rated issues. We remained especially cautious toward lower-quality issues and telecommunications issues that we believed may have disappointing earnings reports. Our cautious stance with respect to these sectors allowed us to avoid the heavy losses incurred in the fourth quarter by many high-profile and high-yield issues such as Marvel Entertainment, MobileMedia, and CAI Wireless. Although we maintained a relatively high cash position of 23%, this position proved to be prudent during this volatile period.

The Trust's biggest winners of the year include Renaissance Cosmetics and Transamerican Refining bonds. Renaissance Cosmetics recently announced a very attractive tender offer for bonds that we hold and Transamerican Refining appears to be nearing completion of a successful refinancing effort. Among the Trust's other significant winners during 1996 were U.S. Banknote, Fleming, Gulf States Steel, and Sheffield Steel. In addition, we are pleased by the performance of K mart, Great Dane bonds, and the FRD Acquisition notes, all of which produced handsome returns by year's end.

Our biggest disappointments in the past year were Alliance Entertainment and Trump Castle. Alliance Entertainment suffered a sharp decline following a lower-than-expected earnings report in the third quarter. We were initially attracted to the Trump Castle issues because of its proposed partnership with Hard Rock Cafe to "re-theme" Trump Castle. With much new development coming to the Atlantic City marina area, we were also attracted by Trump Castle's underlying asset value. However, after the proposed partnership with Hard Rock Cafe fell apart, the bonds experienced a loss. Nevertheless, despite our disappointments, we remain confident in the Trump Castle high-yield bonds and believe that they will make a strong contribution to the High Yield Bond Trust going forward.

                                    3

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ANNUAL REPORT FOR THE TRAVELERS VARIABLE PRODUCTS FUNDS ----------------------
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We remain bullish on the prospects for high-yield bonds for 1997. In the year ahead, we also believe that many investors will probably avoid the more speculative issues. Given the lack of progress among wireless cable companies, on-going capital expenditure concerns among paging companies, and the uncertain prospect of lower-quality cable companies to fulfill their debt obligations, we do, however, expect more higher volatility in the telecommunications sector. In our view, although many high-yield sectors will continue to experience volatility, our investment strategy of careful security selection should provide investors with competitive total returns in the year ahead.

CAPITAL APPRECIATION FUND

Stocks moved ahead in the fourth quarter of 1996, ending the year near record highs. The S&P 500 gained 8.34% for the fourth quarter. For the year ended December 31, 1996, the Capital Appreciation Fund appreciated 28.21% versus a 22.95% gain for the S&P 500 over the same period.

While the Capital Appreciation Fund's fourth quarter performance was respectable, we are especially proud of the Janus research team's performance this past year. Of course, the powerful performance of the stock market deserves some credit, as do nearly ideal economic conditions and record corporate profits, all of which have lifted stock valuations. While moderate economic growth, mild inflation and low interest rates have made business conditions healthy, our research team's solid fundamental research have contributed to the Capital Appreciation Fund's stock selection process.

In terms of individual holdings, the Capital Appreciation Fund has a substantial weighting in financial services stocks. We believe companies such as Wells Fargo, Citicorp and Chase Manhattan should continue to enjoy excellent lending margins and should be able to extend their domination in select markets. Low interest rates and a mild economic climate tend to boost profits at dominant franchise competitors across a broad spectrum of industries.

The Capital Appreciation Fund holds a number of familiar technology names such as International Business Machines, Microsoft, Cisco Systems and Intel to established drug manufacturers such as Pfizer, Eli Lilly and Monsanto (an organization that is transforming itself from an old-line chemical producer into a far more dynamic life sciences company). These stocks performed well during the fourth quarter. The Capital Appreciation Fund also benefited from the excellent returns of UAL (parent company to United Airlines), which gained roughly more than 30%. We believe the employee management at UAL has done a good job. In our view, UAL (and the airline industry in general) have attractive valuations. For example, UAL is currently selling at 6 1/2 times our 1998 earnings estimate. In general, the airlines industry has undergone huge changes in the last few years, becoming more rational with fewer overlapping and unprofitable competitors. Instead of adding capacity, many airline managements have focused on pulling back from unprofitable routes and increasing loads in existing routes. In addition, average airline ticket prices are up as well. In our view, the only negative for the industry is rising fuel prices but most, if not all, of the increase is probably already factored into their stock prices.

During the fourth quarter, we trimmed Microsoft and long-time holding Merrill Lynch when both reached high valuations. Moreover, we sold sports apparel manufacturer Fila at a profit due to valuation concerns and because its products have begun to lose momentum in the branded sportswear industry. Lastly, Centocor and Trans World Airlines were sold at losses. With respect to Centocor, we had to revise our earnings and revenues estimates downward due to a slower-than-anticipated sales upturn of Reopro, the company's new drug to fight cardiovascular disease. As many of you know, Trans World Airlines was a far more tragic situation. In addition to the crash of Flight 800 which may affect bookings for some time to come, management turnover at TWA has also raised some concerns. Although we expect greater stock market volatility in 1997, we continue to be very excited about the stock market for all of the reasons outlined at the beginning of this market commentary. We stayed the course in 1996 and, unless there is a radical change in the current economic and business environment, we intend to do the same in 1997. We believe the Capital Appreciation Fund's focus on primarily large, high-quality growth companies should continue to serve our shareholders well in the days ahead.

                                    4

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ANNUAL REPORT FOR THE TRAVELERS VARIABLE PRODUCTS FUNDS ----------------------
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CASH INCOME TRUST

Cash Income Trust seeks to provide shareholders with high current income from short-term money market investments while emphasizing preservation of capital and maintaining a high degree of liquidity. Cash Income Trust pursues this objective by investing in securities maturing in one year or less.

For the year ended December 31, 1996, Cash Income Trust generated an annual effective yield of 4.20% and as of December 31, 1996 had an average maturity of 38.8 days. Cash Income Trust continues to invest primarily in U.S. Treasuries and government agency securities. This investment strategy has provided Cash Income Trust with safety, liquidity, and stability.

Sincerely,

/s/ HEATH B. MCLENDON

Heath B. McLendon
Chairman

January 15, 1997

                                    5

<pg$pcn> ---------------------------------------------------------------------
-----------
 PERFORMANCE COMPARISON -- MANAGED ASSETS TRUST AS OF 12/31/96 (UNAUDITED)

            AVERAGE ANNUAL TOTAL RETURN --------------------------------------
   -------
   Year Ended 12/31/96                  13.78%
   Five Years Ended 12/31/96
8.83%
   Ten Years Ended 12/31/96
9.76%

This chart assumes an initial investment of $10,000 made on December 31, 1986 assuming reinvestment of dividends through December 31, 1996. The Lehman Government/Corporate Bond Index is a weighted composite of the Lehman Government Bond Index, which is a broad-based index of all public debt obligations of the U.S. Government and its agencies and has an average maturity of nine years and the Lehman Corporate Bond Index, which is comprised of all public fixed-rate non-convertible investment-grade domestic corporate debt, excluding collateralized mortgage obligations. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services. The Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market.

                                 Lehman
   Measurement                   Govern-
     Period          Managed  ment/Corporate   Consumer    Standard
  (Fiscal Year       Assets       Bond          Price     &
Poor's
    Covered)          Trust       Index         Index     500
Index
12/86                   10000       10000       10000       10000
12/87                   11905       10229       10441       10525
12/88                   12134       11004       10903       12269
12/89                   13247       12570       11410       16150
12/90                   16840       13612       12106       15648
12/91                   17256       15807       12476       20406
12/92                   21001       17006       12838       21960
12/93                   22080       18883       13191       24167
12/94                   24140       18218       13544       24485
12/95                   23599       21725       13888       29853
12/96                   26837       22354       14348       36704

------------------------------------------------------------------------------
--

Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.
------------------------------------------------------------------------------
--
PERFORMANCE COMPARISON -- HIGH YIELD BOND TRUST AS OF 12/31/96 (UNAUDITED)

            AVERAGE ANNUAL TOTAL RETURN --------------------------------------
   -------
   Year Ended 12/31/96                    16.05%
   Five Years Ended 12/31/96
9.90%
   Ten Years Ended 12/31/96
7.21%

This chart assumes an initial investment of $10,000 made on December 31, 1986 assuming reinvestment of dividends through December 31, 1996. The Lehman Aggregate Bond Index, an unmanaged index, is composed of the Lehman Intermediate Government/Corporate Bond Index and the Mortgage Backed Securities Index and includes treasury issues, agency issued, corporate bond issues and mortgage-backed securities. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services. The First Boston High Yield Index Top Tier is a broad-based market measure of high yield bonds, commonly known as "junk bonds."

                                                          First
                                                         Boston
   Measurement        High       Lehman                   High
     Period           Yield      Aggre-     Consumer      Yield
  (Fiscal Year        Bond      gate Bond     Price     Index Top
    Covered)          Trust       Index       Index       Tier
12/86                   10000       10000       10000
10000
12/87                   10798       10276       10441
11254
12/88                   10761       11086       10903
12630
12/89                   12329       12698       11410
14296
12/90                   12502       13835       12106
14429
12/91                   11361       16050       12476
17731
12/92                   14328       17236       12838
19279
12/93                   16214       18918       13191
22290
12/94                   18485       18365       13544
22248
12/95                   18252       21758       13888
26403
12/96                   21181       22548       14348
29234

------------------------------------------------------------------------------
--

Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

                                    6

<pg$pcn>

------------------------------------------------------------------------------
--
   PERFORMANCE COMPARISON -- CAPITAL APPRECIATION FUND AS OF 12/31/96
                               (UNAUDITED)

            AVERAGE ANNUAL TOTAL RETURN -------------------------------------
   --------
   Year Ended 12/31/96                    28.21%
   Five Years Ended 12/31/96
16.18%
   Ten Years Ended 12/31/96
11.44%

This chart assumes an initial investment of $10,000 made on December 31, 1986 assuming reinvestment of dividends through December 31, 1996. The Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. The Russell 2000 Index is a capitalization weighted total return index which is comprised of 2,000 of the smallest capitaled U.S. domiciled companies with less than average growth orientation whose common stock is traded in the United States of the New York Stock Exchange, American Stock Exchange and NASDAQ. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services.


   Measurement
     Period          Capital    Standard       Russell
  Consumer (Fiscal Year      Apprecia-   & Poor's           2000
  Price
    Covered)        tion Fund   500 Index      Index        Index
12/86                   10000       10000       10000       10000
12/87                   11005       10525        9120       10441
12/88                   10111       12269       11402       10903
12/89                   11129       16150       13256       11410
12/90                   12877       15648       10674       12106
12/91                   12073       20406       15589       12476
12/92                   16318       21960       18458       12838
12/93                   19190       24167       21943       13191
12/94                   22086       24485        9105       13544
12/95                   21035       29853       11696       13888
12/96                   26976       36704       13626       14348

------------------------------------------------------------------------------
--

Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gains or losses from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

                                    7

<pg$pcn>

------------------------------------------------------------------------------
--
SCHEDULES OF INVESTMENTS                                      DECEMBER 31,
                                  1996

                              MANAGED ASSETS TRUST

 SHARES                                       SECURITY                                          VALUE
-------------------------------------------------------------------------------------------------------
-
COMMON STOCKS -- 54.7% --------------------------------------------------------------------------------
------------------------CONSUMER CYCLICALS --                                                  7.6%
  15,400   Accustaff Inc.+................................................................   $
325,325
  10,200   American Stores Co.............................................................
416,925
   8,200   Borders Group, Inc.+...........................................................
294,175
  10,400   Clear Channel Communications, Inc.+............................................
375,700
   2,700   Colgate-Palmolive Co...........................................................
249,075
  10,000   Corrections Corp. of America+..................................................
306,250
   9,700   Dollar General.................................................................
310,400
   5,200   Duracell International.........................................................
363,350
   6,100   Eastman Kodak Co...............................................................
489,525
  12,100   Federated Department Stores Inc.+..............................................
412,913
   6,500   Gannett Co.....................................................................
486,688
  15,500   Gap Inc........................................................................
466,938
  12,700   Gillette Co....................................................................
987,425
   8,800   HFS Inc.+......................................................................
525,800
  13,800   Hilton Hotels Corp.............................................................
360,525
   9,400   Home Depot Inc.................................................................
471,175
   5,174   Kimberly-Clark Corp............................................................
492,824
  11,200   Lowes Co.......................................................................
397,600
  11,600   McDonalds Corp.................................................................
524,900
  10,100   New York Times Co., Class A Shares.............................................
383,800
  10,700   Nike Inc., Class B Shares......................................................
639,325
  13,000   Procter & Gamble Co............................................................
1,397,500
   7,000   Sears Roebuck & Co.............................................................
322,875
   1,250   TCI Satellite Entertainment Inc.+..............................................
12,344
  12,500   Tele-Communications Inc.+......................................................
163,281
  12,477   The Walt Disney Co.............................................................
868,711
   8,700   Tiffany & Co...................................................................
318,638
  10,000   Time Warner Inc................................................................
375,000
   2,600   Unilever N.V...................................................................
455,650
   5,700   VF Corp........................................................................
384,750
  32,600   Wal-Mart Stores, Inc...........................................................
745,725
-------------------------------------------------------------------------------------------------------
                                                                                               -
                                                                                               14,325,1
                                                                                               12
-------------------------------------------------------------------------------------------------------
-CONSUMER STAPLES -- 4.5%
   3,100   American Brands Inc............................................................
153,838
   9,200   Anheuser-Busch Co..............................................................
368,000
   1,900   Campbell Soup Co...............................................................
152,475
  44,800   Coca-Cola Co...................................................................
2,357,600
  13,900   Conagra Inc....................................................................
691,525
   6,500   CPC International Inc..........................................................
503,750
  11,700   Dean Foods.....................................................................
377,325
   2,900   General Mills Inc..............................................................
183,788
  29,000   PepsiCo Inc....................................................................
851,875

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                    8

<pg$pcn> ---------------------------------------------------------------------
-----------
SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31,
                                  1996

                          MANAGED ASSETS TRUST

 SHARES                                       SECURITY                                          VALUE
-------------------------------------------------------------------------------------------------------
-
CONSUMER STAPLES -- 4.5% (CONTINUED)
  18,100   Philip Morris Cos. ............................................................   $
2,038,513
   6,800   Pioneer Hi-Bred International..................................................
476,000
   9,000   Sara Lee Corp. ................................................................
335,250
-------------------------------------------------------------------------------------------------------
                                                                                                -
                                                                                                8,489,9
                                                                                                39
-------------------------------------------------------------------------------------------------------
-ENERGY --0.7%
   5,700   Chesapeake Energy Corp.+.......................................................
317,091
   6,800   Halliburton Co.................................................................
409,700
   6,400   Louisiana Land & Exploration Co................................................
343,200
   2,800   Schlumberger Ltd. .............................................................
279,650
-------------------------------------------------------------------------------------------------------
                                                                                                -
                                                                                                1,349,6
                                                                                                41
-------------------------------------------------------------------------------------------------------
-FINANCIAL SERVICES --8.2%
   8,265   Allstate Corp. ................................................................
478,337
   8,200   Ambac Inc......................................................................
544,275
   9,200   American Express Co. ..........................................................
519,800
   8,850   American International Group Inc. .............................................
958,012
   7,289   Banc One Corp. ................................................................
313,427
   7,300   Bank of Boston Corp............................................................
469,025
  10,400   BankAmerica Corp. .............................................................
1,037,400
   3,600   Barnett Banks Inc. ............................................................
148,050
  12,736   Chase Manhattan Corp. .........................................................
1,136,688
   7,000   Chubb Corp.....................................................................
376,250
   3,600   Cigna Corp.....................................................................
491,850
  13,700   Citicorp.......................................................................
1,411,100
   3,500   Federal Home Loan Mortgage Corp................................................
385,437
  20,600   Federal National Mortgage Association..........................................
767,350
   2,600   First Bank System Inc..........................................................
177,450
   6,000   First Chicago NBD Corp.........................................................
322,500
   1,500   General Reinsurance Corp. .....................................................
236,625
   4,700   Golden West Financial Corp.....................................................
296,687
   4,900   Household International Inc....................................................
452,025
   7,200   ITT Hartford Group, Inc........................................................
486,000
   8,300   Mellon Bank Corp...............................................................
589,300
   3,100   Merrill Lynch & Co.............................................................
252,650
   3,000   Morgan Stanley Group Inc. .....................................................
171,375
   6,000   NationsBank Corp...............................................................
586,500
   8,400   Northern Trust Corp. ..........................................................
304,500
  16,200   Norwest Corp...................................................................
704,700
   3,500   Student Loan Marketing Association.............................................
325,938
   6,900   SunAmerica Inc.................................................................
306,188
   4,100   SunTrust Banks Inc.............................................................
201,925
   5,400   Transatlantic Holdings Inc.....................................................
434,700
   1,800   Wells Fargo & Co...............................................................
485,550
-------------------------------------------------------------------------------------------------------
                                                                                               -
                                                                                               15,371,6
                                                                                               14
-------------------------------------------------------------------------------------------------------
-HEALTHCARE -- 6.0%
   9,100   Abbott Laboratories............................................................
461,825
   7,000   American Home Products Corp....................................................
410,375

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                        9
<pg$pcn>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1996

                              MANAGED ASSETS TRUST

 SHARES                                       SECURITY                                          VALUE
-------------------------------------------------------------------------------------------------------
-
HEALTHCARE -- 6.0% (CONTINUED)
  10,000   Amgen Inc.+....................................................................   $
543,750
  13,100   Bristol-Meyers Squibb Co.......................................................
1,424,625
  12,300   Columbia/HCA Healthcare Corp...................................................
501,225
   6,400   Eli Lilly & Co.................................................................
467,200
   6,800   Guidant Corp...................................................................
387,600
   7,900   HBO & Co.......................................................................
469,063
  29,600   Johnson & Johnson..............................................................
1,472,600
  12,600   Medpartners, Inc.+.............................................................
264,600
   4,500   Medtronic Inc..................................................................
306,000
  25,900   Merck & Co.....................................................................
2,052,575
  11,700   Pfizer Inc. ...................................................................
969,637
  11,400   Schering-Plough Corp...........................................................
738,150
   9,600   Vencor Inc.+ ..................................................................
303,600
   5,000   Warner-Lambert Co..............................................................
375,000
-------------------------------------------------------------------------------------------------------
                                                                                               -
                                                                                               11,147,8
                                                                                               25
-------------------------------------------------------------------------------------------------------
-MATERIALS & PROCESSING -- 3.1%
   5,000   Aluminum Co. of America........................................................
318,750
   5,000   Armstrong World Industries Inc.................................................
347,500
  13,100   Black & Decker Corp............................................................
394,638
   8,800   Cytec Industries Inc.+.........................................................
357,500
  10,200   E.I. du Pont de Nemours & Co. .................................................
962,625
  13,900   Freeport-McMoRan Copper........................................................
415,262
   4,900   Georgia-Pacific Corp. .........................................................
352,800
  18,100   Homestake Mining Co............................................................
257,925
  18,000   Monsanto Co....................................................................
699,750
   9,700   Morton International Inc.......................................................
395,275
   1,600   Nucor Corp.....................................................................
81,600
  10,400   Union Carbide Corp.............................................................
425,100
   5,100   USX-US Steel Group.............................................................
160,012
   3,700   Weyerhauser Co.................................................................
175,287
   5,900   Willamette Industries Inc. ....................................................
414,475
-------------------------------------------------------------------------------------------------------
                                                                                                -
                                                                                                5,758,4
                                                                                                99
-------------------------------------------------------------------------------------------------------
-PRODUCER DURABLES -- 5.2%
   5,200   Allied Signal Inc..............................................................
348,400
   9,900   Boeing Co. ....................................................................
1,053,113
   3,700   Caterpillar Inc. ..............................................................
278,425
  13,950   Crane Co.......................................................................
404,550
  11,400   Deere & Co.....................................................................
463,125
   4,100   Emerson Electric Co............................................................
396,675
   6,200   Fluor Corp.....................................................................
389,050
  31,200   General Electric Co............................................................
3,084,900
   6,700   Honeywell Inc. ................................................................
440,525
   6,400   Illinois Tool Works............................................................
511,200
   3,680   Lockheed Martin Corp. .........................................................
336,720
   7,800   Minnesota Mining & Manufacturing Co. ..........................................
646,425
   4,700   Raychem Corp...................................................................
376,587

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       10
<pg$pcn>
--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1996

                              MANAGED ASSETS TRUST

 SHARES                                       SECURITY                                          VALUE
-------------------------------------------------------------------------------------------------------
-
PRODUCER DURABLES -- 5.2% (CONTINUED)
  10,800   United Technologies Corp.......................................................   $
712,800
   5,000   W.W. Grainger Inc. ............................................................
401,250
-------------------------------------------------------------------------------------------------------
                                                                                                -
                                                                                                9,843,7
                                                                                                45
-------------------------------------------------------------------------------------------------------
-TECHNOLOGY -- 7.2%
   6,150   Andrew Corp.+..................................................................
326,334
  11,100   Atmel Corp.+...................................................................
367,687
   5,700   Automatic Data Processing Inc..................................................
244,388
  18,800   Cisco Systems Inc.+............................................................
1,196,150
   5,400   Compaq Computer Corp.+.........................................................
400,950
  11,575   Computer Associates International Inc..........................................
575,856
   8,200   First Data Corp. ..............................................................
299,300
   5,600   Gateway 2000 Inc.+.............................................................
299,950
  18,600   Hewlett Packard Co.............................................................
934,650
  17,400   Intel Corp.....................................................................
2,278,312
   9,500   International Business Machines Corp...........................................
1,434,500
  11,569   Lucent Technologies Inc........................................................
534,974
  22,200   Microsoft Corp.+...............................................................
1,834,275
  10,600   Motorola Inc. .................................................................
650,575
  12,000   Oracle Corp.+..................................................................
501,000
  19,600   Sun Microsystems Inc.+.........................................................
503,475
   3,200   Texas Instruments Inc..........................................................
204,000
   3,200   3Com Corp.+ ...................................................................
234,800
   4,900   U.S. Robotics Corp.+...........................................................
352,800
   6,000   Xerox Corp. ...................................................................
315,750
-------------------------------------------------------------------------------------------------------
                                                                                               -
                                                                                               13,489,7
                                                                                               26
-------------------------------------------------------------------------------------------------------
-TRANSPORTATION -- 1.9%
   6,300   Burlington Northern Sante Fe...................................................
544,163
  17,600   Chrysler Corp..................................................................
580,800
   1,448   Conrail Inc....................................................................
144,257
  11,200   Continental Airlines, Inc., Class B Shares+....................................
316,400
  21,100   Ford Motor Co..................................................................
672,562
  12,900   General Motors Corp............................................................
719,175
   7,800   Lear Corp.+....................................................................
266,175
   4,000   Union Pacific Corp. ...........................................................
240,500
-------------------------------------------------------------------------------------------------------
                                                                                                -
                                                                                                3,484,0
                                                                                                32
-------------------------------------------------------------------------------------------------------
-OIL -- 4.5%
   7,100   Amerada Hess Corp..............................................................
410,913
   9,000   Amoco Corp.....................................................................
724,500
   8,100   Ashland Inc. ..................................................................
355,388
   2,100   Atlantic Richfield Co..........................................................
278,250
  12,000   Chevron Corp...................................................................
780,000
  19,400   Exxon Corp. ...................................................................
1,901,200
   9,800   Mobil Corp.....................................................................
1,198,050
   7,900   Royal Dutch Petroleum Co.......................................................
1,348,925

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       11
<pg$pcn>
--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1996

                              MANAGED ASSETS TRUST

 SHARES                                       SECURITY                                          VALUE
-------------------------------------------------------------------------------------------------------
-
OIL -- 4.5% (CONTINUED)
  10,200   Texaco Inc. ...................................................................   $
1,000,875
  11,100   Unocal Corp....................................................................
450,937
-------------------------------------------------------------------------------------------------------
                                                                                                -
                                                                                                8,449,0
                                                                                                38
-------------------------------------------------------------------------------------------------------
-UTILITIES -- 5.8%
   8,400   AES Corp.+.....................................................................
390,600
   9,700   Allegheny Power System, Inc....................................................
294,638
  22,000   American Telephone & Telegraph Corp............................................
957,000
  10,500   Ameritech Corp.................................................................
636,562
   9,900   Baltimore Gas & Electric Co....................................................
264,825
   8,200   Bell Atlantic Corp.............................................................
530,950
  19,000   BellSouth Corp.................................................................
767,125
  10,100   CalEnergy Inc.+................................................................
337,088
   6,500   CMS Energy Corp................................................................
218,563
   5,900   Columbia Gas System............................................................
375,387
   7,300   Consolidated Natural Gas.......................................................
403,325
   3,800   Duke Power Co..................................................................
175,750
   4,700   Enron Corp.....................................................................
202,688
   3,200   FPL Group Inc..................................................................
147,200
  15,600   GTE Corp. .....................................................................
709,800
   4,900   Houston Industries Inc.........................................................
110,862
  22,700   MCI Communications Corp. ......................................................
742,006
   8,300   Nynex Corp. ...................................................................
399,438
   4,100   Pacific Enterprises............................................................
124,537
   6,600   Pacific Telesis Group..........................................................
242,550
  15,400   SBC Communications Inc.........................................................
796,950
   7,900   Sonat Inc. ....................................................................
406,850
  20,300   Southern Co....................................................................
459,287
   6,300   Sprint Corp....................................................................
251,213
  11,400   Texas Utilities Co. ...........................................................
464,550
   3,400   U.S. West Communications Group.................................................
109,650
  15,100   Worldcom Inc.+.................................................................
393,542
-------------------------------------------------------------------------------------------------------
                                                                                               -
                                                                                               10,912,9
                                                                                               36
-------------------------------------------------------------------------------------------------------
           -TOTAL COMMON STOCKS (Cost -- $78,744,955)......................................
           102,622,107
-------------------------------------------------------------------------------------------------------
-PREFERRED STOCKS -- 2.1% -----------------------------------------------------------------------------
---------------------------FINANCIAL SERVICES --                                               0.5%
   2,000   FINOVA Group, Convertible 5.500%...............................................
105,000
       4   Fuji Finance, Convertible 0.250%...............................................
105,140
   8,000   Merry Land & Investment, Inc., Convertible 2.150%..............................
211,000
   4,000   St. Paul Capital, Convertible 6.000%...........................................
221,500
   5,000   Tosco Financial Trust, Convertible 5.750%......................................
258,750
-------------------------------------------------------------------------------------------------------
                                                                                                  -
                                                                                                  901,3
                                                                                                  90
-------------------------------------------------------------------------------------------------------

-

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       12

<pg$pcn>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1996

                              MANAGED ASSETS TRUST

 SHARES                                       SECURITY                                          VALUE
-------------------------------------------------------------------------------------------------------
-
INDUSTRIAL -- 1.6%
   4,000   Amcor Ltd., Convertible 7.250%.................................................   $
204,000
  10,000   Corning Delaware L.P...........................................................
636,250
  12,000   International Paper............................................................
552,000
  10,990   News Corp Ltd., Convertible 5.000%.............................................
1,050,919
   9,000   Occidental Petroleum Corp......................................................
510,750
-------------------------------------------------------------------------------------------------------
                                                                                                -
                                                                                                2,953,9
                                                                                                19
-------------------------------------------------------------------------------------------------------
           -TOTAL PREFERRED STOCKS (Cost -- $3,510,971)....................................
           3,855,309
-------------------------------------------------------------------------------------------------------
-

    FACE
   AMOUNT                                       SECURITY                                        VALUE
-------------------------------------------------------------------------------------------------------
-
CORPORATE BONDS -- 22.9% ------------------------------------------------------------------------------
--------------------------FINANCIAL SERVICES --                                                 4.5%
$  2,500,000   American Express Co., zero coupon due 12/12/00.............................
1,971,875
     500,000   Great Western Financial Corp., Notes, 6.375% due 7/1/00....................
497,500
   5,000,000   New Plan Reality, 5.950% due 11/2/26.......................................
4,993,750
   1,000,000   Signet Credit Card, Master Trust 1993-4B, 5.800% due 3/15/98...............
991,620
-------------------------------------------------------------------------------------------------------
                                                                                                -
                                                                                                8,454,7
                                                                                                45
-------------------------------------------------------------------------------------------------------
-GOVERNMENT, NATIONAL -- 2.1%
   2,000,000   Canada - Global Bond, 6.750% due 8/28/06...................................
2,010,000
   2,000,000   Poland, 6.438% due 10/27/24................................................
1,945,000
-------------------------------------------------------------------------------------------------------
                                                                                                -
                                                                                                3,955,0
                                                                                                00
-------------------------------------------------------------------------------------------------------
-INDUSTRIAL --3.4%
   2,000,000   Becton Dickinson & Co., 8.800% due 3/1/01..................................
2,160,000
   2,000,000   Cox Communications Inc., 6.875% due 6/15/05................................
1,982,500
   2,020,000   Tele-Communications Inc. 9.650% due 10/1/03................................
2,191,700
-------------------------------------------------------------------------------------------------------
                                                                                                -
                                                                                                6,334,2
                                                                                                00
-------------------------------------------------------------------------------------------------------
-MATERIALS & PROCESSING -- 5.7%
   9,000,000   Weyerhauser Mortgage Co., 8.500% due 1/15/25...............................
10,794,330
-------------------------------------------------------------------------------------------------------
-OIL -- 1.9%
     500,000   Apache Corp., 6.000% due 1/15/02...........................................
640,000
   3,000,000   Texaco Capital Inc., 7.750% due 2/15/33....................................
3,052,500
-------------------------------------------------------------------------------------------------------
                                                                                                -
                                                                                                3,692,5
                                                                                                00
-------------------------------------------------------------------------------------------------------
-TRANSPORTATION -- 0.5%
     929,255   Delta Airlines, Inc., 9.250% due 1/2/07....................................
960,376
-------------------------------------------------------------------------------------------------------

-

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       13

<pg$pcn>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1996

                              MANAGED ASSETS TRUST

    FACE
   AMOUNT                                       SECURITY                                        VALUE
-------------------------------------------------------------------------------------------------------
-
UTILITY - ELECTRIC -- 0.6%
$  1,100,000   Niagara Mohawk Power Corp., 8.000% due 6/1/04..............................   $
1,050,500
-------------------------------------------------------------------------------------------------------
-UTILITY - TELEPHONE -- 4.2%
   5,000,000   BellSouth Cap Funding, 6.040% due 11/15/26.................................
4,956,250
   3,000,000   BellSouth Telecommunications, 7.000% due 12/1/2095.........................
2,887,500
-------------------------------------------------------------------------------------------------------
                                                                                                -
                                                                                                7,843,7
                                                                                                50
-------------------------------------------------------------------------------------------------------
               -TOTAL CORPORATE BONDS (Cost -- $41,691,641)................................
               43,085,401
-------------------------------------------------------------------------------------------------------
-CONVERTIBLE CORPORATE BONDS -- 5.1% ------------------------------------------------------------------
--------------------------------------CONSUMER CYCLICALS --                                     0.6%
     580,000   Hilton Hotels Corp., 5.000% due 5/15/06....................................
608,275
     500,000   Home Depot Inc., 3.250% due 10/1/01........................................
492,500
-------------------------------------------------------------------------------------------------------
                                                                                                -
                                                                                                1,100,7
                                                                                                75
-------------------------------------------------------------------------------------------------------
-FINANCIAL SERVICES --0.7%
     500,000   Equitable Cos., 6.125% due 12/15/24........................................
580,625
     500,000   Sappi BVI Finance Ltd., 7.500% due 8/1/02..................................
460,000
     500,000   USF&G Corp., zero coupon due 3/3/09........................................
316,250
-------------------------------------------------------------------------------------------------------
                                                                                                -
                                                                                                1,356,8
                                                                                                75
-------------------------------------------------------------------------------------------------------
-GOVERNMENT - NATIONAL -- 0.3%
     500,000   Republic of Italy, 5.000% due 6/28/01......................................
492,500
-------------------------------------------------------------------------------------------------------
-INDUSTRIAL --3.2%
   1,400,000   Alza Corp., zero coupon due 7/14/14........................................
588,000
     300,000   Berkshire Hathaway Inc., 1.000% due 12/3/01................................
280,125
   1,000,000   Comcast Corp., 1.125% due 4/15/07..........................................
512,500
     877,000   Cooper Industries Inc., 7.050% due 1/1/15..................................
940,582
     300,000   Inco Ltd., 7.750% due 3/15/16..............................................
317,250
   1,000,000   Marriott International Inc., zero coupon due 3/25/11.......................
561,250
     500,000   McKesson Corp., 4.500% due 3/1/04..........................................
443,125
     100,000   Omnicom Group, Inc., zero coupon due 1/3/07................................
100,000
     500,000   Pennzoil Co., 4.750% due 10/1/03...........................................
571,250
     400,000   Rouse Co., 5.750% due 7/23/02..............................................
438,000
     300,000   RPM Inc., zero coupon due 9/30/12..........................................
134,625
     200,000   Scholastic Corp., 5.000% due 8/15/05.......................................
208,750
     200,000   Tenet Healthcare Corp., 6.000% due 12/1/05.................................
212,250
     200,000   The Sports Authority Inc., 5.250% due 9/15/01..............................
187,750
     500,000   Trinova Corp., 6.000% due 10/15/02.........................................
496,875
-------------------------------------------------------------------------------------------------------
                                                                                                -
                                                                                                5,992,3
                                                                                                32
-------------------------------------------------------------------------------------------------------
-UTILITY - ELECTRIC -- 0.3%
     600,000   Potomac Electric Power Co., 5.000% due 9/1/02..............................
558,000
-------------------------------------------------------------------------------------------------------
               -TOTAL CONVERTIBLE CORPORATE BONDS (Cost -- $9,194,761).....................
               9,500,482
-------------------------------------------------------------------------------------------------------

-

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       14

<pg$pcn>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1996

                              MANAGED ASSETS TRUST

    FACE
   AMOUNT                                       SECURITY                                        VALUE
-------------------------------------------------------------------------------------------------------
-
U.S. GOVERNMENT SECTOR -- 7.9% ------------------------------------------------------------------------
--------------------------------U.S. GOVERNMENT AGENCIES & OBLIGATIONS -- 7.9%
$     75,000   U.S. Treasury Notes, 6.900% due 8/21/97*...................................   $
72,519
   3,000,000   U.S. Treasury Strip, zero coupon due 5/15/07...............................
1,530,000
  11,000,000   U.S. Treasury Strip, zero coupon due 5/15/09...............................
4,868,160
     493,534   FHLMC, 8.500% due 9/1/02...................................................
508,958
   2,000,000   FNMA Principal Strips, 7.890% due 3/9/97...................................
1,976,420
     184,841   FNMA, 8.500% due 3/1/05....................................................
192,408
   3,333,217   FNMA, 7.500% due 10/1/25...................................................
3,333,217
     318,618   GNMA, 7.500% due 3/15/07...................................................
318,914
      60,555   GNMA, 7.500% due 6/15/07...................................................
60,612
     209,632   GNMA, 9.000% due 12/15/16..................................................
220,900
     255,165   GNMA, 9.000% due 11/15/19..................................................
268,881
     379,737   GNMA, 9.500% due 1/15/20...................................................
410,473
     209,395   GNMA, 9.500% due 3/15/20...................................................
226,342
     194,535   GNMA, 7.500% due 5/15/23...................................................
194,717
     745,284   GNMA, 7.500% due 12/15/25..................................................
745,976
-------------------------------------------------------------------------------------------------------
               -TOTAL U.S. GOVERNMENT SECTOR (Cost -- $15,170,051).........................
               14,928,497
-------------------------------------------------------------------------------------------------------
-COMMERCIAL PAPER -- 1.6%
   3,000,000   GE Capital Corp, 5.532% due 2/20/97 (Cost -- $2,977,583)...................
2,975,160
-------------------------------------------------------------------------------------------------------
-REPURCHASE AGREEMENT -- 5.7%
  10,715,000   Citibank, 6.900% due 1/2/97; Proceeds at maturity -- $10,719,107;
               (Fully collateralized by U.S. Treasury Notes, 5.750% due 12/31/98;
               Market value -- $10,936,313) (Cost -- $10,715,000).........................
10,715,000 --------------------------------------------------------------------------------------------
------------
               TOTAL INVESTMENTS -- 100% (Cost -- $162,004,962**).........................
               $187,681,956
-------------------------------------------------------------------------------------------------------
-

 + Non-income producing security.
 * Segregated security for futures contracts commitments.
** Aggregate cost for Federal income tax purposes is substantially the same. SEE NOTES TO FINANCIAL STATEMENTS.

                                       15

<pg$pcn>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1996

                             HIGH YIELD BOND TRUST

  FACE
 AMOUNT    RATINGS                                   SECURITY                                     VALUE
--------------------------------------------------------------------------------------------------------
-
CORPORATE BONDS AND NOTES -- 77.0% ---------------------------------------------------------------------
------------------------------------AMUSEMENTS -- 5.9%
$500,000    NR        Live Entertainment Inc., Sr. Sub. Notes, 12.000% due 3/23/99...........   $
485,000
 500,000    B-        Plitt Theaters Inc., Sr. Sub. Notes, 10.875% due 6/15/04...............
510,000
--------------------------------------------------------------------------------------------------------
                                                                                                   -
                                                                                                   995,0
                                                                                                   00
--------------------------------------------------------------------------------------------------------
-CHEMICALS, PHARMACEUTICALS AND ALLIED PRODUCTS -- 3.5%
 500,000    NR        Renaissance Cosmetics Inc., Sr. Notes, Series B, 13.750% due 8/15/01...
585,000
--------------------------------------------------------------------------------------------------------
-COMMUNICATIONS -- 10.2%
 500,000    B3*       Commodore Media Inc., Sr. Sub. Notes, 7.500% due 5/1/03................
526,250
 400,000    B-        Paxson Communications Corp., Sr. Sub. Notes, 11.625% due 10/1/02+......
417,000
 400,000    B-        Pegasus Media Communications Inc., Notes 12.500% due 7/1/05+...........
433,000
 500,000    BB        Telewest Communications PLC, Sr. Discount Debentures,
                      step bond to yield 10.751% due 10/1/07.................................
348,750
--------------------------------------------------------------------------------------------------------
                                                                                                 -
                                                                                                 1,725,0
                                                                                                 00
--------------------------------------------------------------------------------------------------------
-CONSTRUCTION -- 3.7%
 250,000    B         Greystone Homes Inc., Sr. Notes, 10.750% due 3/1/04....................
250,313
 400,000    B         Johnston America Industries, Inc., Sr. Sub. Notes, 11.750% due
383,000
                      8/15/05................................................................ ----------
-----------------------------------------------------------------------------------------------
                                                                                                   633,3
                                                                                                   13
--------------------------------------------------------------------------------------------------------
-ELECTRICAL -- 3.0%
 500,000    NR        Emcor Group Inc., Notes, 11.000% due 12/15/01..........................
504,375
--------------------------------------------------------------------------------------------------------
-FINANCE --5.4%
 400,000    B-        B.F. Saul Real Estate Investment Trust, Sr. Secured Notes, 11.625% due
431,000
                      4/1/02+................................................................
  36,896    B3*       FRD Acquisition Co., Sr. Notes, Series B, 12.500% due 7/15/04..........
37,634
 500,000    Caa*      Trump Castle Funding, 1st Mortgage, 11.750% due 11/15/03...............
442,500
--------------------------------------------------------------------------------------------------------
                                                                                                   -
                                                                                                   911,1
                                                                                                   34
--------------------------------------------------------------------------------------------------------
-INSURANCE -- 2.9%
 500,000    NR        I.C.H. Corp., Sr. Sub. Notes, 11.250% due 12/1/03++....................
490,000
--------------------------------------------------------------------------------------------------------
-MANUFACTURING -- 2.9%
 500,000    NR        Great Dane Holdings, Inc., Sr. Sub. Notes, 12.750% due 8/1/01..........
503,750
--------------------------------------------------------------------------------------------------------
-METAL PRODUCTS/MINING -- 8.7%
 500,000    B         Gulf States Steel Alabama Inc., 1st Mortgage,
                      13.500% due 4/15/03++..................................................
473,750
 500,000    NR        Parker Drilling Co., Guaranteed Notes, 9.750% due 11/15/06+............
527,500
 500,000    B-        Sheffield Steel Corp., 1st Mortgage Notes, 12.000% due 11/1/01.........
475,000
--------------------------------------------------------------------------------------------------------
                                                                                                 -
                                                                                                 1,476,2
                                                                                                 50
--------------------------------------------------------------------------------------------------------
-PAPER AND ALLIED PRODUCTS -- 2.4%
 400,000    B         Mail-Well Corp., Sr. Sub. Notes, 10.500% due 2/15/04+..................
398,500
--------------------------------------------------------------------------------------------------------

-

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       16

<pg$pcn>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1996

                             HIGH YIELD BOND TRUST

  FACE
 AMOUNT    RATINGS                                   SECURITY                                     VALUE
--------------------------------------------------------------------------------------------------------
-
PETROLEUM REFINING AND RELATED INDUSTRIES -- 3.0%
$500,000    CCC+      Transamerican Refining Corp., Guaranteed 1st Mortgage Notes,
                      16.500% due 2/15/02...................................................   $
505,000 ------------------------------------------------------------------------------------------------
---------PRINTING, PUBLISHING AND ALLIED INDUSTRIES -- 5.8%
 500,000    Caa*      Sullivan Graphics Inc., Sr. Sub. Notes, 12.750% due 8/1/05+...........
490,000
 500,000    B-        U.S. Banknote Corp., Sr. Notes, 11.625% due 8/1/02+...................
482,500
--------------------------------------------------------------------------------------------------------
                                                                                                   -
                                                                                                   972,5
                                                                                                   00
--------------------------------------------------------------------------------------------------------
-RETAIL -- 4.2%
 250,000    B         Flagstar Corp., Sr. Notes, 10.750% due 9/15/01........................
230,000
 500,000    B+        K mart Corp., Notes, 7.900% due 12/14/00..............................
481,250
--------------------------------------------------------------------------------------------------------
                                                                                                   -
                                                                                                   711,2
                                                                                                   50
--------------------------------------------------------------------------------------------------------
-SERVICES -- 8.5%
500,000    B+        Americold Corp., 1st Mortgage Series B, 11.500% due 3/1/05............
                                 524,375
 500,000    B-        Florists Transworld Delivery Inc., Sr. Sub. Notes,
                      Series B, 14.000% due 12/15/01........................................
506,250
 400,000    B-        Regency Health Services Inc., Sr. Sub. Notes, 9.875% due 10/15/02.....
406,000
--------------------------------------------------------------------------------------------------------
                                                                                                 -
                                                                                                 1,436,6
                                                                                                 25
--------------------------------------------------------------------------------------------------------
-TEXTILE MILL PRODUCTS -- 2.8%
 500,000    B         CMI Industries Inc., Sr. Sub. Notes, 9.500% due 10/1/03...............
466,250
--------------------------------------------------------------------------------------------------------
-TRANSPORTATION -- 2.6%
 400,000    B-        Terex Corp., Sr. Secured Notes, 13.250% due 5/15/02+++................
432,000
--------------------------------------------------------------------------------------------------------
-WHOLESALE TRADE -- 1.5%
 250,000    B+        Fleming Co. Inc., Sr. Notes, 10.625% due 12/15/01.....................
254,375
--------------------------------------------------------------------------------------------------------
                      -TOTAL CORPORATE BONDS AND NOTES
                      (Cost -- $12,350,130).................................................
13,000,322 ---------------------------------------------------------------------------------------------
------------SHARES
SECURITY     VALUE
--------------------------------------------------------------------------------------------------------
--
COMMON STOCKS -- 0.0% ----------------------------------------------------------------------------------
-----------------------UTILITIES -- 0.0%
     264              Great Bay Power Co.+ (Cost -- $0).....................................
2,210
--------------------------------------------------------------------------------------------------------
-WARRANTS -- 0.0% --------------------------------------------------------------------------------------
-------------------METAL PRODUCTS/MINING -- 0.0%
     500              Gulf State Steel Alabama Inc., Expire 4/15/03+........................
2,500
--------------------------------------------------------------------------------------------------------
-TRANSPORTATION --0.0%
   1,600              Terex Corp., Expire 5/15/02++.........................................
3,200
--------------------------------------------------------------------------------------------------------
                      -TOTAL WARRANTS
                      (Cost -- $0)..........................................................
5,700 --------------------------------------------------------------------------------------------------
-------
                      SUB-TOTAL INVESTMENTS
                      (Cost -- $12,350,130).................................................

13,008,232 ---------------------------------------------------------------------------------------------

------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       17

<pg$pcn>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1996

                             HIGH YIELD BOND TRUST

  FACE
 AMOUNT                                            SECURITY                                      VALUE
-------------------------------------------------------------------------------------------------------
-
SHORT-TERM INVESTMENTS -- 23.0% -----------------------------------------------------------------------
---------------------------------COMMERCIAL PAPER -- 3.5%
$ 600,000          Bankers Trust N.Y. Corp., 5.400% due 2/19/97............................   $
595,590
-------------------------------------------------------------------------------------------------------
-REPURCHASE AGREEMENT -- 19.5%
 3,298,000         Chase Manhattan Bank, 6.550% due 1/2/97; Proceeds at
                   maturity -- $3,299,200; (Fully collateralized by U.S. Treasury Bill due
                   10/31/98; Market value -- $3,363,993)...................................
3,298,000 ---------------------------------------------------------------------------------------------
-----------
                   TOTAL SHORT-TERM INVESTMENTS
                   (Cost -- $3,893,590)....................................................
3,893,590 ---------------------------------------------------------------------------------------------
-----------
                   TOTAL INVESTMENTS -- 100%
                   (Cost -- $16,243,720**).................................................
$16,901,822 -------------------------------------------------------------------------------------------
-------------

 + Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt that are from registration, normally to qualified institutional buyers.
++ Non-income producing security.
** Aggregate cost for Federal income tax purposes is substantially the same.

   See page 19 for definition of bond ratings.

                      SUMMARY OF BONDS BY COMBINED RATINGS

                      % OF TOTAL CORPORATE
STANDARD & POOR'S        BONDS & NOTES
------------------------------------------
    BB                          2.7%
    B                          58.8
   CCC                          7.8
    NR                         30.7
------------------------------------------
                              100.0% -----------------------------------
-------

                       SEE NOTES TO FINANCIAL STATEMENTS. 18

<pg$pcn>

------------------------------------------------------------------------------
--
 BOND RATINGS

All ratings are by Standard & Poor's Ratings Service ("Standard & Poor's"), except that those identified by an asterisk (*) are rated by Moody's Investors Service, Inc. ("Moodys"). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's -- Rating from "AA" to "C" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA             --   Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to
                     pay interest and repay principal is extremely strong.
AA              --   Debt rated "AA" has a very strong capacity to pay interest and repay principal
and
                     differs from the highest rated issue only in a small degree.
A               --   Debt rated "A" has a strong capacity to pay interest and repay principal although
                     it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB             --   Debt rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.
BB, B and CCC   --   Debt rated "BB" and "B" are regarded, on balance, as predominantly speculative with
                     respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of speculation than "B", and "CCC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
C               --   The rating "C" is reserved for income bonds on which no interest is being paid.
D               --   Debt rated "D" are in default, and payment of interest and/or repayment of principal is in arrears.

Moody's -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "C", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa             --   Bonds that are rated "Aaa" are judged to be of the best quality. They carry the
                     smallest degree of investment fisk and are generally referred to as "gilt edge."
                     Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa              --   Bonds that are rated "Aa" are judged to be of high quality by all standards.
                     Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa"
                     securities.
A               --   Bonds that are rated "A" possess many favorable investment attributes and are to be
                     considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa             --   Bonds that are rated "Baa" are considered to be medium grade obligations; that is,
                     they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have speculative characteristics as well.
Ba              --   Bonds that are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B               --   Bonds that are rated "B" generally lack characteristics of desirable investments.
                     Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa             --   Bonds that are rated "Caa" are of poor standing. These issues may be in default,
or
                     present elements of danger may exist with respect to principal or interest.
Ca              --   Bonds that are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C               --   Bonds that are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
NR              --   Indicates that the bond is not rated by Standard & Poor's or Moody's.

                                       19
<pg$pcn>
--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1996

                           CAPITAL APPRECIATION FUND

    SHARES                                        SECURITY                                       VALUE
--------------------------------------------------------------------------------------------------------
-
COMMON STOCKS -- 89.5% ---------------------------------------------------------------------------------
------------------------AIRCRAFT & AEROSPACE -- 4.8%
        68,375    Boeing Co................................................................    $
        7,273,391 13,875    Gulfstream Aerospace Corp.+..............................................
        336,469
        33,025    Textron Inc..............................................................
3,112,606
--------------------------------------------------------------------------------------------------------
                                                                                                -
                                                                                                10,722,4
                                                                                                66
--------------------------------------------------------------------------------------------------------
-AIRLINES -- 3.9%
       138,650    UAL Corp.+...............................................................
8,665,625
--------------------------------------------------------------------------------------------------------
-AUTO RELATED -- 0.1%
         7,925    Cross-Continent Auto Retailers+..........................................
165,434
--------------------------------------------------------------------------------------------------------
-BANKING -- 11.7%
        10,000    Catskill Financial Corp.+................................................
140,000
        90,475    Chase Manhattan Corp. ...................................................
8,074,894
        63,190    Citicorp.................................................................
6,508,570
        10,000    Community Federal Bancorp................................................
170,000
        10,000    First Bergen Bancorp.....................................................
115,000
        10,000    GA Financial Inc.........................................................
151,250
        28,550    Mercantile Bancorp Inc...................................................
1,466,756
        10,000    PFF Bancorp Inc.+........................................................
148,750
        47,000    R & G Financial Corp.....................................................
1,116,250
        30,666    Wells Fargo & Co.........................................................
8,272,154
--------------------------------------------------------------------------------------------------------
                                                                                                -
                                                                                                26,163,6
                                                                                                24
--------------------------------------------------------------------------------------------------------
-BEVERAGES -- 5.9%
        93,250    Coca-Cola Co.............................................................
4,907,281
        15,650    Coca-Cola Enterprises....................................................
759,025
       257,750    PepsiCo, Inc. ...........................................................
7,571,406
--------------------------------------------------------------------------------------------------------
                                                                                                -
                                                                                                13,237,7
                                                                                                12
--------------------------------------------------------------------------------------------------------
-BUSINESS SERVICES -- 4.5%
         7,800    Alco Standard Corp.......................................................
402,675
        75,675    Danka Business Systems PLC ADR...........................................
2,677,003
        20,725    Diebold Inc..............................................................
1,303,084
       117,100    First Data Corp. ........................................................
4,274,150
        40,850    First USA Paymentech Inc.+...............................................
1,383,794
--------------------------------------------------------------------------------------------------------
                                                                                                -
                                                                                                10,040,7
                                                                                                06
--------------------------------------------------------------------------------------------------------
-CAPITAL GOODS --0.1%
         3,175    Raychem Corp.............................................................
254,397
--------------------------------------------------------------------------------------------------------
-CHEMICAL -- 6.3%
       175,575    Cytec Industries Inc.+...................................................
7,132,734
       177,775    Monsanto Co..............................................................
6,911,003
--------------------------------------------------------------------------------------------------------
                                                                                                -
                                                                                                14,043,7
                                                                                                37
--------------------------------------------------------------------------------------------------------

-

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       20

<pg$pcn>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1996

                           CAPITAL APPRECIATION FUND

    SHARES                                        SECURITY                                       VALUE
--------------------------------------------------------------------------------------------------------
-
COMMUNICATIONS -- 0.8%
        29,200    Ascend Communications, Inc.+.............................................    $
1,814,050
--------------------------------------------------------------------------------------------------------
-COMPUTERS -- 10.9%
        92,875    Clarify Inc.+............................................................
4,458,000
        67,375    Dell Computer Corp.+.....................................................
3,579,297
        40,625    Electronics For Imaging+.................................................
3,341,406
        15,200    HBO & Co.................................................................
902,500
        13,850    Intel Corp...............................................................
1,813,484
        60,325    International Business Machines Corp.....................................
9,109,075
        21,525    Oracle Systems Corp.+....................................................
898,669
         5,750    Parametric Technology+...................................................
295,406
         3,075    Transaction Systems Architects -- Class A Shares+........................
102,244
--------------------------------------------------------------------------------------------------------
                                                                                                -
                                                                                                24,500,0
                                                                                                81
--------------------------------------------------------------------------------------------------------
-DIVERSIFIED OPERATIONS --1.8%
        41,750    General Electric Co......................................................
4,128,031
--------------------------------------------------------------------------------------------------------
-DRUGS AND HEALTHCARE -- 8.6%
        15,000    American Home Products Corp. ............................................
879,375
         1,650    Bristol-Myers Squibb Co. ................................................
179,438
        78,825    Eli Lilly & Co...........................................................
5,754,225
        39,550    Merck & Co., Inc. .......................................................
3,134,338
        63,475    Pfizer, Inc..............................................................
5,260,491
        52,225    Warner-Lambert Co........................................................
3,916,875
--------------------------------------------------------------------------------------------------------
                                                                                                -
                                                                                                19,124,7
                                                                                                42
--------------------------------------------------------------------------------------------------------
-ENERGY -- 0.4%
        36,100    Peco Energy Co...........................................................
911,525
--------------------------------------------------------------------------------------------------------
-ENTERTAINMENT AND LEISURE TIME -- 4.1%
        98,100    G-TECH Holdings Corp.+...................................................
3,139,200
       113,075    Hilton Hotels Corp.......................................................
2,954,084
       146,250    Mirage Resorts Inc.+.....................................................
3,162,656
--------------------------------------------------------------------------------------------------------
                                                                                                 -
                                                                                                 9,255,9
                                                                                                 40
--------------------------------------------------------------------------------------------------------
-FINANCIAL SERVICES --5.0%
         8,825    Chester Bancorp Inc. ....................................................
115,828
         4,375    Federal Home Loan Mortgage Corp. ........................................
481,797
       101,630    Federal National Mortgage Association....................................
3,823,829
        10,000    First Defiance Financial Corp............................................
123,750
        80,465    Merrill Lynch & Co., Inc. ...............................................
6,557,898
        10,000    South Street Financial Co.+..............................................
140,000
--------------------------------------------------------------------------------------------------------
                                                                                                -
                                                                                                11,243,1
                                                                                                02
--------------------------------------------------------------------------------------------------------
-HOSPITAL RELATED -- 0.5%
        43,275    Fresenius Medical Care ADR+..............................................
1,217,109
--------------------------------------------------------------------------------------------------------
-INSURANCE -- 0.4%
        26,600    CMAC Investment Corp. ...................................................
977,550
--------------------------------------------------------------------------------------------------------

-

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       21

<pg$pcn>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1996

                           CAPITAL APPRECIATION FUND

    SHARES                                        SECURITY                                       VALUE
--------------------------------------------------------------------------------------------------------
-
NATURAL GAS -- 1.6%
        75,500    Praxair Inc..............................................................   $
3,482,438
--------------------------------------------------------------------------------------------------------
-NETWORKING -- 3.4%
       119,375    Cisco Systems Inc.+......................................................
7,595,234
--------------------------------------------------------------------------------------------------------
-PRINTING & PUBLISHING -- 2.3%
       133,350    Gartner Group+...........................................................
5,192,316
--------------------------------------------------------------------------------------------------------
-RETAIL -- 5.2%
        50,400    Gucci Group N.V..........................................................
3,219,300
       115,975    Nike Inc., Class B Shares................................................
6,929,506
        18,600    The Finish Line, Class A Shares+.........................................
392,925
        17,800    Vons Companies Inc.+.....................................................
1,065,775
--------------------------------------------------------------------------------------------------------
                                                                                                -
                                                                                                11,607,5
                                                                                                06
--------------------------------------------------------------------------------------------------------
-SOFTWARE -- 2.9%
        77,975    Microsoft Corp.+.........................................................
6,442,684
--------------------------------------------------------------------------------------------------------
-TELECOMMUNICATIONS --4.3%
        14,225    Cincinnati Bell, Inc.....................................................
876,616
       186,900    Lucent Technologies Inc..................................................
8,644,125
--------------------------------------------------------------------------------------------------------
                                                                                                 -
                                                                                                 9,520,7
                                                                                                 41
--------------------------------------------------------------------------------------------------------
                  -TOTAL COMMON STOCKS (Cost -- $154,608,059)...............................
                  200,306,750
--------------------------------------------------------------------------------------------------------
-

     FACE
    AMOUNT                                        SECURITY                                       VALUE
--------------------------------------------------------------------------------------------------------
-
REPURCHASE AGREEMENT -- 10.5%
   $23,489,000    Citibank, 6.898% due 1/2/97; Proceeds at maturity -- $23,579,002; (Fully collateralized by U.S. Treasury Notes, 5.750% due 12/13/98; Market
                  value -- $23,970,000) (Cost -- $23,489,000)..............................
23,489,000
--------------------------------------------------------------------------------------------------------
                  -TOTAL INVESTMENTS -- 100% (Cost -- $178,097,059*)........................
                  $223,795,750
--------------------------------------------------------------------------------------------------------
-

 + Non-income producing security.
 * Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       22

<pg$pcn>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1996

                               CASH INCOME TRUST

   FACE                                                                           ANNUALIZED
  AMOUNT                                 SECURITY                                   YIELD           VALUE
----------------------------------------------------------------------------------------------------------
-
U.S. GOVERNMENT AGENCIES AND OBLIGATIONS -- 19.6%
$   275,000   Federal Home Loan Mortgage Corp. matures 2/18/97...............   5.28% to 5.41%    $
273,068
    425,000   Federal National Mortgage Association mature 1/3/97 to             5.28 to 5.31
                3/3/97.......................................................
422,648
----------------------------------------------------------------------------------------------------------
              -TOTAL U.S. GOVERNMENT AGENCIES AND OBLIGATIONS
              (Cost -- $695,716).............................................
695,716
----------------------------------------------------------------------------------------------------------
-U.S. TREASURY BILLS -- 38.7%
  1,385,000   U.S. Treasury Bills mature 1/9/97 to 4/17/97                       5.07 to 5.11
                (Cost -- $1,374,750).........................................
1,374,750
----------------------------------------------------------------------------------------------------------
-COMMERCIAL PAPER -- 41.7%
    150,000   Associates Corp. of North America matures 2/4/97...............        5.36
149,251
    150,000   Chevron Oil Finance matures 2/4/97.............................        5.34
149,253
    150,000   CIT Group Holdings, Inc. matures 1/16/97.......................        5.37
149,668
    150,000   Ford Motor Credit Corp. matures 1/16/97........................        5.36
149,669
    150,000   General Electric Capital Corp. matures 1/9/97..................        5.48
149,820
    150,000   H.J. Heinz Co. matures 1/23/97.................................        5.45
149,507
    150,000   Household Finance Corp. matures 2/13/97........................        5.48
149,032
    135,000   Potomac Electric Power Co. matures 1/15/97.....................        5.83
134,698
    150,000   Prudential Funding Co. matures 1/16/97.........................        5.34
149,671
    150,000   Xerox Corp. matures 1/16/97....................................        5.45
149,664
----------------------------------------------------------------------------------------------------------
              -TOTAL COMMERCIAL PAPER (Cost -- $1,480,233)....................
              1,480,233
----------------------------------------------------------------------------------------------------------
              -TOTAL INVESTMENTS -- 100% (Cost -- $3,550,699*)................
              $3,550,699
----------------------------------------------------------------------------------------------------------

-

* Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       23

<pg$pcn>

--------------------------------------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES                          DECEMBER 31, 1996

                                                        MANAGED      HIGH YIELD      CAPITAL         CASH
                                                         ASSETS         BOND       APPRECIATION     INCOME
                                                         TRUST          TRUST          FUND         TRUST
----------------------------------------------------------------------------------------------------------
-
ASSETS:
  Investments -- Cost...............................  $162,004,962   $12,350,130   $154,608,059
  $3,550,699 Short-term investments -- Cost....................
  --     3,893,590     23,489,000                       --
----------------------------------------------------------------------------------------------------------
  -Investments, at value.............................  $187,681,956   $13,008,232   $200,306,750
  $3,550,699 Short-term investments, at value..................
  --     3,893,590     23,489,000                       --
  Cash..............................................           518            --            855
4,509
  Receivable for securities sold....................       409,824            --             --
--
  Dividends and interest receivable.................     1,128,214       360,137        147,193
--
  Receivable for Fund shares sold...................            --        52,645        454,681
--
  Receivable from affiliate.........................            --            --             --
15,843
----------------------------------------------------------------------------------------------------------
  -TOTAL ASSETS......................................   189,220,512    17,314,604    224,398,479
  3,571,051
----------------------------------------------------------------------------------------------------------
-LIABILITIES:
  Payable for securities purchased..................       519,223            --        109,975
--
  Investment advisory fees payable..................        77,599         7,420        141,259
1,147
  Payable for Fund shares purchased.................         3,504            --             --
--
  Dividends payable.................................            --            --             --
5,696
  Accrued expenses..................................         9,705        16,141         15,494
21,553
----------------------------------------------------------------------------------------------------------
  -TOTAL LIABILITIES.................................       610,031        23,561        266,728
  28,396
----------------------------------------------------------------------------------------------------------
-TOTAL NET ASSETS....................................  $188,610,481   $17,291,043   $224,131,751
$3,542,655 -----------------------------------------------------------------------------------------------
------------NET ASSETS:
Paid-in capital...................................  $158,673,246   $21,746,024   $179,434,374   $3,542,655
  Undistributed (overdistributed) net investment
     income.........................................       689,249      (172,955)       219,605
--
  Accumulated net realized gain (loss) from security
     transactions and futures contracts.............     3,570,992    (4,940,128)    (1,220,919)
--
  Net unrealized appreciation of investments........    25,676,994       658,102     45,698,691
--
----------------------------------------------------------------------------------------------------------
-TOTAL NET ASSETS....................................  $188,610,481   $17,291,043   $224,131,751
$3,542,655 -----------------------------------------------------------------------------------------------
------------SHARES OUTSTANDING..................................    12,594,215     2,036,482
6,103,983    3,542,673 -----------------------------------------------------------------------------------
------------------------NET ASSET VALUE, PER SHARE..........................        $14.98         $8.49
$36.72 $1.00
----------------------------------------------------------------------------------------------------------

-

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       24

<pg$pcn>

--------------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS                   FOR THE YEAR ENDED DECEMBER 31, 1996

                                                             MANAGED     HIGH YIELD     CAPITAL        CASH
                                                             ASSETS         BOND      APPRECIATION    INCOME
                                                              TRUST        TRUST          FUND        TRUST
------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest...............................................  $ 5,087,435   $1,774,958   $    853,439
  $114,317 Dividends..............................................                       2,160,122
  -- 1,687,610             --
------------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME................................    7,247,557    1,774,958      2,541,049
  114,317
------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fees (Note 3)......................      891,042       72,800      1,261,284
19,000
  Custody................................................       49,323       12,866         65,089         -
-
  Administration fees (Note 3)...........................       48,885       24,332         25,243
6,622
  Shareholder communications.............................       22,028       16,446         17,563
16,446
  Trustees' fees.........................................        6,544        6,544          6,544
6,544
  Audit and legal........................................        5,918        6,440          9,521
13,330
  Registration fees......................................        1,267        1,267          1,267
1,267
  Shareholder and system servicing fees..................        1,000        1,000          2,000         -
-
  Other..................................................          104        1,569          3,083         -
-
------------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES.........................................    1,026,111      143,264      1,391,594
  63,209
  Less: Expense reimbursement (Note 3)...................           --           --             --
(43,376)
------------------------------------------------------------------------------------------------------------
  NET EXPENSES...........................................    1,026,111      143,264      1,391,594
  19,833
------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME....................................    6,221,446    1,631,694      1,149,455
94,484
------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FUTURES CONTRACTS (NOTES 4 & 6):
  Realized Gain (Loss) From:
     Security transactions (excluding short-term
       securities).......................................   14,175,095     (304,388)    13,938,060
--
     Futures contracts...................................     (744,302)          --             --
-----------------------------------------------------------------------------------------------------------
--
  NET REALIZED GAIN (LOSS)...............................   13,430,793     (304,388)    13,938,060
  --
-----------------------------------------------------------------------------------------------------------
  -Change in Net Unrealized Appreciation (Depreciation)
  of Investments:
     Beginning of year...................................   22,303,922     (199,726)    21,220,176
     -End of year.........................................   25,676,994      658,102     45,698,691
     --
-----------------------------------------------------------------------------------------------------------
  -INCREASE IN NET UNREALIZED APPRECIATION................    3,373,072      857,828     24,478,515
  --
-----------------------------------------------------------------------------------------------------------

-NET GAIN ON INVESTMENTS AND FUTURES CONTRACTS............   16,803,865      553,440     38,416,575

-----------------------------------------------------------------------------------------------------------

--INCREASE IN NET ASSETS FROM OPERATIONS...................  $23,025,311   $2,185,134   $ 39,566,030   $

94,484 ----------------------------------------------------------------------------------------------------

--------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       25

<pg$pcn>

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS        FOR THE YEAR ENDED DECEMBER 31, 1996

                                                        MANAGED      HIGH YIELD      CAPITAL         CASH
                                                         ASSETS         BOND       APPRECIATION     INCOME
                                                         TRUST          TRUST          FUND         TRUST
-----------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income.............................  $  6,221,446   $ 1,631,694   $  1,149,455   $
  94,484 Net realized gain (loss)..........................                          13,430,793
  (304,388)            13,938,060           --
  Increase in net unrealized appreciation...........     3,373,072       857,828     24,478,515           -
-
-----------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS............    23,025,311     2,185,134     39,566,030
  94,484
-----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 2):
  Net investment income.............................   (10,914,123)   (2,978,125)    (1,741,271)
(94,502)
  Net realized gains................................   (17,258,729)           --    (23,015,510)          -
-----------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM
     DISTRIBUTIONS TO SHAREHOLDERS..................   (28,172,852)   (2,978,125)   (24,756,781)
(94,502) --------------------------------------------------------------------------------------------------
---------FUND SHARE TRANSACTIONS (NOTE 9):
  Net proceeds from sale of shares..................     7,067,309     5,233,862     72,301,317
9,941,686
  Net asset value of shares issued for
     reinvestment of dividends......................    28,172,852     2,978,125     24,756,781
94,502
  Cost of shares reacquired.........................   (12,757,653)   (3,030,251)    (9,891,028)
(7,910,199)
-----------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM FUND SHARE
     TRANSACTIONS...................................    22,482,508     5,181,736     87,167,070
2,125,989
-----------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS..............................    17,334,967     4,388,745    101,976,319
2,125,971
NET ASSETS:
  Beginning of year.................................   171,275,514    12,902,298    122,155,432
1,416,684 -------------------------------------------------------------------------------------------------
----------
  END OF YEAR*......................................  $188,610,481   $17,291,043   $224,131,751
  $3,542,655
-----------------------------------------------------------------------------------------------------------
* Includes undistributed (overdistributed) net
  investment income of: ............................      $689,249     $(172,955)      $219,605           -
-
-----------------------------------------------------------------------------------------------------------
-

                       SEE NOTES TO FINANCIAL STATEMENTS. 26

<pg$pcn>

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS        FOR THE YEAR ENDED DECEMBER 31, 1995

                                                        MANAGED      HIGH YIELD      CAPITAL         CASH
                                                         ASSETS         BOND       APPRECIATION     INCOME
                                                         TRUST          TRUST          FUND          TRUST
------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income.............................  $  5,381,926   $ 1,173,476   $    811,421   $
  51,414 Net realized gain.................................                            7,915,343
  395,891              12,852,764            --
  Increase in net unrealized appreciation...........    23,599,777       221,759     16,423,842            -
-
------------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS............    36,897,046     1,791,126     30,088,027
  51,414
------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 2):
  Net investment income.............................    (5,441,569)     (960,192)      (540,784)
(51,414)
  Net realized gains................................    (1,783,880)           --             --            -
-
------------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM
     DISTRIBUTIONS TO SHAREHOLDERS..................    (7,225,449)     (960,192)      (540,784)
(51,414)
------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
  Net proceeds from sale of shares..................     5,376,731     1,749,523     26,600,150
3,284,741
  Net asset value of shares issued for
     reinvestment of dividends......................     7,225,449       960,192        540,784
52,033
  Cost of shares reacquired.........................   (11,885,171)   (2,354,757)   (13,026,347)
(3,122,783) ------------------------------------------------------------------------------------------------
------------
  INCREASE IN NET ASSETS FROM FUND SHARE
     TRANSACTIONS...................................       717,009       354,958     14,114,587
213,991
------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS..............................    30,388,606     1,185,892     43,661,830
213,991
NET ASSETS:
  Beginning of year.................................   140,886,908    11,716,406     78,493,602
1,202,693
------------------------------------------------------------------------------------------------------------
  END OF YEAR*......................................  $171,275,514   $12,902,298   $122,155,432   $
  1,416,684
------------------------------------------------------------------------------------------------------------
* Includes undistributed net investment income
  of:...............................................    $5,381,926    $1,173,476       $811,421            -
-
------------------------------------------------------------------------------------------------------------


                       SEE NOTES TO FINANCIAL STATEMENTS.

<pg$pcn> ---------------------------------------------------------------------
-----------
 NOTES TO FINANCIAL STATEMENTS

     1.  SIGNIFICANT ACCOUNTING POLICIES

     The Managed Assets Trust, High Yield Bond Trust, Capital Appreciation
Fund and Cash Income Trust (collectively, "Fund(s)") are each a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as diversified, open-end management investment companies. Shares of the Funds are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts.
     The significant accounting policies consistently followed by the Funds are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price were reported and U.S. Government and Agency obligations are valued at the mean between the last reported bid and ask prices or on the basis of quotations received from reputable brokers or other recognized sources; (c) securities maturing within 60 days are valued at cost plus accreted discount and, or minus amortized premium, which approximates market value; (d) securities that have a maturity of 60 days or more are valued at prices based on market quotations for securities of similar type, yield and maturity; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis and dividend income is recorded on the ex-dividend date; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1996, reclassifications were made to the capital accounts of the High Yield Bond Trust, Capital Appreciation Fund and Cash Income Trust to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, for the High Yield Bond Trust a portion of accumulated net realized loss amounting to $1,893,310 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; (i) the Funds intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.
     In addition, for the year ended December 31, 1996, distributions from realized gains include both net realized short-term and long-term capital gains. Previous to 1996 net realized short-term capital gains were included in distributions from net investment income.
     2.  DIVIDENDS
Cash Income Trust declares and records a dividend of substantially all of its net investment income on each business day. Such dividends are paid or reinvested on the payable date.

     3.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS

     Travelers Asset Management International Corporation ("TAMIC"), an indirect wholly owned subsidiary of Travelers Group Inc., acts as investment manager and advisor to the Managed Assets Trust ("MAT"), High Yield Bond Trust ("HYBT") and Cash Income Trust ("CIT"). MAT and CIT pay TAMIC an investment management and advisory fee calculated at the annual rate of 0.50% and 0.3233%, respectively of its average daily net assets. HYBT pays TAMIC an investment management and advisory fee calculated at an annual rate of: 0.50% on the first $50,000,000, 0.40% on the next $100,000,000, 0.30% on the next
$100,000,000 and 0.25% on the amount over $250,000,000 of its average daily net assets. This fee is calculated daily and paid monthly.

     TAMIC has a sub-advisory agreement with The Travelers Investment Management Company, Inc. ("TIMCO"), an indirect wholly owned subsidiary of Travelers Group Inc. Pursuant to the sub-advisory agreement, TIMCO is responsible for the day-to-day portfolio operations and investment decisions for MAT. As a result,
TAMIC pays TIMCO, as sub-advisor, 0.25% of the average daily net assets of MAT.
In addition, TIMCO acts as investment manager and advisor to the Capital Appreciation Fund ("CAF"). CAF pays TIMCO an investment management and advisory fee calculated at an annual rate of 0.75% of the average daily net assets. This fee is calculated daily and paid monthly.

<pg$pcn>

------------------------------------------------------------------------------
--
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     TIMCO also has a sub-advisory agreement with Janus Capital Corporation ("Janus"). Pursuant to the sub-advisory agreement, Janus is responsible for the day-to-day portfolio operations and investment decisions for CAF. As a result, TIMCO pays Janus, as sub-advisor, 0.55% of the average daily net assets of CAF.
     Travelers Insurance Company ("Travelers Insurance") acts as administrator to the Funds. The Funds pay Travelers Insurance an administration fee calculated at an annual rate of 0.06% of its average daily net assets. Travelers Insurance has entered into a sub-administrative services agreement with Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc. ("SBH"). Travelers Insurance pays SBMFM, as sub-administrator, a fee calculated at an annual rate of 0.06% for the average daily net assets of each Fund. This fee is calculated daily and paid monthly.
  MAT received brokerage commissions of $1,380 from affiliated brokers.
     One Trustee and all officers of the Funds are employees of Travelers Group Inc., or its subsidiaries.
     4.  INVESTMENTS
During the year ended December 31, 1996, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                                                MANAGED           HIGH           CAPITAL
                                                                 ASSETS        YIELD BOND
APPRECIATION
                                                                 TRUST            TRUST            FUND
----------------------------------------------------------------------------------------------------------
Purchases.................................................... $177,030,601     $10,021,937
$180,570,344
----------------------------------------------------------------------------------------------------------
Sales........................................................  189,051,386       9,367,054
126,712,795
----------------------------------------------------------------------------------------------------------

     At December 31, 1996, the aggregate gross unrealized appreciation and depreciation of investments were as follows:

                                                                MANAGED           HIGH           CAPITAL
                                                                 ASSETS        YIELD BOND
APPRECIATION
                                                                 TRUST            TRUST            FUND
----------------------------------------------------------------------------------------------------------
Gross unrealized appreciation*...............................  $26,911,202        $779,745     $47,569,236
Gross unrealized depreciation*...............................   (1,234,208)       (121,643)
(1,870,545)
----------------------------------------------------------------------------------------------------------
Net unrealized appreciation*.................................  $25,676,994        $658,102     $45,698,691
---------------------------------------------------------------------------------------------------------
-

* Substantially the same for Federal income tax purposes.

     5.  REPURCHASE AGREEMENTS

     The Funds purchase (and its custodian takes possession of) U.S. Government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Funds require continual maintenance of the market value of the collateral in amounts at least equal to 102% of the repurchase price.

     6.  FUTURES CONTRACTS

     Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian and is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred.

When the contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Funds' basis in the contract. The Funds bear the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

     At December 31, 1996, the Funds had no open futures contracts.

<pg$pcn> ---------------------------------------------------------------------
-----------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     7.  OPTIONS CONTRACTS

     Premiums paid when put or call options are purchased by the Funds, represent investments, which are "marked-to-market" daily. When a purchased option expires, the Funds realize a loss in the amount of the premium paid. When the Funds enter into closing sales transactions, the Funds realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Funds exercise a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Funds exercise a call option, the cost of the security which the Funds purchase upon exercise will be increased by the premium originally paid.

  As of December 31, 1996, the Funds had no open purchased call or put options contracts.

     8.  CAPITAL LOSS CARRYFORWARD

     At December 31, 1996, HYBT had, for Federal income tax purposes, approximately $4,751,000 of capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses can be used to offset realized capital gains, it is probable that such gains will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on December 31 of the year indicated:

                          1996         1997          1998         1999       2000        2001       2002        2004
--------------------------------------------------------------------------------------------------------------------
-
Carryforward
  Amounts............   $530,000    $1,094,000    $1,970,000    $748,000    $48,000    $135,000    $38,000
$188,000 -----------------------------------------------------------------------------------------------------------
----------

     9.  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares of each Fund were as follows:

                                                                     YEAR ENDED           YEAR ENDED
                                                                  DECEMBER 31, 1996    DECEMBER 31,
1995 -------------------------------------------------------------------------------------------------
------
MANAGED ASSETS TRUST
Shares sold....................................................          469,580              375,304
Shares issued on reinvestment..................................        1,926,518              581,291
Shares redeemed................................................         (847,611)            (871,567)
------------------------------------------------------------------------------------------------------
-Net Increase...................................................       1,548,487               85,028
------------------------------------------------------------------------------------------------------
-HIGH YIELD BOND TRUST
Shares sold....................................................          591,013              206,291
Shares issued on reinvestment..................................          356,007              122,473
Shares redeemed................................................         (343,196)            (276,334)
------------------------------------------------------------------------------------------------------
-Net Increase...................................................         603,824               52,430
------------------------------------------------------------------------------------------------------
-CAPITAL APPRECIATION FUND
Shares sold....................................................        1,994,300              900,317
Shares issued on reinvestment..................................          716,103               22,109
Shares redeemed................................................         (287,644)            (445,510)
------------------------------------------------------------------------------------------------------
-Net Increase...................................................       2,422,759              476,916
------------------------------------------------------------------------------------------------------
-CASH INCOME TRUST
Shares sold....................................................        9,941,686            3,284,741
Shares issued on reinvestment..................................           94,502               52,033
Shares redeemed................................................       (7,910,199)          (3,122,783)
------------------------------------------------------------------------------------------------------
-Net Increase...................................................       2,125,989              213,991
------------------------------------------------------------------------------------------------------
-

<pg$pcn>

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each year:

               MANAGED ASSETS TRUST                     1996        1995        1994        1993        1992
------------------------------------------------------------------------------------------------------------
-
NET ASSET VALUE, BEGINNING OF YEAR.................     $15.50      $12.85      $14.21      $14.02
$14.78 ------------------------------------------------------------------------------------------------------
-------INCOME (LOSS) FROM OPERATIONS:
  Net investment income............................       0.46        0.49        0.46        0.51
0.64
  Net realized and unrealized gain (loss)..........       1.50        2.83       (0.73)       0.72
0.01
-------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations................       1.96        3.32       (0.27)       1.23
0.65
-------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM (1):
  Net investment income............................      (0.89)      (0.50)      (0.67)      (0.85)
(1.04)
  Net realized gains...............................      (1.59)      (0.17)      (0.42)      (0.19)
(0.37)
-------------------------------------------------------------------------------------------------------------
Total Distributions................................      (2.48)      (0.67)      (1.09)      (1.04)
(1.41)
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR.......................     $14.98      $15.50      $12.85      $14.21
$14.02 ------------------------------------------------------------------------------------------------------
-------TOTAL RETURN.......................................13.78%     27.12%      (2.24)%      9.33%
5.14%
-------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)....................   $188,610    $171,276    $140,887    $156,767
$148,971 ----------------------------------------------------------------------------------------------------
---------RATIOS TO AVERAGE NET ASSETS:
  Expenses (2).....................................       0.58%       0.58%       0.61%       0.56%
0.56%
  Net investment income............................       3.51        3.49        3.59        3.65
4.97
-------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE............................        108%        110%         97%         86%
112%
-------------------------------------------------------------------------------------------------------------
AVERAGE COMMISSIONS PER SHARES PAID ON EQUITY
  TRANSACTIONS (3).................................      $0.06          --          --          --          -
-
-------------------------------------------------------------------------------------------------------------

               HIGH YIELD BOND TRUST                    1996        1995        1994        1993        1992
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR.................      $9.00       $8.49       $9.25       $8.91
$8.75
-------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income............................       0.91        0.80        0.66        0.68
0.88
  Net realized and unrealized gain (loss)..........       0.41        0.41       (0.76)       0.47
0.18
-------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations................       1.32        1.21       (0.10)       1.15
1.06
-------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTION FROM (1):
  Net investment income............................      (1.83)      (0.70)      (0.66)      (0.81)
(0.90)
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR.......................      $8.49       $9.00       $8.49       $9.25
$8.91
-------------------------------------------------------------------------------------------------------------
TOTAL RETURN.......................................      16.05%      15.47%      (1.26)%     14.01%
13.16%
-------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)....................    $17,291     $12,902     $11,716     $12,765
$10,289 -----------------------------------------------------------------------------------------------------
--------RATIOS TO AVERAGE NET ASSETS:
  Expenses (4).....................................       0.97%       1.25%       1.25%       0.99%
0.56%
  Net investment income............................      11.01        9.37        7.71        7.69
10.24
-------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE............................         84%        222%       146.%         19%
52%
-------------------------------------------------------------------------------------------------------------

(1) For the year ended December 31, 1996, distributions from realized gains include both net realized short-term and long-term capital gains. Previous to 1996 net realized short-term capital gains were included in distributions from net investment income.

(2) The ratios of expenses to average net assets for the years 1993 and 1992 reflects an expense reimbursement by The Travelers in connection with voluntary expense limitations. Without the expense reimbursement, the ratios of expenses to average net assets would have been 0.60% and 0.63%, for the years ended December 31, 1993 and 1992, respectively.
(3) For the fiscal years beginning after 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share on Funds which held more than 10% of their assets in commissionable equity securities.
(4) The ratio of expenses to average net assets reflects an expense reimbursement by The Travelers in connection with voluntary expense limitations. Without the expense reimbursement, the ratios of expenses to average net assets would have been 1.28%, 1.33%, 1.31% and 1.28%, for the years ended December 31, 1995, 1994, 1993 and 1992, respectively.
                                   31
<pg$pcn>
------------------------------------------------------------------------------
--
 FINANCIAL HIGHLIGHTS (CONTINUED)

For a share of beneficial interest outstanding throughout each year:

          CAPITAL APPRECIATION FUND                1996         1995         1994       1993(1)        1992
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR............     $33.18       $24.50       $25.87       $22.72
$19.63 -----------------------------------------------------------------------------------------------------
-------INCOME (LOSS) FROM OPERATIONS:
  Net investment income.......................       0.23         0.24         0.19         0.19
0.28
  Net realized and unrealized gain (loss).....       8.49         8.61        (1.41)        3.21
3.13
------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations...........       8.72         8.85        (1.22)        3.40
3.41
------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTION FROM (2):
  Net investment income.......................      (0.41)       (0.17)       (0.15)       (0.25)
  (0.32) Net realized gains..........................      (4.77)   --           --           --           -
  -
------------------------------------------------------------------------------------------------------------
Total Distributions...........................      (5.18)       (0.17)       (0.15)       (0.25)
(0.32) -----------------------------------------------------------------------------------------------------
-------NET ASSET VALUE, END OF YEAR..................     $36.72       $33.18       $24.50       $25.87
$22.72 -----------------------------------------------------------------------------------------------------
-------TOTAL RETURN..................................28.21%      36.37%       (4.76)%      15.09%
17.60%
------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)...............   $224,132     $122,155      $78,494      $62,414
$29,506 ----------------------------------------------------------------------------------------------------
--------RATIOS TO AVERAGE NET ASSETS:
  Expenses (3)................................       0.83%        0.85%       0.89%         0.87%
0.56%
  Net investment income.......................       0.69         0.84         0.79         0.81
1.39
------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.......................         84%         124%        106%          155%
126%
------------------------------------------------------------------------------------------------------------
AVERAGE COMMISSIONS PER SHARE PAID
  ON EQUITY TRANSACTIONS (4)..................      $0.06           --           --           --           -
-
------------------------------------------------------------------------------------------------------------

              CASH INCOME TRUST                    1996         1995         1994         1993         1992
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR............      $1.00        $1.00        $1.00        $1.00
$1.00 ------------------------------------------------------------------------------------------------------
------
  Net investment income (5)...................     0.0412       0.0417       0.0278       0.0214
  0.0322 Distributions from net investment income....    (0.0412)     (0.0417)     (0.0278)     (0.0214)
  (0.0322)
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR..................      $1.00        $1.00        $1.00        $1.00
$1.00 ------------------------------------------------------------------------------------------------------
------TOTAL RETURN..................................       4.20%        4.17%        2.78%        2.14%
3.22% ------------------------------------------------------------------------------------------------------
------NET ASSETS, END OF YEAR (000'S)...............     $3,543       $1,417       $1,203         $647
$697 -------------------------------------------------------------------------------------------------------
-----RATIOS TO AVERAGE NET ASSETS:
  Expenses (5)(6).............................       0.78%        1.25%        1.25%        0.94%
  0.38% Net investment income.......................       3.72           --           --           --
  --
------------------------------------------------------------------------------------------------------------

(1) Effective May 1, 1993, Janus Capital Corporation became sub-adviser for Capital Appreciation Fund.
(2) For the year ended December 31, 1996, distributions from realized gains include both net realized short-term and long-term capital gains. Previous to 1996 net realized short-term capital gains were included in distributions from net investment income.

(3) The ratio of expenses to average net assets for 1993 and 1992 reflects an expense reimbursement by The Travelers in connection with voluntary expense limitations. Without the expense reimbursement, the ratios of expenses to average net assets would have been 0.96% and 0.91%, for the years ended December 31, 1993 and 1992, respectively.

(4) For the fiscal years beginning after 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share on Funds which held more than 10% of their assets in commissionable equity securities.

(5) For the year ended December 31, 1996, The Travelers reimbursed CIT for $43,376 in expenses. If such fees were not waived and expenses not reimbursed, the per share decrease of net investment income would have been $0.002 and the expense ratio would have been 1.71%.

(6) The ratio of expenses to average net assets for 1995-1992 reflects an expense reimbursement by The Travelers in connection with voluntary expense limitations. Without the expense reimbursement, the ratios of expenses to average net assets would have been 7.37%, 6.40%, 8.47% and 7.70% for the years ended December 31, 1995, 1994, 1993 and 1992, respectively.

------------------------------------------------------------------------------
--
 TAX INFORMATION (UNAUDITED)

     The amount of long-term capital gains paid for the fiscal year ended December 31, 1996, are $13,912,800 for the Managed Assets Trust and $19,412,512 for the Capital Appreciation Portfolio.
                                   32
<pg$pcn>
------------------------------------------------------------------------------
--
 REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of Managed Assets Trust:

We have audited the accompanying statement of assets and liabilities of Managed Assets Trust including the schedule of investments as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Managed Assets Trust as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.
COOPERS & LYBRAND L.L.P.
Hartford, Connecticut
February 24, 1997

                                   33

<pg$pcn>

------------------------------------------------------------------------------
--
 REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of High Yield Bond Trust:

We have audited the accompanying statement of assets and liabilities of High Yield Bond Trust including the schedule of investments as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of High Yield Bond Trust as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

Hartford, Connecticut
February 24, 1997

                                   34

<pg$pcn>

------------------------------------------------------------------------------
--
 REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of Capital Appreciation Fund:

We have audited the accompanying statement of assets and liabilities of Capital Appreciation Fund including the schedule of investments as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Capital Appreciation Fund as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

Hartford, Connecticut
February 24, 1997

                                   35

<pg$pcn>

------------------------------------------------------------------------------
--
 REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of Cash Income Trust:

We have audited the accompanying statement of assets and liabilities of Cash Income Trust including the schedule of investments as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Cash Income Trust as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

Hartford, Connecticut
February 24, 1997

                                   36

<pg$pcn>

ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST ---------------------------------
-----------------------------------------------

U.S. GOVERNMENT SECURITIES PORTFOLIO

For the year ended December 31, 1996, the U.S. Government Securities Portfolio generated a total return of 1.46%. As of December 31, 1996 the composition of assets contained in the Portfolio was 47% in mortgage-backed securities, 31% in U.S. Treasuries, 12% in U.S. agency securities and 10% in cash.

Prospects for bond investors appeared promising as the year began. In Washington, D.C., there were talks of federal deficit reduction through a balanced budget amendment while the outlook for inflation was tame. Long-term U.S. Treasuries were yielding less than 6% and the expectation of a Federal Reserve easing of monetary policy drove down yields on 2 year U.S. Treasuries to under 5%. However, as the year progressed, bullish sentiments were shattered as balanced budget talks stalled, energy prices began to rise and U.S. economic growth resumed. Heightened investor concerns over rising inflation drove up the yield on long-term U.S. Treasuries to over 7%. Toward the end of the year, these inflation fears proved to be unfounded and the long-term U.S. Treasury dropped to a range of around 6.6%.

Against this backdrop of volatile interest rates, the Portfolio lagged behind the Lehman Government Bond Index for the first three quarters of the year. By shortening the maturity and through careful selection of securities, we were able to recoup lost ground to finish the year in line with the Portfolio's benchmark. Specifically, we added securities from Financing Corporation ("FICO") and Tennessee Valley Authority ("TVA"). In our view, FICO securities were very attractively priced due to concerns about the solvency of the Savings Association Insurance Fund, the agency responsible for making interest payments on the FICO securities. The U.S. Congress subsequently passed a bill that would shore up funds required to ensure payment of interest which resulted in the FICO bond's rise in price. In the case of TVA bonds, we utilized a hedging strategy to boost the yield as well as to provide investors with an additional cushion against interest rate volatility.

Looking ahead to 1997, we expect a continuation of higher interest rate volatility. Therefore, we have reduced the Portfolio's weighting in mortgage-backed securities while increasing the exposure to other U.S. agency bonds. In addition, we believe the recently introduced inflation-indexed securities by the U.S. Treasury may represent a good investment opportunity for the Portfolio.

SOCIAL AWARENESS STOCK PORTFOLIO

Social Awareness Stock Portfolio finished 1996 with a competitive total return of 19.98%. Our exposure to the financial and technology sectors were major contributors to the Portfolio's positive results. As of December 31, 1996, the Portfolio consisted of about 15% cash reserves and 71 stock holdings, with some 75% of those considered to be "core" investments. The weighted market capitalization of the stocks owned by the Portfolio averages about $24.5 billion, approximating a 50/50 mix of large and mid-capitalization companies. As the year ended, the Portfolio was overweighted in the consumer cyclical, financial, and technology industries while underweighted in capital goods, communications services, energy, and utilities industries. This composition proved to be an advantage for the Portfolio during the period. While the Portfolio's beta ( the comparative movement of a security's price relative to the overall market) was approximately 10% more than the rest of the stock market, the slightly increased risk taken was generally well rewarded. The stocks in the Portfolio generated more earnings and more growth potential compared to their cost than that offered by the overall market.

Our investment strategy for 1997 continues to focus on owning quality companies. The overall Portfolio's quality remains strong with a Standard & Poor's average rating of A minus (a ranking of common stocks from A+ through C on the basis of growth and stability). We remain cautiously optimistic about the stock market's 1997 potential, but hold some cash reserves to take advantage of buying opportunities from normal market volatility following two years of very strong performance.

UTILITIES PORTFOLIO

Utilities Portfolio seeks to provide current income and as a secondary goal, capital appreciation, by investing at least 25% of its assets in the utilities industry. For the year ended December 31, 1996, the Utilities Portfolio had a total return of 7.47%.

The past year was frustrating for electric utility investors. As a group, utilities underperformed the broad based equity market. A strong stock market combined with a relatively weak bond market caused attention to move away from defensive sectors such as utilities. Nevertheless, we believe the electric utility sector should continue to benefit from industry restructuring and the rapid pace of mergers and acquisitions. For example, several state restructuring proposals have focused on the need to

                                   37

<pg$pcn>

ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST ---------------------------------
-----------------------------------------------

lower customer rates and creating opportunities for electric utilities to recover their capital investments. In our opinion, these proposals should create a more positive environment for investors by removing some of the uncertainty that has plagued utilities over the past few years. The consolidation of electric utility and natural gas companies dominated merger activity during 1996 as management teams attempted to enlarge their customer base and become full service energy providers in a more competitive industry. Furthermore, several electric utility companies continue to diversify by aggressively expanding into foreign markets.
We remain positive for electric utilities in 1997 based on continued clarification of the impact of deregulation and competition in the industry and its favorable defensive characteristics. In addition, we expect more individual state initiatives regarding electric utility industry restructuring. Consolidation should continue involving electric sector and electric companies with natural gas companies. In this dynamic and rapidly changing environment, individual stock selection will continue to be extremely important in achieving competitive total returns. We expect performance among individual companies to vary significantly. In our view, special situation companies, with above average dividend growth, favorable regulatory rulings or positive deregulatory proposals are exciting new investment opportunities. We continue to focus on higher quality companies with strong earnings and dividend growth, superior management teams and favorable environments. Moreover, we favor lower-cost companies in this more competitive environment. We believe investors should view utility investing from a total return perspective and not simply evaluate the sector's current yield.
The economic outlook for 1997 calls for a continuance of slow to moderate U.S. economic growth without renewed inflation and the long-term U.S. Treasury bond is expected to trade in a range of 6.25% to 7%. These conditions should be generally favorable for fixed-income markets and interest rate-sensitive sectors such as electric utilities. However, higher overall market volatility may increase if there is a surprise regarding the economy or corporate earnings.
Our portfolio strategy continues to focus on income and long-term growth. We have increased our natural gas holdings and gradually reduced telecommunications holdings awaiting a clearer competitive picture or more favorable valuations in that industry. After two years of above historical returns, an increase in stock market volatility could enhance the appeal of electric utilities as a stable long-term investment vehicle.
In closing, we thank you for your investment in The Travelers Series Trust Portfolios. We look forward to continuing to help you achieve your financial goals.
Sincerely,
/s/ HEATH B. MCLENDON
Heath B. McLendon
Chairman

January 15, 1997

                                   38

<pg$pcn> ---------------------------------------------------------------------
-----------
PERFORMANCE COMPARISON -- U.S. GOVERNMENT SECURITIES PORTFOLIO AS OF 12/31/96 (UNAUDITED)

            AVERAGE ANNUAL TOTAL RETURN --------------------------------------
   -------
   Year Ended 12/31/96                   1.46%
   1/24/92* through 12/31/96             5.84%

              CUMULATIVE TOTAL RETURN --------
   ------------------------------------
   1/24/92* through 12/31/96            32.33%
   * Commencement of operations

This chart assumes an initial investment of $10,000 made on January 24, 1992 and assuming reinvestment of dividends through December 31, 1996. The Lehman Government Bond Index is a broad-based Index of all public debt obligations of the U.S. Government and its agencies and has an average maturity of nine years. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services.

                         U.S. Gov-
                          ernment          Lehman
 Measurement Period     Securities       Government     Consumer
(Fiscal Year Covered)    Portfolio       Bond Index    Price
Index
1/24/92                       10000         10000         10000
12/92                         10290         10920         10275
12/93                         11813         12125         10557
12/94                         11147         11699         10840
12/95                         13869         13950         11115
12/31/96                      14077         14354         11484

------------------------------------------------------------------------------
-Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

------------------------------------------------------------------------------
--
 PERFORMANCE COMPARISON -- SOCIAL AWARENESS STOCK PORTFOLIO AS OF 12/31/96 (UNAUDITED)

            AVERAGE ANNUAL TOTAL RETURN --------------------------------------
   -------
   Year Ended 12/31/96                    19.98%
   5/1/92* through 12/31/96               12.62%

              CUMULATIVE TOTAL RETURN --------------------------
   -------------------
   5/1/92* through 12/31/96               73.33%
   * Commencement of operations

This chart assumes an initial investment of $10,000 made on May 1, 1992 assuming reinvestment of dividends through December 31, 1996. The Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services.

                           Social
                         Awareness    Standard &
 Measurement Period        Stock      Poor's 500     Consumer
(Fiscal Year Covered)    Portfolio       Index      Price
Index
5/1/92                        10000         10000
10000
12/92                         10850         10673
10157
12/93                         11777         11745
10436
12/94                         11461         11900
10716
12/95                         16285         14509
10988
12/31/96                      18340         17838
11353

------------------------------------------------------------------------------
--

Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

                                   39

<pg$pcn>

------------------------------------------------------------------------------
--
 PERFORMANCE COMPARISON -- UTILITIES PORTFOLIO AS OF 12/31/96 (UNAUDITED)

            AVERAGE ANNUAL TOTAL RETURN --------------------------------------
   -------
   Year Ended 12/31/96                     7.47%
   2/4/94* through 12/31/96               11.24%

              CUMULATIVE TOTAL RETURN ---------------------------
   ------------------
   2/4/94* through 12/31/96               36.26%
   * Commencement of operations

This chart assumes an initial investment of $10,000 made on February 4, 1994 assuming reinvestment of dividends through December 31, 1996. Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services.

                                      Standard &
 Measurement Period      Utilities    Poor's 500     Consumer
(Fiscal Year Covered)    Portfolio       Index      Price Index
2/4/94                        10000         10000         10000
12/94                         10170         10072         10205
12/95                         13149         13852         10464
12/31/96                      14139         17031         10811

------------------------------------------------------------------------------
--
Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.
                                   40
<pg$pcn>
------------------------------------------------------------------------------
--
 SCHEDULES OF INVESTMENTS                                      DECEMBER 31,
1996
                  U.S. GOVERNMENT SECURITIES PORTFOLIO

    FACE
   AMOUNT                                        SECURITY                                        VALUE
-------------------------------------------------------------------------------------------------------
-
U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 89.8%
$  1,000,000   U.S. Treasury Bond, 9.250% due 2/15/16......................................   $
1,269,950
     700,000   U.S. Treasury Bond, 8.125% due 5/15/21......................................
813,281
   3,000,000   U.S. Treasury Bond, 6.875% due 8/15/25......................................
3,058,440
  10,000,000   U.S. Treasury Strip, zero coupon due 2/15/15................................
2,940,700
   2,955,466   FHLMC, 6.000% due 3/1/26....................................................
2,749,500
     988,365   FHLMC, 8.000% due 5/1/26....................................................
1,008,131
   2,019,999   FNMA, 7.000% due 6/1/24.....................................................
1,977,075
   2,964,852   FNMA, 7.500% due 11/1/26@...................................................
2,964,850
     392,192   GNMA, 8.500% due 3/15/18....................................................
406,530
     595,113   GNMA, 8.500% due 5/15/18....................................................
616,871
     251,104   GNMA, 8.500% due 6/15/18....................................................
260,285
     177,531   GNMA, 8.500% due 7/15/18....................................................
184,022
   1,974,160   GNMA, 7.000% due 6/15/24....................................................
1,931,578
   3,000,000   Tennessee Valley Authority Debenture, 5.980% due 4/1/36.....................
3,041,250
-------------------------------------------------------------------------------------------------------
               -TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost -- $23,037,806)..........
               23,222,463
-------------------------------------------------------------------------------------------------------
-REPURCHASE AGREEMENT -- 10.2%
   2,626,000   Citibank, 6.900% due 1/2/97; Proceeds at maturity -- $2,627,007;
               (Fully collateralized by U.S. Treasury Notes, 5.750% due 12/31/98;
               Market value -- $2,686,638) (Cost -- $2,626,000)............................
2,626,000
-------------------------------------------------------------------------------------------------------
               -TOTAL INVESTMENTS -- 100% (Cost -- $25,663,806*)............................
               $25,848,463
-------------------------------------------------------------------------------------------------------
-

@ Date shown represents the last in range of maturity dates of mortgage certificates owned.

* Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       41 <pg$pcn>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1996

                        SOCIAL AWARENESS STOCK PORTFOLIO

SHARES                                         SECURITY                                          VALUE
-------------------------------------------------------------------------------------------------------
-
COMMON STOCKS -- 83.7% --------------------------------------------------------------------------------
------------------------BASIC MATERIALS -- 3.8%
  2,000   Air Products & Chemicals, Inc.....................................................   $
138,250
  5,000   Engelhard Corp....................................................................
95,625
  4,000   Praxair, Inc......................................................................
184,500
-------------------------------------------------------------------------------------------------------
                                                                                                  -
                                                                                                  418,3
                                                                                                  75
-------------------------------------------------------------------------------------------------------
-CAPITAL GOODS -- 2.9%
  1,500   AMP, Inc..........................................................................
57,562
  2,000   Pitney Bowes, Inc.................................................................
109,000
  2,800   York International, Inc...........................................................
156,450
-------------------------------------------------------------------------------------------------------
                                                                                                  -
                                                                                                  323,0
                                                                                                  12
-------------------------------------------------------------------------------------------------------
-COMMUNICATION -- 1.1%
    800   Bell Atlantic Corp................................................................
51,800
  2,300   MCI Communications Corp...........................................................
75,181
-------------------------------------------------------------------------------------------------------
                                                                                                  -
                                                                                                  126,9
                                                                                                  81
-------------------------------------------------------------------------------------------------------
-CONSUMER CYCLICALS --11.6%
  2,900   Fleetwood Enterprises, Inc........................................................
79,750
  2,900   Home Depot, Inc...................................................................
145,363
  3,500   Kaufman & Broad Home Corp.........................................................
45,063
  1,864   Lucas Variety PLC+................................................................
70,832
  3,000   May Department Stores.............................................................
140,250
  2,000   Nine West Group, Inc.+............................................................
92,750
  6,000   Olsten Corp.......................................................................
90,750
  4,000   Pep Boys -- Manny, Moe & Jack.....................................................
123,000
  4,000   Toys "R" Us, Inc.+................................................................
120,000
  1,900   Tribune Co........................................................................
149,862
  3,500   Wal-Mart Stores, Inc..............................................................
80,062
  3,000   Xerox Corp........................................................................
157,875
-------------------------------------------------------------------------------------------------------
                                                                                                -
                                                                                                1,295,5
                                                                                                57
-------------------------------------------------------------------------------------------------------
-CONSUMER STAPLES -- 10.5%
  2,000   Coca-Cola Co......................................................................
105,250
  2,000   Gillette Co.......................................................................
155,500
  3,000   Kroger Co.+.......................................................................
139,500
  2,000   McDonald's Corp...................................................................
90,500
  5,000   Newell Co.........................................................................
157,500
  4,800   PepsiCo, Inc......................................................................
141,000
  2,800   Sysco Corp........................................................................
91,350
  1,000   Unilever N.V......................................................................
175,250
  1,600   Walt Disney Co....................................................................
111,400
-------------------------------------------------------------------------------------------------------
                                                                                                -
                                                                                                1,167,2
                                                                                                50
-------------------------------------------------------------------------------------------------------
-ENERGY -- 1.6%
  2,800   Anadarko Petroleum Corp...........................................................
181,300
-------------------------------------------------------------------------------------------------------
-

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       42
<pg$pcn>
--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1996

                        SOCIAL AWARENESS STOCK PORTFOLIO

SHARES                                         SECURITY                                          VALUE
-------------------------------------------------------------------------------------------------------
-
FINANCE -- 17.8%
  1,600   Aetna Inc.........................................................................   $
128,000
  3,500   American Express Co...............................................................
197,750
  1,250   American International Group Inc..................................................
135,313
  3,000   Associates 1st Capital Corp.......................................................
132,375
  2,700   Bank of Boston Corp...............................................................
173,475
  3,000   Barnett Banks, Inc................................................................
123,375
  1,800   Citicorp..........................................................................
185,400
  1,200   Federal Home Loan Mortgage Corp...................................................
132,150
  3,000   H. F. Ahmanson & Co...............................................................
97,500
  2,500   Lincoln National Corp.............................................................
131,250
  2,200   NationsBank Corp..................................................................
215,050
  3,400   State Street Boston Corp..........................................................
219,300
  1,500   Transamerica Corp.................................................................
118,500
-------------------------------------------------------------------------------------------------------
                                                                                                -
                                                                                                1,989,4
                                                                                                38
-------------------------------------------------------------------------------------------------------
-HEALTH CARE -- 10.3%
  2,200   Amgen Inc.+.......................................................................
119,625
  3,750   Columbia/HCA Healthcare Corp......................................................
152,813
  3,300   DENTSPLY International, Inc.......................................................
156,750
  3,600   Johnson & Johnson.................................................................
179,100
  2,300   Merck & Co., Inc..................................................................
182,275
  1,200   Pfizer, Inc.......................................................................
99,450
  1,200   Schering-Plough Corp..............................................................
77,700
  6,200   Stryker Corp......................................................................
185,225
-------------------------------------------------------------------------------------------------------
                                                                                                -
                                                                                                1,152,9
                                                                                                38
-------------------------------------------------------------------------------------------------------
-TECHNOLOGY -- 20.5%
  4,500   Belden, Inc.......................................................................
166,500
  4,400   Cabletron Systems, Inc.+..........................................................
146,300
  2,000   Compaq Computer Corp.+............................................................
148,500
  3,000   Computer Associates International.................................................
149,250
  3,000   DSC Communications, Inc.+.........................................................
53,625
  2,500   Electronic Data Systems Corp......................................................
108,125
  7,000   EMC Corp.+........................................................................
231,875
  2,000   Intel Corp........................................................................
261,875
    700   International Business Machines Corp..............................................
105,700
  3,600   Lucent Technologies Corp..........................................................
166,500
  2,000   Madge Networks N.V.+..............................................................
19,750
  3,300   Marshall Industries+..............................................................
101,062
  2,800   Microsoft Corp.+..................................................................
231,350
  3,500   Oracle Corp.+.....................................................................
146,125
  2,500   Perkin-Elmer Corp.................................................................
147,187
  4,000   Sun Microsystems Inc.+............................................................
102,750
-------------------------------------------------------------------------------------------------------
                                                                                                -
                                                                                                2,286,4
                                                                                                74
-------------------------------------------------------------------------------------------------------
-

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       43
<pg$pcn>
--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1996

                        SOCIAL AWARENESS STOCK PORTFOLIO

SHARES                                         SECURITY                                          VALUE
-------------------------------------------------------------------------------------------------------
-
TRANSPORTATION -- 2.0%
  4,500   Mesaba Holdings, Inc.+............................................................   $
66,938
  1,400   Norfolk Southern Corp. ...........................................................
122,500
  1,300   Southwest Airlines................................................................
28,763
-------------------------------------------------------------------------------------------------------
                                                                                                  -
                                                                                                  218,2
                                                                                                  01
-------------------------------------------------------------------------------------------------------
-UTILITIES --1.6%
  4,000   Enron Corp........................................................................
172,500
-------------------------------------------------------------------------------------------------------
          -TOTAL COMMON STOCKS (Cost -- $6,883,357)..........................................
          9,332,026
-------------------------------------------------------------------------------------------------------
-

   FACE
  AMOUNT                                        SECURITY                                        VALUE
-------------------------------------------------------------------------------------------------------
-
REPURCHASE AGREEMENT -- 16.3%
$1,822,000    CS First Boston, 6.48% due 1/2/97; Proceeds at maturity -- $1,822,658;         $
1,822,000
              (Fully collateralized by U.S. Treasury Notes, 7.25% due 2/15/98;
              Market value -- $1,861,755) (Cost -- $1,822,000)............................ ------------
--------------------------------------------------------------------------------------------
                                                                                              $11,154,0
                                                                                              26
              TOTAL INVESTMENTS -- 100% (Cost -- $8,705,357*).........
------------------------------------------------------------------------

+ Non-income producing security.
* Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       44

<pg$pcn>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1996

                              UTILITIES PORTFOLIO

SHARES                                        SECURITY                                          VALUE
-------------------------------------------------------------------------------------------------------
-
COMMON STOCKS -- 82.9% --------------------------------------------------------------------------------
------------------------ELECTRIC - UTILITY -- 65.5%
 15,000    Allegheny Power System, Inc....................................................   $
455,625
 11,000    American Electric Power Co.....................................................
452,375
  7,500    Baltimore Gas & Electric Co....................................................
200,625
 15,000    Carolina Power & Light.........................................................
547,500
  9,000    Central & Southwest Corp. .....................................................
230,625
 15,000    CINergy Corp...................................................................
500,625
  5,000    CIPSCO, Inc. ..................................................................
180,625
 15,000    CMS Energy Corp................................................................
504,375
 10,000    Dominion Resources, Inc. ......................................................
385,000
 10,000    DPL Inc........................................................................
245,000
 12,750    DQE Inc........................................................................
369,750
 20,000    Edison International...........................................................
397,500
 15,000    Entergy Corp. .................................................................
416,250
 10,000    Florida Progress Corp..........................................................
322,500
 12,000    FPL Group Inc..................................................................
552,000
 12,000    GPU Inc........................................................................
403,500
 11,000    Houston Industries.............................................................
248,875
 12,000    Illinova Corp. ................................................................
330,000
 15,000    Long Island Lighting...........................................................
331,875
 10,000    NIPSCO Industries, Inc.........................................................
396,250
 18,000    PacifiCorp. ...................................................................
369,000
 15,000    Pinnacle West Capital..........................................................
476,250
  7,500    Public Service Co. of Colorado.................................................
291,563
 15,000    Public Service Co. of New Mexico...............................................
294,375
 15,000    SCANA Corp.....................................................................
401,250
 15,000    Sierra Pacific Resources.......................................................
431,250
 12,500    Southern Co....................................................................
282,813
 15,000    Texas Utilities Co. ...........................................................
611,250
 10,000    Unicom Corp....................................................................
271,250
 12,000    UtiliCorp. United, Inc.........................................................
324,000
 13,000    Wisconsin Energy Corp..........................................................
349,375
-------------------------------------------------------------------------------------------------------
                                                                                               -
                                                                                               11,573,2
                                                                                               51
-------------------------------------------------------------------------------------------------------
-NATURAL GAS -- 11.0%
 10,000    Coastal Corp. .................................................................
488,750
 10,000    Enron Corp. ...................................................................
431,250
  5,000    Equitable Resources Inc. ......................................................
148,750
 10,000    Pacific Enterprises............................................................
303,750
 15,000    Southwest Gas Corp. ...........................................................
288,750
  7,500    Williams Cos...................................................................
281,250
-------------------------------------------------------------------------------------------------------
                                                                                                -
                                                                                                1,942,5
                                                                                                00
-------------------------------------------------------------------------------------------------------

-

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       45

<pg$pcn>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1996

                              UTILITIES PORTFOLIO

SHARES                                        SECURITY                                          VALUE
-------------------------------------------------------------------------------------------------------
-
TELEPHONE -- 6.4%
 15,000    Frontier Corp..................................................................   $
339,375
  7,500    GTE Corp.......................................................................
341,250
  2,000    MCI Communications.............................................................
65,375
 10,000    Teleport Communications+.......................................................
305,000
  5,000    US West Media Group+...........................................................
92,500
-------------------------------------------------------------------------------------------------------
                                                                                                -
                                                                                                1,143,5
                                                                                                00
-------------------------------------------------------------------------------------------------------
           -TOTAL COMMON STOCKS (Cost -- $12,839,147)......................................
           14,659,251
-------------------------------------------------------------------------------------------------------
-

   FACE
  AMOUNT                                        SECURITY                                         VALUE
-------------------------------------------------------------------------------------------------------
-
CORPORATE BONDS -- 3.6% -------------------------------------------------------------------------------
-------------------------TELEPHONE --  1.3%
$  230,000    MCI Communication Corp., 7.75% due 3/23/25...................................
232,875
-------------------------------------------------------------------------------------------------------
-UTILITY - ELECTRIC --2.3%
   200,000    Arizona Public Service Co., 7.25% due 8/1/23.................................
188,750
   200,000    Philadelphia Electric, 8.75% due 4/1/22......................................
212,250
-------------------------------------------------------------------------------------------------------
                                                                                                  -
                                                                                                  401,0
                                                                                                  00
-------------------------------------------------------------------------------------------------------
              -TOTAL CORPORATE BONDS (Cost -- $605,853).....................................
              633,875
-------------------------------------------------------------------------------------------------------
-U.S. TREASURY OBLIGATIONS -- 3.0%
   500,000    U.S. Treasury Notes, 7.75% due 11/30/99 (Cost -- $499,802)...................
522,605
-------------------------------------------------------------------------------------------------------
              -SUB-TOTAL INVESTMENTS (Cost -- $13,944,802)..................................
              15,815,731
-------------------------------------------------------------------------------------------------------
-REPURCHASE AGREEMENT -- 10.5%
 1,859,000    CS First Boston Corp., 6.50% due 1/2/97; Proceeds at maturity -- $1,859,671;
              (Fully collateralized by U.S. Treasury Note, 7.25% due 2/15/98; Market
              value -- $1,898,260) (Cost -- $1,859,000)....................................
1,859,000
-------------------------------------------------------------------------------------------------------
              -TOTAL INVESTMENTS -- 100% (Cost -- $15,803,802*).............................
              $17,674,731
-------------------------------------------------------------------------------------------------------
-

+ Non-income producing security.
* Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       46

<pg$pcn>

--------------------------------------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES                          DECEMBER 31, 1996

                                                                  U.S.             SOCIAL
                                                               GOVERNMENT         AWARENESS
                                                               SECURITIES           STOCK
UTILITIES
                                                                PORTFOLIO         PORTFOLIO
PORTFOLIO
----------------------------------------------------------------------------------------------------------
-
ASSETS:
  Investments -- Cost....................................      $23,037,806       $ 6,883,357
$13,944,802
  Repurchase agreements -- Cost..........................        2,626,000         1,822,000
1,859,000
----------------------------------------------------------------------------------------------------------
  -Investments, at value..................................      $23,222,463       $ 9,332,026
  $15,815,731
  Repurchase agreements, at value........................        2,626,000         1,822,000
1,859,000
  Cash...................................................              268               697
519,418
  Receivable from affiliate..............................               --            25,093
--
  Dividends and interest receivable......................          239,298             8,769
60,046
----------------------------------------------------------------------------------------------------------
  -TOTAL ASSETS...........................................       26,088,029        11,188,585
  18,254,195
----------------------------------------------------------------------------------------------------------
-LIABILITIES:
  Payable for Fund shares purchased......................           35,299            30,508
13,724
  Investment advisory fees payable.......................            9,932                --
9,697
  Payable for securities purchased.......................               --            77,340
--
  Accrued expenses.......................................           34,264            40,742
16,548
----------------------------------------------------------------------------------------------------------
  -TOTAL LIABILITIES......................................          79,495           148,590
  39,969
----------------------------------------------------------------------------------------------------------
-TOTAL NET ASSETS.........................................      $26,008,534       $11,039,995
$18,214,226
----------------------------------------------------------------------------------------------------------
-NET ASSETS:
  Paid-in capital........................................      $26,527,392       $ 8,594,239
$16,338,333
  Undistributed (overdistributed) net investment
     income..............................................           (2,726)               --
4,964
  Accumulated net realized loss on security
     transactions........................................         (700,789)           (2,913)
--
  Net unrealized appreciation of investments.............          184,657         2,448,669
1,870,929
----------------------------------------------------------------------------------------------------------
-TOTAL NET ASSETS.........................................      $26,008,534       $11,039,995
$18,214,226
----------------------------------------------------------------------------------------------------------
-SHARES OUTSTANDING.......................................       2,393,878           700,357
1,490,143
----------------------------------------------------------------------------------------------------------
-NET ASSET VALUE, PER SHARE...............................          $10.86            $15.76
$12.22
----------------------------------------------------------------------------------------------------------

-

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       47

<pg$pcn>

--------------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS                   FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                    U.S.            SOCIAL
                                                                 GOVERNMENT       AWARENESS
                                                                 SECURITIES         STOCK
UTILITIES
                                                                  PORTFOLIO       PORTFOLIO
PORTFOLIO
---------------------------------------------------------------------------------------------------------
-
INVESTMENT INCOME:
  Interest...................................................   $   1,705,367     $   42,150     $
209,151
  Dividends..................................................              --        107,312
647,584
---------------------------------------------------------------------------------------------------------
  -TOTAL INVESTMENT INCOME....................................      1,705,367        149,462
  856,735
---------------------------------------------------------------------------------------------------------
-EXPENSES:
  Investment advisory fees (Note 2)..........................          86,625         58,250
113,601
  Administration fees (Note 2)...............................          24,429         23,155
23,970
  Audit and legal............................................          24,309         24,075
18,415
  Shareholder communications.................................          11,714         15,063
11,714
  Custody....................................................           8,711         18,907
7,335
  Trustees' fees.............................................           6,544          6,544
6,544
  Shareholder and system servicing fees......................           1,000          1,000
1,000
  Registration fees..........................................             212            212
212
  Other......................................................           1,436          1,500
2,998
---------------------------------------------------------------------------------------------------------
  -TOTAL EXPENSES.............................................        164,980        148,706
  185,789
  Less: Expense reimbursement (Note 2).......................              --        (36,367)
--
---------------------------------------------------------------------------------------------------------
  -NET EXPENSES...............................................        164,980        112,339
  185,789
---------------------------------------------------------------------------------------------------------
-NET INVESTMENT INCOME........................................      1,540,387         37,123
670,946
---------------------------------------------------------------------------------------------------------
-REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
  Realized Gain (Loss) From Security Transactions (excluding short-term securities):
     Proceeds from sales.....................................     125,294,879      2,106,414
6,065,073
     Cost of securities sold.................................     125,999,485      1,705,595
5,235,457
----------------------------------------------------------------------------------------------------------
  NET REALIZED GAIN (LOSS)...................................        (704,606)       400,819
  829,616
----------------------------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation of Investments:
     Beginning of year.......................................         797,061      1,289,613
2,093,137
     End of year.............................................         184,657      2,448,669
1,870,929
----------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET UNREALIZED APPRECIATION.........        (612,404)     1,159,056
  (222,208)
----------------------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS...............................      (1,317,010)     1,559,875
607,408
----------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS.......................   $     223,377     $1,596,998
$1,278,354
----------------------------------------------------------------------------------------------------------


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       48

<pg$pcn>

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS        FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                   U.S.           SOCIAL
                                                                GOVERNMENT       AWARENESS
                                                                SECURITIES         STOCK         UTILITIES
                                                                 PORTFOLIO       PORTFOLIO       PORTFOLIO
----------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income......................................   $ 1,540,387     $    37,123     $
670,946
  Net realized gain (loss)...................................      (704,606)        400,819
829,616
  Increase (decrease) in net unrealized appreciation.........      (612,404)      1,159,056
(222,208)
----------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS.....................       223,377       1,596,998
  1,278,354
----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income......................................    (3,539,054)       (233,199)
(1,107,181)
  Net realized gains.........................................      (423,418)       (525,148)
(974,527)
----------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS............................................    (3,962,472)       (758,347)
(2,081,708)
----------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sale of shares...........................     6,750,676       4,848,116
7,458,285
  Net asset value of shares issued for reinvestment of
     dividends...............................................     3,962,472         758,347
2,081,708
  Cost of shares reacquired..................................    (9,157,807)     (2,459,930)
(5,862,088)
----------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS........     1,555,341       3,146,533
  3,677,905
----------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS............................    (2,183,754)      3,985,184
2,874,551
NET ASSETS:
  Beginning of year..........................................    28,192,288       7,054,811
15,339,675
----------------------------------------------------------------------------------------------------------
  END OF YEAR*...............................................   $26,008,534     $11,039,995
  $18,214,226
----------------------------------------------------------------------------------------------------------
* Includes undistributed (overdistributed) net investment
  income of:.................................................       $(2,726)             --
$4,964
----------------------------------------------------------------------------------------------------------


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       49

<pg$pcn>

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS        FOR THE YEAR ENDED DECEMBER 31, 1995

                                                                    U.S.           SOCIAL
                                                                 GOVERNMENT       AWARENESS
                                                                 SECURITIES         STOCK         UTILITIES
                                                                  PORTFOLIO       PORTFOLIO       PORTFOLIO
-----------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income.......................................   $ 1,520,848     $   55,079      $
441,157
  Net realized gain...........................................     1,110,792        265,239
144,953
  Increase in net unrealized appreciation.....................     3,171,708      1,316,045
2,170,686
-----------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS......................     5,803,348      1,636,363
  2,756,796
-----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.......................................    (1,404,917)       (51,494)
(150,491)
  Net realized gains..........................................            --        (68,327)              -
-
-----------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS...    (1,404,917)      (119,821)
  (150,491)
-----------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sale of shares............................     5,439,282      2,552,645
9,178,587
  Net asset value of shares issued for reinvestment of
     dividends................................................     1,404,917        119,821
     150,491
  Cost of shares reacquired...................................    (7,572,507)    (1,013,468)
(2,352,367)
-----------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM FUND SHARE
     TRANSACTIONS.............................................      (728,308)     1,658,998
     6,976,711
-----------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS........................................     3,670,123      3,175,540
9,583,016
NET ASSETS:
  Beginning of year...........................................    24,522,165      3,879,271
5,756,659
-----------------------------------------------------------------------------------------------------------
  END OF YEAR*................................................   $28,192,288     $7,054,811
  $15,339,675
-----------------------------------------------------------------------------------------------------------
* Includes undistributed net investment income of:............    $1,520,848        $55,079
$441,157
-----------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                   50

<pg$pcn>

------------------------------------------------------------------------------
--
 NOTES TO FINANCIAL STATEMENTS

     1.  SIGNIFICANT ACCOUNTING POLICIES
     The U.S. Government Securities, Social Awareness Stock and Utilities Portfolios (collectively, "Portfolio(s)") are separate investment portfolios of The Travelers Series Trust ("Trust"). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and consists of these portfolios and ten other separate investment portfolios: Travelers Quality Bond, Lazard International Stock, MFS Emerging Growth, Federated High Yield, Federated Stock, Large Cap, Equity Income, Zero Coupon Bond Fund Portfolio Series 1998, Zero Coupon Bond Fund Portfolio Series 2000 and Zero Coupon Bond Fund Portfolio Series 2005 Portfolios. Shares of the Trust are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate annual reports.
     The significant accounting policies consistently followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales prices were reported and U.S. Government and Agency obligations are valued at the mean between the last reported bid and ask prices or on the basis of quotations received from reputable brokers or other recognized sources; (c) securities maturing within 60 days are valued at cost plus accreted discount and, or minus amortized premium, which approximates market value; (d) securities that have a maturity of 60 days or more are valued at prices based on market quotations for securities of similar type, yield and maturity; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis and dividend income is recorded on the ex-dividend date; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the Portfolios intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1996, reclassifications were made to the Portfolio capital accounts to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Accordingly, a portion of overdistributed net investment income and accumulated net realized loss amounting to $6,915 and $9,045, respectively, were reclassified to paid-in capital for Social Awareness Stock Portfolio. Net investment income, net realized gains and net assets for each Portfolio were not affected by these changes; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.
     In addition, for the year ended December 31, 1996, distributions from realized gains include both net realized short-term and long-term capital gains. Previous to 1996 net realized short-term capital gains were included in distributions from net investment income.
     2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS
     Travelers Asset Management International Corporation ("TAMIC"), an indirect wholly owned subsidiary of Travelers Group Inc., acts as investment manager and advisor to the U.S. Government Securities Portfolio ("USGS"). USGS pays TAMIC an investment management and advisory fee calculated at the annual rate of 0.3233% of its average daily net assets. This fee is calculated daily and paid monthly.
     Greenwich Street Advisors ("GSA"), a division of Smith Barney Mutual Funds Management Inc. ("SBMFM") which is a subsidiary of Smith Barney Holdings Inc. ("SBH") and an indirect wholly owned subsidiary of Travelers Group Inc., acts as investment manager and advisor to the Social Awareness Stock ("SAS") and Utilities ("Utilities") Portfolios. SAS pays GSA an investment management and advisory fee calculated at an annual rate of : 0.65% on the first $50 million, 0.55% on the next $50 million, 0.45% on the next $100 million and 0.40% on amounts over $200 million of the average daily net assets. Utilities pays GSA an investment management and advisory fees calculated at an annual rate of 0.65% of the average daily net assets. These fees are calculated daily and paid monthly. For the year ended December 31, 1996, GSA waived $11,274 of investment advisory fee and has agreed to reimburse expenses in the amount of $25,093 for SAS.
                                   51
<pg$pcn>
------------------------------------------------------------------------------
--
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     Travelers Insurance Company ("Travelers Insurance") acts as administrator to the Portfolios. The Portfolios pay Travelers Insurance an administration fee calculated at an annual rate of 0.06% of the average daily net assets. Travelers Insurance has entered into a sub-administrative services agreement with SBMFM. Travelers Insurance pays SBMFM, as sub-administrator, a fee calculated at an annual rate of 0.06% of the average daily net assets of each Portfolio. This fee is calculated daily and paid monthly.

     One Trustee and all officers of the Trust are employees of Travelers Group Inc., or its subsidiaries.

     3.  INVESTMENTS

During the year ended December 31, 1996, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                                                     USGS            SAS         UTILITIES
----------------------------------------------------------------------------------------------------------
Purchases....................................................... $123,349,711     $3,047,308
$8,414,809
----------------------------------------------------------------------------------------------------------
Sales...........................................................  125,294,879      2,106,414
6,065,073
----------------------------------------------------------------------------------------------------------

     At December 31, 1996, aggregate gross unrealized appreciation and depreciation of investments were as follows:

                                                                       USGS          SAS         UTILITIES
----------------------------------------------------------------------------------------------------------
Gross unrealized appreciation*...................................... $239,436     $2,624,768
$2,025,482
Gross unrealized depreciation*......................................  (54,779)      (176,099)
(154,553)
----------------------------------------------------------------------------------------------------------
Net unrealized appreciation*........................................ $184,657     $2,448,669
$1,870,929
----------------------------------------------------------------------------------------------------------

* Substantially the same for Federal income tax purposes.

     4.  REPURCHASE AGREEMENTS

     The Portfolios purchase (and their custodian takes possession of) U.S. Government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value of the collateral in amounts at least equal to 102% of the repurchase price.

     5.  FUTURES CONTRACTS

     Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian and is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred.

When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. The Portfolios bear the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

   At December 31, 1996, the Portfolios had no open futures contracts.

                                   52

<pg$pcn> ---------------------------------------------------------------------
-----------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     6.  OPTIONS CONTRACTS

     Premiums paid when put or call options are purchased by the Portfolios, represent investments, which are "marked-to-market" daily. When a purchased option expires, the Portfolios will realize a loss in the amount of the premium paid. When the Portfolios enter into closing sales transactions, the Portfolios will realize a gain or loss depending on whether the proceeds from the closing sales transactions are greater or less than the premium paid for the option. When the Portfolios exercise a put option, they will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolios exercise a call option, the cost of the security which the Portfolios purchase upon exercise will be increased by the premium originally paid.

As of December 31, 1996, the Portfolios had no open purchased call or put options contracts.

     7.  CAPITAL LOSS CARRYFORWARD

     At December 31, 1996, U.S. Government Securities Portfolio had, for Federal income tax purposes, approximately $715,000 of capital loss carryforwards available to offset future capital gains through 2004. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

     8.  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares of each Portfolio were as follows:

                                                                     YEAR ENDED           YEAR ENDED
                                                                  DECEMBER 31, 1996    DECEMBER 31,
1995 -------------------------------------------------------------------------------------------------
------
U.S. GOVERNMENT SECURITIES PORTFOLIO
Shares sold....................................................         606,114              484,178
Shares issued on reinvestment..................................         355,511              138,279
Shares redeemed................................................        (834,803)            (672,686)
------------------------------------------------------------------------------------------------------
-Net Increase (Decrease)........................................        126,822              (50,229)
------------------------------------------------------------------------------------------------------
-SOCIAL AWARENESS STOCK PORTFOLIO
Shares sold....................................................         323,694              205,312
Shares issued on reinvestment..................................          51,251               10,913
Shares redeemed................................................        (167,210)             (74,604)
------------------------------------------------------------------------------------------------------
-Net Increase...................................................        207,735              141,621
------------------------------------------------------------------------------------------------------
-UTILITIES PORTFOLIO
Shares sold....................................................         590,496              822,640
Shares issued on reinvestment..................................         169,391               14,594
Shares redeemed................................................        (463,451)            (209,288)
------------------------------------------------------------------------------------------------------
-Net Increase...................................................        296,436              627,946
------------------------------------------------------------------------------------------------------
-

                                       53

<pg$pcn>

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each year:

         U.S. GOVERNMENT SECURITIES PORTFOLIO              1996       1995       1994       1993
1992(1)
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR.....................    $12.43     $10.58     $11.63     $10.79
$10.00
-----------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income................................      0.68       0.65       0.60       0.57
0.53
  Net realized and unrealized gain (loss)..............     (0.52)      1.80      (1.23)      0.44
0.26
-----------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations....................      0.16       2.45      (0.63)      1.01
0.79
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM (2):
  Net investment income................................     (1.55)     (0.60)     (0.39)     (0.17)       -
-
  Net realized gains...................................     (0.18)        --      (0.03)        --        -
-
-----------------------------------------------------------------------------------------------------------
Total Distributions....................................     (1.73)     (0.60)     (0.42)     (0.17)       -
-
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR...........................    $10.86     $12.43     $10.58     $11.63
$10.79
-----------------------------------------------------------------------------------------------------------
TOTAL RETURN...........................................      1.46%     24.42%     (5.64)%     9.48%
7.90%++
-----------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)........................   $26,009    $28,192    $24,522    $25,520    $9,017
------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses (3).........................................      0.62%      0.56%      0.71%      0.58%
0.38%+
  Net investment income................................      5.68       5.80       5.56       5.04
4.72+
-----------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE................................       501%       214%        16%        51%
25%
-----------------------------------------------------------------------------------------------------------

           SOCIAL AWARENESS STOCK PORTFOLIO                1996       1995       1994       1993
1992(4) ----------------------------------------------------------------------------------------------------
-------
NET ASSET VALUE, BEGINNING OF YEAR.....................    $14.32     $11.05     $11.64     $10.95    $10.00
-----------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income (5)............................      0.31       0.12       0.16       0.17      0.16
  Net realized and unrealized gain (loss)..............      2.42       3.47      (0.45)      0.65      0.79
-----------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations....................      2.73       3.59      (0.29)      0.82      0.95
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM (2):
  Net investment income................................     (0.43)     (0.14)     (0.24)     (0.13)       --
  Net realized gains...................................     (0.86)     (0.18)     (0.06)        --        --
-----------------------------------------------------------------------------------------------------------
Total Distributions....................................     (1.29)     (0.32)     (0.30)     (0.13)       --
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR...........................    $15.76     $14.32     $11.05     $11.64    $10.95
-----------------------------------------------------------------------------------------------------------
TOTAL RETURN...........................................     19.98%     33.37%     (2.69)%     7.55%
9.50%++
-----------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)........................   $11,040     $7,055     $3,879     $3,361    $1,394
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses (5)(6)......................................      1.25%      1.25%      1.25%      1.05%
0.71%+
  Net investment income................................      0.43       0.99       1.43       1.50      2.22+
-----------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE................................        26%        73%       137%        60%       56%
-----------------------------------------------------------------------------------------------------------
AVERAGE COMMISSIONS PER SHARE PAID
  ON EQUITY TRANSACTIONS(7)............................     $0.06         --         --         --        --
-----------------------------------------------------------------------------------------------------------

(1) For the period from January 24, 1992 (commencement of operations) to December 31, 1992.

(2) For the year ended December 31, 1996, distributions from realized gains include both net realized short-term and long-term capital gains. Previous to 1996 net realized short-term capital gains were included in distributions from net investment income.

(3) The expense ratios for the year ended December 31, 1993 and the period ended December 31, 1992 reflect expense reimbursement by The Travelers in connection with voluntary expense limitations. Without the expense reimbursement, the expense ratios would have been 0.77% and 0.72% (annualized), respectively.

(4) For the period from May 1, 1992 (inception date) to December 31, 1992.
(5) For the year ended December 31, 1996, The Travelers reimbursed the Portfolio for $25,093 in expenses. If such fees were not waived and expenses not reimbursed, the per share decrease of net investment income would have been $0.06 and the expense ratio would have been 1.69%.
(6) The expense ratios for the years ended December 31, 1995, 1994, 1993 and the period ended December 31, 1992 reflect expense reimbursement by The Travelers in connection with voluntary expense limitations. Without the expense reimbursement, the expense ratios would have been 1.75%, 3.34%, 3.73% and 2.19% (annualized), respectively.
(7) For the fiscal years beginning after 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share on Funds which held more than 10% of their assets in commissionable equity securities.
++ Total return is not annualized, as it may not be representative of the total
    return for the year.

  + Annualized.

                                   54

<pg$pcn> ---------------------------------------------------------------------
-----------
 FINANCIAL HIGHLIGHTS (CONTINUED)

For a share of beneficial interest outstanding throughout each year:

                           UTILITIES PORTFOLIO                               1996       1995
1994(1) -----------------------------------------------------------------------------------------------
--------
NET ASSET VALUE, BEGINNING OF YEAR.......................................    $12.85     $10.17
$10.00 ------------------------------------------------------------------------------------------------
-------INCOME FROM OPERATIONS:
  Net investment income..................................................      0.47       0.48
0.35
  Net realized and unrealized gain (loss)................................      0.47       2.44     (0.18)
-------------------------------------------------------------------------------------------------------
Total Income From Operations.............................................      0.94       2.92      0.17
-------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM (2):
  Net investment income..................................................     (0.84)     (0.24)       --
  Net realized gains.....................................................     (0.73)        --        --
-------------------------------------------------------------------------------------------------------
Total Distributions......................................................     (1.57)     (0.24)       --
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR.............................................    $12.22     $12.85    $10.17
-------------------------------------------------------------------------------------------------------
TOTAL RETURN.............................................................      7.47%     29.29%
1.70%++
-------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)..........................................   $18,214    $15,340    $5,757
-------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses (3)...........................................................      1.07%      1.25%
1.25%+
  Net investment income..................................................      3.88       4.29      3.86+
-------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE..................................................        39%        25%       32%
-------------------------------------------------------------------------------------------------------
AVERAGE COMMISSIONS PER SHARE PAID ON EQUITY TRANSACTIONS (4)............     $0.06         --        --
-------------------------------------------------------------------------------------------------------

(1) For the period from February 4, 1994 (commencement of operations) to December 31, 1994.

(2) For the year ended December 31, 1996, distributions from realized gains include both net realized short-term and long-term capital gains. Previous to 1996 net realized short-term capital gains were included in distributions from net investment income.

(3) The ratios of expenses to average net assets for the year ended December 31, 1995 and the period ended December 31, 1994 reflect expense reimbursements by The Travelers in connection with voluntary expense limitations. Without the expense reimbursements, the ratios of expenses to average net assets would have been 1.27% and 3.49% (annualized), respectively.
(4) For the fiscal years beginning after 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share on Funds which held more than 10% of their assets in commissionable equity securities.
++ Total return is not annualized, as it may not be representative of the total
    return for the year.
 + Annualized
------------------------------------------------------------------------------
--
 TAX INFORMATION (UNAUDITED)

     The amount of long-term capital gains paid for the fiscal year ended December 31, 1996, are $479,773 for the Social Awareness Stock Portfolio and $638,099 for Utilities Portfolio.
                                   55
<pg$pcn>
------------------------------------------------------------------------------
--
 REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of The Travelers Series Trust:

We have audited the accompanying statements of assets and liabilities of the U.S. Government Securities Portfolio, Social Awareness Stock Portfolio and the Utilities Portfolio of The Travelers Series Trust, including the schedules of investments as of December 31, 1996, and the related statements of operations for the year then ended, the statements of changes in net assets for the periods ended December 31, 1996 and 1995, and the financial highlights for each of the applicable periods ended December 31, 1996, 1995, 1994, 1993 and 1992. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and also with brokers for the Social Awareness Stock Portfolio. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the U.S. Government Securities Portfolio, Social Awareness Stock Portfolio, and Utilities Portfolio of The Travelers Series Trust as of December 31, 1996, the results of their operations for the year then ended, the changes in their net assets for the periods ended December 31, 1996 and 1995, and the financial highlights for each of the applicable periods ended December 31, 1996, 1995, 1994, 1993 and 1992, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

Hartford, Connecticut
February 24, 1997

                                       56
<pg$pcn>
                              Investment Advisers ---------

                              -----------

                           CAPITAL APPRECIATION FUND

                             THE TRAVELERS INVESTMENT

                             MANAGEMENT COMPANY Hartford,

                             Connecticut

       MANAGED ASSETS TRUST, HIGH YIELD BOND TRUST, CASH INCOME TRUST
        AND THE TRAVELERS SERIES TRUST: U.S. GOVERNMENT SECURITIES
        PORTFOLIO


              TRAVELERS ASSET MANAGEMENT INTERNATIONAL CORPORATION


                             Hartford, Connecticut


   THE TRAVELERS SERIES TRUST: SOCIAL AWARENESS STOCK PORTFOLIO AND UTILITIES
                                   PORTFOLIO


                SMITH BARNEY MUTUAL FUNDS MANAGEMENT INC.


                           New York, New York


                         Independent Accountants
                        -------------------------

                        COOPERS & LYBRAND L.L.P.

                          Hartford, Connecticut

                                Custodian
                               ----------

                             PNC BANK, N.A.

This report is prepared for the general information of contract owners and is not an offer of shares of Managed Assets Trust, High Yield Bond Trust, Capital Appreciation Fund, Cash Income Trust, The Travelers Series Trust: U.S. Government Securities Portfolio, Social Awareness Stock Portfolio or Utilities Portfolio. It should not be used in connection with any offer except in conjunction with the Prospectuses for the Variable Annuity and Variable Universal Life Insurance products offered by The Travelers Insurance Company and the Prospectuses for the underlying funds, which collectively contain all pertinent information, including the applicable sales commissions.

VG-181 (Annual)(12-96) Printed in U.S.A.








<pg$pcn>
THE TRAVELERS VARIABLE
PRODUCTS FUNDS

ANNUAL REPORTS
DECEMBER 31, 1996


                THE TRAVELERS SERIES TRUST:

                TRAVELERS QUALITY BOND PORTFOLIO
                LAZARD INTERNATIONAL STOCK PORTFOLIO
                MFS EMERGING GROWTH PORTFOLIO
                FEDERATED HIGH YIELD PORTFOLIO
                FEDERATED STOCK PORTFOLIO


[TRAVELERSLIFE LOG0]

The Travelers Insurance Company
The Travelers Life and Annuity Company
One Tower Square
Hartford, CT  06183





















<pg$pcn>
THE TRAVELERS VARIABLE

PRODUCTS FUND

ANNUAL REPORTS
December 31, 1996


                THE TRAVELERS SERIES TRUST:

                TRAVELERS QUALITY BOND PORTFOLIO
                LAZARD INTERNATIONAL STOCK PORTFOLIO
                MFS EMERGING GROWTH PORTFOLIO
                FEDERATED HIGH YIELD PORTFOLIO
                FEDERATED STOCK PORTFOLIO


[TRAVELERSLIFE LOG0]

The Travelers Insurance Company
The Travelers Life and Annuity Company
One Tower Square
Hartford, CT  06183





















<pg$pcn>

ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
------------------------------------------------------------------------
--------

DEAR SHAREHOLDER:

We are pleased to provide you with the annual report for five of the thirteen portfolios of The Travelers Series Trust -- Travelers Quality Bond, Lazard
International Stock, MFS Emerging Growth, Federated High Yield, and
Federated
Stock Portfolios ("Portfolios") for the period ended December 31, 1996. In this letter, we summarize the period's prevailing economic and market conditions and outline each Portfolio's investment strategy. A detailed summary of performance can be found in the appropriate sections that follow in the report.

ECONOMIC REVIEW AND MARKET OUTLOOK

As 1996 began, the federal government found itself paralyzed by a prolonged budget dispute. In the financial markets, investors were focused on signs of a slowing economy. With two-year Treasury notes priced to yield less than the federal funds rate, the bond market clearly expected the Federal Reserve Board
("Fed") to cut interest rates significantly. The Fed lowered the federal funds rate by 0.25% in January, but strong employment growth over the next several months sent the bond market into a tailspin reminiscent of 1994. Interest rates hit their highest levels for the year in the June to September period as investors prepared for the Fed to raise interest rates at their September meeting.

The policymakers at the Fed decided to hold steady at their September meeting and interest rates declined through the autumn as economic growth once again slowed. The financial markets also responded positively to the Republicans' success in retaining control of Congress in the November election. Going into
December, the bond and stock markets reflected a "best of all worlds" scenario of moderate economic growth with low inflation, low unemployment and a benign to positive political landscape. Interest rates started to move back up again in
December as some economic indicators strengthened, but ended the year well below the levels seen in the second and third quarters.

We expect real economic growth to average around 2% in 1997. The consumer sector, which makes up two-thirds of Gross Domestic Product ("GDP"), should show modest growth. The factors that would otherwise contribute to strong consumer spending -- low unemployment, high consumer confidence, and the wealth effects from the strong stock market -- should be muted by high consumer debt (particularly at lower income levels) and the lack of pent-up demand. The export sector should continue to grow 5% to 10% in 1997, helped by the United States' strong competitive position and continued robust growth in emerging markets.
Growth should improve slightly in Europe and Japan, helped by the recent strengthening of the dollar against those currencies. The stronger dollar is likely to be a mixed blessing, by making the prices of foreign imports more attractive and thereby helping to dampen inflation. The capital goods sector has slowed in recent quarters, but is still expected to grow faster than overall the
U.S. economy. The government sector should continue to be a drag on GDP growth.

Overall, we believe that the U.S. economy is likely to remain on a path of moderate non-inflationary growth in 1997. However, because of the current low level of unemployment, we also expect that the Fed will remain cautious and biased towards a tighter monetary policy. Whether or not the Fed acts may depend in part on market psychology. Upward shifts in long-term bond yields have served to moderate economic growth in recent years and reduced the need for any major changes in Fed policy.

FIXED INCOME COMMENTARY

The U.S. bond market had its best quarter of the year in the fourth quarter. The
Lehman Intermediate Government/Corporate Index returned 2.5% for the quarter and
4.1% for the full year. For the year, the Lehman Long
Government/Corporate Index
provided a total return of only 0.1%. Treasury bonds with maturities longer than
10 years had negative total returns.

Within the fixed income market, all private issuer sectors outperformed Treasury bonds as quality spreads continued to narrow. While Treasuries performed almost as poorly in 1996 as in 1994, the effect on other sectors was relatively neutral, unlike 1994 when there were problems with mortgage-backed derivatives,
Mexico, and Orange County. The yield curve was also remarkably stable in 1996, unlike 1994 when short-term interest rates rose considerably. The mortgage-backed, high yield, and municipal sectors were the best performing areas in 1996 on a duration adjusted basis. Within the corporate sector, lower quality and foreign issues were the best performers based on both higher coupons and spread tightening.

We expect interest rates to stay in the trading range established in 1996 (the yield of the 30-year Treasury bond ranged between 6.0% and 7.2%). On one hand, investors are concerned that low unemployment will eventually give rise to

                                        1

<pg$pcn>

ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
------------------------------------------------------------------------
--------

inflationary wage growth. We believe this sets a floor for long-term bond yields at about 6.0%. At the upper end of the range, the 7.2% level has proved to be sufficient to generate increased demand for bonds and depress high risk asset classes and interest sensitive sectors of the economy. We feel that central bank vigilance against inflation, globalization, and productivity improvements will keep inflation under control, preventing interest rates from rising much above their 1996 high.

Within the fixed income markets, demand for corporate, mortgage-backed and asset-backed issue continues to be high. Yield spreads (relative to Treasury issues) for lower and higher quality corporate bonds are quite narrow. The mortgage-backed and asset-backed markets are similarly compressed, with investors digging for yield. There is nothing in our economic outlook that is likely to change the tight spread environment in the near future. We are being careful, however, to weed out riskier credits and issues that do not offer enough yield premium to offset their potential for negative surprises. The foreign area continues to offer opportunities, particularly foreign corporate bonds that sometimes have very strong balance sheets but are capped by the rating of their home country. Foreign sovereign credits are also continuing to improve based on solid global economic growth and increased acceptance of the need for sound fiscal and monetary policy.

EQUITY COMMENTARY

During 1996, financial markets were repeatedly jolted by changes in sentiment about the strength of the U.S. economy and the direction of Fed policy. When investors gained confidence that the economy was continuing on a track of moderate, non-inflationary growth, the stock market advanced strongly and posted another year of outstanding performance. For the year ended December 31, 1996, the Standard & Poor's 500 Stock Index ("S&P 500") provided a total return of
22.95%. Over the same period, the Russell 2000 Stock Index ("Russell
2000"), a
measure of the performance of the small company segment of the equity market, provided a total return of 16.5%.

After a weak start in January, the stock market moved broadly higher through the first months of spring. Small company shares advanced strongly in April and May, led by the technology sector. In late June and July, when long-term bond yields moved back over 7%, the stock market traded back down to where it began the year. Recent initial public offerings and more speculative issues were particularly hard hit during the reversal. Large company stocks quickly recovered their losses when the bond market stabilized at the end of July.
However, small company stocks continued to struggle. During the autumn, against the backdrop of lower bond yields, low inflation and surprisingly resilient corporate earnings, the stock market made its strongest advance of the year, with large company issues leading the way.

As measured by the S&P 500, the U.S. stock market has provided a cumulative total return of nearly 70% over the past two years, capping a six-year bull market that began in October of 1990. Notwithstanding the strong overall environment for equities, 1996 marked the third consecutive year of underperformance by small and mid sized company stocks relative to "blue chip" indices. The underperformance of small company stocks can be explained in part by the sharper falloff in earnings growth experienced by smaller companies in the 1995-96 period. The performance lag also reflected a backing away by investors from higher risk growth stocks, in an environment of rising interest rates and market volatility.

Given the frequent alarms raised in 1996 about slowing earnings growth, investors showed an understandable preference for industry sectors with visible earnings momentum. In the energy sector, analysts' earnings estimates and share prices moved sharply higher in response to firmer prices for oil and natural gas. Stocks in the finance sector also performed exceptionally well despite emerging credit quality concerns. In the consumer sector, specialty and broad-line retail stocks were up strongly in response to higher than expected levels of consumer spending. The technology sector provided superior returns for investors last year, led by Intel and Microsoft. Within the technology sector, software, semiconductor and computer product stocks had the strongest relative performance. Industrial cyclical stocks underperformed, as soft domestic and export demand led to declining commodity prices for paper, copper, aluminum, steel and fertilizer products. The health care sector was mixed. Drug stocks kept pace with the market due to strong earnings gains, while the Health Maintenance Organizations ("HMO") HMO group declined sharply on repeated earnings disappointments. Utilities were the weakest overall sector during the year, held back by the relatively poor performance of local telephone carriers and electrical companies.

We are taking a more cautious position toward the U.S. stock market at this point. Over the past year, the price-to-earnings ratio of the S&P 500 on 12-month forward earnings has increased from 15 to 17 times earnings per share.
This level of valuation is consistent with earlier periods of moderate growth and low inflation, but leaves no cushion for earnings or inflation disappointments. After a prolonged period of underperformance, relative valuations for small company stocks are

                                        2

<pg$pcn>

ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
------------------------------------------------------------------------
--------

becoming more attractive. However, we believe that caution should still be exercised since the small capitalization segment of the equity market has a relatively high exposure to cyclical industries and would be vulnerable to any combination of higher interest rates and slower profit growth.

TRAVELERS QUALITY BOND PORTFOLIO

For the period ended December 31, 1996, the Travelers Quality Bond Portfolio had a total return of 3.56% versus the 3.88% total for the Lehman
Intermediate
Government/Corporate Index.

1996 started with the federal government shutdown and investor concerns about a possible recession. Many bond market investors clearly expected the Fed to cut interest rates significantly as the two year U.S. Treasury yield was lower than the Federal Funds rate. The Fed did cut the Federal Funds target rate 25 basis points in January but strong employment growth over the next several months sent bonds into a tailspin reminiscent of 1994. Interest rates hit their highest levels of the year from June to September as many investors expected the Fed to raise interest rates at its September meeting.

The Fed decided to hold steady at the September meeting and interest rates declined from then until December as U.S. economic growth slowed in the fourth quarter. The market also responded positively to the November election results as the Republicans maintained control of Congress despite President Clinton's re-election victory. Going into December, many bond investors expected a continuation of low inflation, low unemployment and a benign political landscape. In December, rates started rising again as some economic indicators strengthened but ended the year below the levels seen in the second and third quarters.

We expect interest rates to remain in the trading range established in
1996
(i.e., the 30 Year U.S. Treasury ranged from 6.00% to 7.20%). In our opinion, low unemployment creates the potential for strong consumer spending growth and higher wages puts upward pressure on inflation, putting a lower limit on where interest rates can go. The 7% level has proven to be sufficient to attract investor interest in bonds. We believe that continued Fed vigilance against inflation, globalization and productivity improvements should keep inflation under control and prevent interest rates from rising much above their 1996 high.
We are therefore keeping the Portfolio's duration and maturity structure relatively close to the Lehman Intermediate Government/Corporate Index. In addition, we continue to weed out riskier bonds from a credit quality standpoint and issues that we believe do not offer enough yield premium to offset their potential for negative surprises. In our view, foreign bonds continue to offer opportunities, particularly foreign corporate bonds that sometimes have strong balance sheets but are capped by the credit rating of their home country.

LAZARD INTERNATIONAL STOCK PORTFOLIO

The fourth quarter proved a fitting end to another strong year as several international equity markets reached record highs. Although U.S. market performance captured much of the headlines throughout the year, European equities rivaled its performance. In Japan, the market closed at its year low after reaching a four-year high in June. The Lazard International Stock Portfolio had a total return of 7.80% for the period August 1, 1996 (commencement of operations) through December 31, 1996 which outperformed the
MSCI Index by a wide margin.

In 1996, investors witnessed a pivotal year for shareholder value creation by many international companies. The "shareholder value" focus that began in the
U.S. has quickly been adopted by Europe and is slowly gaining ground in Japan.
Investing in companies that understand this concept and that are taking concrete steps in line with the interests of shareholders has been a major driver of the
Portfolio's outperformance in 1996.

European pharmaceutical companies continued to increase value during the fourth quarter. Two Switzerland pharmaceutical giants -- Ciba-Geigy and Sandoz -- announced a merger in the first quarter and formed a new company called "Novartis" which began trading in December. Hoechst continued to blaze the trail of shareholder value in Germany. First, the company outlined plans to create a strategic holding company to provide transparency; to separate businesses into operating units and to motivate management. Next, Hoechst managed to sell its non-core specialty chemicals business in a tax-free transaction. Lastly, Hoechst purchased the remaining portion of Roussel Uclaf to solidify its pharmaceutical business which it may list separately in the U.S.
German corporate governance as a whole has advanced with the government approval of tax efficient share buy backs. While France may be a step behind Germany, we are finding companies that are taking positive action. After

                                        3

<pg$pcn>

ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
------------------------------------------------------------------------
--------

years of destroying capital, Elf Aquitane demonstrated its commitment to its core oil business by selling its stake in the financial company Suez and by expressing its willingness to part with its pharmaceutical business, Sanofi.

The consolidation of the European banking, utility and telecommunications industries is additional evidence of the growing commitment to create shareholder value. In preparation for telecommunications deregulation, Germany began to privatize Deutsche Telekom with the largest ever European initial public offering ("IPO"); Veba allied with RWE; and Generale des Eaux added
British Telecommunications to its telecom joint venture. In the United Kingdom banking industry and after a strong run in 1996, Lloyds Abbey Life was bought by
Lloyds TSB. In Sweden, Svenska Handelsbanken consolidated its superior position with an offer to buy Stadshypotek. Utilities experienced a boost in performance as Midlands Electric accepted a bid from two U.S. utilities, and National Power returned cash to shareholders through a huge special dividend. In the fourth quarter, Elektrowatt, which had been unable to find a buyer for its combined
(but disparate) engineering and electric utility businesses, divided and has already received separate bids.

Despite good company results, a weak Japanese tankan (business outlook) survey dragged the Nikkei Index down for the fourth quarter and the year. "Japan Inc."
is further behind Europe with respect to restructuring. Combined with a slow economy and more austere government programs, careful individual stock selection in Japan is essential. Japanese companies that face their problems and make changes should continue to profit, especially if the Japanese economy continues to struggle. 1996 was a good example of astute Japanese stock selection in the
Lazard International Stock Portfolio, which helped contribute to its outperformance this past year. Honda and Toyota were two of Japan's best performers as attractive valuations, a weaker yen and some movement towards enhancing shareholder value boosted share prices. Toyota became the first
Japanese company to announce plans to buy back stock. Elsewhere in the Pacific,
HSBC (Hong Kong-Shanghai Banking Corp.) was a strong performer for the Portfolio and outperformed the overall Hong Kong market, which had an excellent year.

Looking ahead, we believe global investors should be encouraged by attractive stock valuations and by the concrete steps that many international companies are taking to improve their return on capital, as well as lowering the cost of their capital. While the prevailing U.S. stock market culture is well advanced, the
Europeans, Japanese and other Asians are now setting up pension and retirement plans in an effort to create more wealth for their retirement. In all likelihood, this should result in an inflow of cash to their local equity markets. The emergence of this new "equity culture" globally should create greater pressures on many foreign companies to generate higher returns for shareholders. In our view, other important issues to watch in 1997 include the development of a common European currency ("ECU"), the willingness of Japanese banks to write-off their bad debts, Hong Kong's transition to mainland Chinese rule and the value of the U.S. dollar.

After several years of record-breaking U.S. stock market returns, some investors may be questioning the need to invest internationally. We believe it is important to note that many of the same forces that drove U.S. equity returns the past few years are now in place in many foreign markets. Improving global competitiveness, higher corporate earnings, declining interest rates, inexpensive foreign stock valuations and a new "equity culture" abroad bodes well for possible international equity outperformance versus the U.S. stock market in the coming years.

MFS EMERGING GROWTH PORTFOLIO

Since its inception on August 30, 1996, the MFS Emerging Growth
Portfolio
provided a total return of 6.00%. This compares to the 9.31% return for Russell
2000 and 14.42% return for S&P 500 for the same period.

Although the Portfolio's performance benefited from the strong appreciation in the stock prices of many of its holdings in the technology and consumer sectors, the overall stock market of 1996 was dominated by the larger capitalization issues as represented by the Dow Jones Industrial Average ("DJIA") and the S&P
500.

The U.S. economic and business environment was generally benign during the reporting period. Modest U.S. economic growth, coupled with productivity gains by corporate America, provided a favorable backdrop for the equity market.
Semiconductor stocks performed strongly as investors focused on the potential for an upswing in demand. On the other hand, health maintenance organizations
("HMOs") performed poorly as companies underestimated health care costs and set their prices too low. This poor performance spilled over into the first half of the year and resulted in underperformance by the entire technology and health care sectors -- two of the largest components of the Portfolio. In addition, many emerging

                                        4

<pg$pcn>

ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
------------------------------------------------------------------------
--------

growth companies underperformed throughout most of the year. With a very strong
U.S. stock market, many investors ignored the strong earnings growth of many emerging growth companies and instead bid up the prices of larger companies. In fact, earnings results for emerging growth companies in the Portfolio remained strong all through the year.

We believe the performance of technology stocks, which make up the Portfolio's largest sector, is a reflection of ongoing restructuring occurring throughout corporate America and that has improved productivity. In our opinion, much of this corporate restructuring has been made possible by technology companies, especially software and networking companies which are helping to reduce costs for many corporate customers. For example, Oracle Corp., BMC Software, Computer
Associates and Compuware have all performed well.

At the same time, consumer services companies such as HFS Inc. have also helped the Portfolio's performance this past year. HFS has acquired companies in the hotel, real estate and car rental businesses. In our view, these businesses make strategic sense for HFS Inc. and the company has experienced 30% internal growth from both revenue opportunities and cost savings. Supplementing HFS' internal growth has been the contributions of what we believe is the best acquisition management team of the 1990s. And while the company's stock has outperformed the broad market, its valuation has lagged its earnings growth rate this year. In our view, HFS Inc. is attractively priced.

One sector of the MFS Emerging Growth Portfolio that did not perform as well as expected is healthcare. In our view, HMOs set their prices too low to ensure adequate revenues in 1996. United Healthcare, Healthsource and Pacificare all underperformed. We are, however, optimistic that these companies will benefit from price increases implemented so far in 1997.

During the fourth quarter, we continued to increase the Portfolio's weighting in semiconductor stocks such as Altera and Analog Devices to take advantage of their attractive valuations and the recovery we believe is taking place in the industry's fundamentals. We reduced or eliminated entirely the Portfolio's holdings in the radio industry because of an unfavorable regulatory climate. In addition, we reduced select technology holdings because certain product transitions were encountering difficulty.

Looking ahead, we expect a continuation of the slow growth that the U.S. economy has been experiencing over the last few years. While this has been a slow growth
U.S. economy, it has been a generally great time for corporate earnings as restructurings have lowered corporate America's costs and helped improve margins. We believe that many low-cost emerging growth companies can capitalize on this trend. In addition, we think that technology and outsourcing companies, which are large Portfolio holdings, also stand to benefit from corporate restructuring.

FEDERATED HIGH YIELD PORTFOLIO

The Federated High Yield Portfolio began investing in high yield securities in
September 1996. From September through year end, the high yield bond market, like most financial markets, generated excellent returns. In our view, the markets reacted positively to a maintaining of the "status quo" on several fronts. The November elections provided political stability -- namely, a Democratic President and a Republican-majority Congress. The U.S. economy continued on a slow growth, low inflation track. And despite Alan Greenspan's comments about "irrational exuberance" in the financial markets, the Federal
Reserve Board continued its stable interest rate policy. Against this backdrop, stock prices moved higher and interest rates moved lower.

From the perspective of high yield bond investors, steady U.S. economic growth was an excellent environment for most high yield issuers. In addition, strong technical conditions enabled the high yield bond market to easily absorb seasonal heavy new issuance in November and early December. In our view, the combination of positive fundamental economic conditions and strong technical supply conditions resulted in excellent performance for many high yield bonds.
For example, for the period ended December 31, 1996, the Lehman Brothers
High
Yield Bond Index returned 5.98% versus the 4.79% total return for the Lehman
Brothers Aggregate Bond Index for the same period.

The Federated High Yield Portfolio with a total return of 7.61%, for the period
August 30, 1996 through December 31, 1996, which outperformed the Lehman Brothers High Yield Index for the same period. Several factors in our view had a positive impact on the Portfolio's performance. The Portfolio's overweighting in the United Kingdom cable TV industry had a

                                        5

<pg$pcn>

ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
------------------------------------------------------------------------
--------

positive impact on performance because of strong fundamentals and what we believe is a significant consolidation in the UK market. In addition, the
Portfolio's overweighting in the telecommunications sector also outperformed the overall market.

The Portfolio also benefited from the above market performance of its holdings in AMF, Affiliated Newspapers and Six Flags Theme Parks. The Portfolio also avoided several big troubled situations such as Marvel and Penn Traffic. Yet its position in Riverwood underperformed the overall market as pricing pressure in the commodity paper markets negatively impacted the company's operating performance.

As we look ahead into 1997, our outlook for high yield securities remains optimistic. We believe that U.S. economic growth will continue to be moderate, inflation will remain under control and interest rates should remain in a narrow trading range. From a macroeconomic standpoint, as the creditworthiness of issuers stays at acceptable levels, high yield securities should perform well.
Moreover, the technical environment is also attractive. Demand for many high yield securities continues to be strong. We believe these two factors should result in a narrowing of the yield spread (or risk premium) between high yield bonds and U.S. Treasuries.

However, the yield spread between high yield bonds and U.S. Treasuries closed
1996 at its low point for this economic cycle. In our opinion, this has two implications. First, the relative total return advantage of high yield bonds over high quality bonds will probably not approach the roughly 775 basis point advantage seen in 1996. Second, individual companies that do not meet investor expectations will be dealt with harshly as current yield spread levels leave little room for disappointment.

FEDERATED STOCK PORTFOLIO

The U.S. stock market posted a strong gain in the final quarter of 1996, with the S&P 500 generating a total return of 8.34%. Major stock prices again hit all-time highs during December as investors reacted positively to election results. Fundamentally, the backdrop for the U.S. stock market continues to be quite positive -- moderate economic growth, subdued inflation and rising corporate profits. Moreover, equity mutual fund purchases remain strong, while many U.S. corporations are generating significant cash flow.

While we are mainly "bottom-up" investors, and not market timers, we do share some of the publicized concerns about the elevated level of the market after two years of exceptional returns despite signs of "irrational exuberance" (to quote
Federal Reserve Board Chairman Alan Greenspan). However, at 17 times estimated
1997 earnings (S&P 500), the market in our view does not appear to be unreasonably valued relative to an environment of 2 1/2% inflation and a narrow range for interest rates.

Perhaps the best defense is a good offense, which has led us to place a heavy emphasis on valuation and strong fundamentals in our stock selection process. We still like companies poised to benefit from trends such as corporate restructuring, industry consolidation and globalization. Consistent with our disciplined investment approach, we currently have no underweightings or overweightings with respect to the Portfolio's sector diversification. We believe the Portfolio reflects a good balance between cyclical and non-cyclical company stocks. What follows are our thoughts regarding certain key Portfolio holdings.

Great Lakes Chemical Corp. -- Great Lakes Chemical is a major specialty chemical manufacturer. The company produces bromine and fuel additives and is trading at a five-year low. In addition to many restructuring opportunities, we believe the company's valuation is compelling by almost any measure.

General Motors Corporation (common) -- As you know, General Motors ("GM") is one of the world's largest vehicle manufacturers. In our view, GM appears to be substantially undervalued based on "sum of the parts" analysis and cash flow. GM has significant internal restructuring opportunities and is expected to announce a major dividend increase and share repurchase plan in the near future.

General Motors Corp. (Class "H") -- This stock represents GM's Hughes Electronics subsidiary consisting of automotive, defense electronics and telecommunications businesses. We believe the stock is undervalued relative to its individual business segments and parent GM is seeking bids for the aerospace and defense businesses.

H&R Block, Inc. -- H&R Block owns and franchises tax preparation services and owns 80% of Compuserve ("CSRV"), an on-line service, which has had difficulties in competing for customers. CSRV plans to retrench to its core users and is expected to be spun-off from H&R Block once a turnaround is completed. The company's main tax preparation business is solid as evidenced by its net cash position, customer retention levels and pricing power of its services. We believe this stock has outstanding value.

                                        6

<pg$pcn>

ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
------------------------------------------------------------------------
--------

KLM Royal Dutch Airlines -- This Dutch-based airline has formed a global hub and spoke network with partner Northwest Airlines. While Europe's deregulatory climate remains uncertain, KLM is trading at a very low earnings multiple and should represent a good value opportunity.

In closing, we would like to thank you for your investment in The
Travelers
Series Trust Portfolios. We look forward to continuing to help you achieve your financial goals.

Sincerely,

/s/ HEATH B. MCLENDON
Heath B. McLendon
Chairman

January 15, 1997

                                        7

<pg$pcn>

------------------------------------------------------------------------
--------
 SCHEDULES OF INVESTMENTS                                      DECEMBER
31, 1996

                        TRAVELERS QUALITY BOND PORTFOLIO

   FACE
  AMOUNT      RATING                                   SECURITY
VALUE
------------------------------------------------------------------------
-----------------------------------
U.S. GOVERNMENT OBLIGATIONS -- 67.9%
 $1,725,000   AAA       U.S. Treasury Notes, 6.375% due
5/15/99...............................   $1,740,801
  1,775,000   AAA       U.S. Treasury Notes, 6.500% due
8/31/01...............................    1,795,341
------------------------------------------------------------------------
-----------------------------------
                        TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost --
$3,482,427)                    3,536,142
------------------------------------------------------------------------
-----------------------------------
CORPORATE BONDS -- 22.7%
------------------------------------------------------------------------
-----------------------------------
BROADCASTING -- 4.4%
    200,000   BBB       Continental Cablevision, Inc., Sr. Sub.
Debentures, 11.000% due

6/1/07................................................................
227,750
------------------------------------------------------------------------
-----------------------------------
FINANCIAL SERVICES -- 9.1%
    225,000   AA+       Hewlett-Packard Finance, 6.500% due
12/30/99..........................      227,109
    250,000   A+        New Plan Realty Trust, Medium-Term Notes, 5.950%
due 11/2/26..........      249,688
------------------------------------------------------------------------
-----------------------------------

476,797
------------------------------------------------------------------------
-----------------------------------
TELECOMMUNICATIONS -- 9.2%
    250,000   AAA       BellSouth Capital Funding Corp., Debentures,
6.040% due 11/15/26......      247,813
    225,000   A         MCI Communications Corp., Sr. Notes, 7.125% due
6/15/27...............      233,719
------------------------------------------------------------------------
-----------------------------------

481,532
------------------------------------------------------------------------
-----------------------------------
                        TOTAL CORPORATE BONDS (Cost --
$1,191,777)............................    1,186,079
------------------------------------------------------------------------
-----------------------------------
REPURCHASE AGREEMENT -- 9.4%
    489,000             Citibank, Inc., 6.817% due 1/2/97: Proceeds at
maturity -- $489,185;
                        (Fully collateralized by U.S. Treasury Notes,
5.750% due 12/31/98;
                        Market value -- $499,375) (Cost --
$489,000)..........................      489,000
------------------------------------------------------------------------
-----------------------------------
                        TOTAL INVESTMENTS -- 100% (Cost --
$5,163,204*).......................   $5,211,221
------------------------------------------------------------------------
-----------------------------------

* Aggregate cost for Federal income tax purposes is substantially the same.

  See page 25 for definition of ratings.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                        8

<pg$pcn>

------------------------------------------------------------------------
--------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER
31, 1996

                      LAZARD INTERNATIONAL STOCK PORTFOLIO

 SHARES                                         SECURITY
VALUE
------------------------------------------------------------------------
---------------------------------
STOCKS -- 100.0%
------------------------------------------------------------------------
---------------------------------
AUSTRALIA -- 2.8%
    5,934    Coles Myer
Ltd.................................................................   $
24,415
   16,000    Westpac Banking Corp.
Ltd......................................................       90,995
------------------------------------------------------------------------
---------------------------------

115,410
------------------------------------------------------------------------
---------------------------------
DENMARK -- 1.1%
      900    Unidanmark A/S Class A
Shares..................................................       46,534
------------------------------------------------------------------------
---------------------------------
FINLAND -- 1.0%
    2,100    UPM-Kymmene
Corp.+.............................................................
43,968
------------------------------------------------------------------------
---------------------------------
FRANCE -- 15.1%
      300    Accor
S.A.....................................................................
 .       37,913
    1,300    Alcatel
Alsthom................................................................
104,224
    1,800    Banque Nationale de
Paris......................................................       69,524
      600    Compagnie de Saint
Gobain......................................................
84,712
      760    Compagnie Generale des
Eaux....................................................       93,999
    1,000    Elf Aquitaine
S.A..............................................................
90,848
    3,100    Rhone-Poulenc Class A
Shares...................................................      105,484
      550    Total S.A. Class B
Shares......................................................
44,645
------------------------------------------------------------------------
---------------------------------

631,349
------------------------------------------------------------------------
---------------------------------
GERMANY -- 13.3%
    1,500    Daimler-Benz
AG+...............................................................
102,686
    1,700    Deutsche Bank
AG...............................................................
79,203
    1,500    Deutsche Telekom AG
ADR+.......................................................       30,563
    3,100    Hoeschst
AG....................................................................
143,424
      130    Mannesmann
AG..................................................................
55,860
      400    Metro
AG+.....................................................................
 .       31,276
      220    Thyssen
AG.....................................................................
38,958
    1,300    VEBA
AG......................................................................
 ..       74,654
------------------------------------------------------------------------
---------------------------------

556,624
------------------------------------------------------------------------
---------------------------------
HONG KONG -- 3.4%
    4,473    HSBC Holdings
PLC..............................................................
95,705
    5,000    Swire Pacific Ltd.
 ............................................................
47,672
------------------------------------------------------------------------
---------------------------------

143,377
------------------------------------------------------------------------
---------------------------------
ITALY -- 3.2%
    8,500    Ente Nazionale Idrocarburi S.p.A.
 .............................................       43,621
    7,700    Fiat S.p.A.
 ...................................................................
23,148
   29,000    Fiat S.p.A. Privilizio
 ........................................................       47,777
   13,300    Istituto Nationale delle Assicurazioni
 ........................................       17,485
------------------------------------------------------------------------
---------------------------------

132,031
------------------------------------------------------------------------
---------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                        9

<pg$pcn>

------------------------------------------------------------------------
--------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER
31, 1996

                      LAZARD INTERNATIONAL STOCK PORTFOLIO

 SHARES                                         SECURITY
VALUE
------------------------------------------------------------------------
---------------------------------
JAPAN -- 23.1%
    2,000    Dai Nippon Printing Co.
Ltd....................................................   $   34,979
    3,000    Honda Motor Co.
Ltd............................................................
85,552
    4,000    Matsushita Electric Industrial Co.
Ltd.........................................       65,133
   10,000    Mitsubishi Heavy Industrial
Ltd................................................       79,263
    3,000    Mitsui Marine and Fire Insurance Co.
Ltd.......................................       16,102
    1,000    Nintendo Corp.
Ltd.............................................................
71,422
   15,000    NKK
Corp.+..................................................................
 ...       33,730
    2,000    Omron
Corp....................................................................
 .       37,564
    1,000    Orix
Corp....................................................................
 ..       41,527
      700    Promise Co.
Ltd................................................................
34,376
    8,000    Ricoh Co.
Ltd..................................................................
91,669
    1,000    Rohm
Co......................................................................
 ..       65,478
    5,000    Sekisui Chemical
Co............................................................
50,401
    2,000    Sony
Corp....................................................................
 ..      130,783
    7,000    Sumitomo Trust &
Banking.......................................................
69,958
    2,000    Toyota Motor
Corp..............................................................
57,379
------------------------------------------------------------------------
---------------------------------

965,316
------------------------------------------------------------------------
---------------------------------
NETHERLANDS -- 3.5%
      250    Heineken
N.V...................................................................
44,196
      600    Royal Dutch Petroleum Co. New York Registered
Shares...........................      102,450
------------------------------------------------------------------------
---------------------------------

146,646
------------------------------------------------------------------------
---------------------------------
NEW ZEALAND -- 0.4%
    7,600    Lion Nathan
Ltd................................................................
18,205
------------------------------------------------------------------------
---------------------------------
SPAIN -- 2.4%
    1,400    Empresa Nacional de Electicidad
S.A............................................       99,450
------------------------------------------------------------------------
---------------------------------
SWEDEN -- 3.7%
      900    Astra AB Class B
Shares........................................................
43,366
      800    Electrolux AB Class B
Shares...................................................       46,397
    2,300    Svenska Handelsbanken Class A
Shares...........................................       66,022
------------------------------------------------------------------------
---------------------------------

155,785
------------------------------------------------------------------------
---------------------------------
SWITZERLAND -- 6.6%
       20    Baloise Holding
Ltd............................................................
40,066
       60    Elektrowatt AG Class B
Shares..................................................       23,817
       75    Nestle
SA......................................................................
80,261
       74    Novartis
AG+...................................................................
85,243
       20    SGS Societe Generale de Surveillance Holding SA Class B
Shares.................       49,002
------------------------------------------------------------------------
---------------------------------

278,389
------------------------------------------------------------------------
---------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       10

<pg$pcn>

------------------------------------------------------------------------
--------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER
31, 1996

                      LAZARD INTERNATIONAL STOCK PORTFOLIO

 SHARES                                         SECURITY
VALUE
------------------------------------------------------------------------
---------------------------------
UNITED KINGDOM -- 20.4%
    6,900    Allied Domecq
PLC..............................................................   $
53,903
    5,800    B.A.T. Industries
PLC..........................................................
48,089
    6,000    British Aerospace
PLC..........................................................
131,428
   15,400    BTR
PLC.....................................................................
 ...       74,846
    9,698    Cadbury Schweppes
PLC..........................................................
81,736
    6,800    General Electric Co.
PLC.......................................................       44,453
   10,900    Grand Metropolitan
PLC.........................................................
85,618
    8,200    Mirror Group
PLC...............................................................
30,240
   10,200    National Power
PLC.............................................................
85,356
    5,300    Rank Group
PLC.................................................................
39,499
    6,200    Redland
PLC....................................................................
38,887
   37,300    Sears
PLC.....................................................................
 .       60,640
    3,300    Unilever
PLC...................................................................
79,994
------------------------------------------------------------------------
---------------------------------

854,689
------------------------------------------------------------------------
---------------------------------
             TOTAL INVESTMENTS -- 100% (Cost --
$3,876,736*)................................   $4,187,773
------------------------------------------------------------------------
---------------------------------

+ Non-income producing security.
* Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       11

<pg$pcn>

------------------------------------------------------------------------
--------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER
31, 1996

                         MFS EMERGING GROWTH PORTFOLIO

  SHARES                                        SECURITY
VALUE
------------------------------------------------------------------------
---------------------------------
COMMON STOCKS -- 73.9%
------------------------------------------------------------------------
---------------------------------
AEROSPACE -- 0.1%
       400    Gulfstream Aerospace
Corp.+..................................................   $     9,701
------------------------------------------------------------------------
---------------------------------
APPAREL & TEXTILES -- 0.6%
       650    Fila Holding S.p.A.
ADR+.....................................................        37,781
       350    Gucci Group N.V. New York Registered
Shares..................................        22,356
       350    Nine West Group
Inc.+........................................................
16,231
------------------------------------------------------------------------
---------------------------------

76,368
------------------------------------------------------------------------
---------------------------------
AUTOMOTIVE -- 0.0%
       100    United Auto Group
Inc.+......................................................
2,575
------------------------------------------------------------------------
---------------------------------
BIOTECHNOLOGY -- 1.0%
     2,400    Biochem Pharmaceuticals,
Inc.+...............................................       120,600
------------------------------------------------------------------------
---------------------------------
BUSINESS MACHINES -- 2.1%
     3,800    Affiliated Computer Services
Inc.+...........................................       113,050
     5,950    Sun Microsystems,
Inc.+......................................................
152,841
------------------------------------------------------------------------
---------------------------------

265,891
------------------------------------------------------------------------
---------------------------------
BUSINESS SERVICES -- 11.7%
       100    Abacus Direct
Corp.+.........................................................
1,875
     5,900    Accustaff
Inc.+..............................................................
124,638
     4,100    ADT
Limited+................................................................
 .        93,788
     1,400    Alco Standard Corp.
 .........................................................        72,275
       325    BISYS Group
Inc.+............................................................
12,045
     1,450    Computer Sciences
Corp.+.....................................................
119,081
     6,200    CUC International
Inc.+......................................................
147,250
     3,600    Danka Business Systems PLC ADR
 ..............................................       127,350
     3,300    DST Systems
Inc.+............................................................
103,538
     3,400    Employee Solutions
Inc.+.....................................................        69,700
       700    Equity Corp.
International+..................................................
14,000
       300    FIserv
Inc.+.................................................................
11,025
       100    Forrester Research
Inc.+.....................................................         2,575
       100    Lason
Inc.+..................................................................
2,050
     7,050    Learning Tree International
Inc.+............................................       207,975
     1,100    Loewen Group Inc.
 ...........................................................
43,038
       100    Memberworks
Inc.+............................................................
1,525
       100    Nu Skin Asia Pacific
Inc.+...................................................         3,088
       300    Sabre Group Holdings
Inc.+...................................................         8,363
       100    Superior Consultant Holdings
Corp.+..........................................         2,475
     5,800    Technology Solutions
Co.+....................................................       240,700
     1,100    Transaction Systems Architects,
Inc.+........................................        36,575
------------------------------------------------------------------------
---------------------------------

1,444,929
------------------------------------------------------------------------
---------------------------------
CHEMICALS -- 0.3%
       600    BetzDearborn Inc.
 ...........................................................
35,100
------------------------------------------------------------------------
---------------------------------
COMPUTER SOFTWARE-PC -- 3.1%
        25    Autodesk
Inc.................................................................
700
       500    Business Objects S.A.
ADR+...................................................         6,750

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       12

<pg$pcn>

------------------------------------------------------------------------
--------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER
31, 1996

                         MFS EMERGING GROWTH PORTFOLIO

  SHARES                                        SECURITY
VALUE
------------------------------------------------------------------------
---------------------------------
COMPUTER SOFTWARE-PC -- 3.1% (CONTINUED)
       100    Cybermedia
Inc.+.............................................................   $
1,575
     3,760    First Data
Corp..............................................................
137,240
     2,900    Microsoft
Corp.+.............................................................
239,613
------------------------------------------------------------------------
---------------------------------

385,878
------------------------------------------------------------------------
---------------------------------
COMPUTER SOFTWARE-SYSTEMS -- 16.0%
       200    Adobe Systems
Inc............................................................
7,475
       100    Aurum Software
Inc.+.........................................................
2,313
    12,000    BMC Software
Inc.+...........................................................
496,500
       600    Cadence Design Systems,
Inc.+................................................        23,850
     7,935    Computer Associates International,
Inc.......................................       394,766
     3,925    Compuware
Corp.+.............................................................
196,741
       500    Control Data Systems
Inc.+...................................................        11,000
       100    Document Sciences
Corp.+.....................................................
988
       100    Infinity Financial Technology,
Inc.+.........................................         1,725
     1,200    Informix
Corp.+..............................................................
24,450
       100    Ingram Micro
Inc.+...........................................................
2,300
       100    Intelligroup
Inc.+...........................................................
1,100
       300    Netscape Communications
Corp.+...............................................        17,063
    12,400    Oracle
Corp.+................................................................
517,700
     2,200    Parametric Technology,
Co.+..................................................       113,025
       300    Sap Aktiengesellschaft
ADR...................................................        13,650
       300    Saville Systems PLC
ADR+.....................................................        12,188
       100    Seachange International,
Inc.+...............................................         2,550
       100    Select Software Tools Ltd.
ADR+..............................................         1,825
     1,600    Sybase
Inc.+.................................................................
26,700
     1,100    Synopsys
Inc.+...............................................................
50,875
       600    System Software Associates,
Inc.+............................................         6,375
       600    USCS International
Inc.+.....................................................        10,125
       425    Viasoft
Inc.+................................................................
20,081
     1,400    Xionics Document Technology,
Inc.+...........................................        17,500
------------------------------------------------------------------------
---------------------------------

1,972,865
------------------------------------------------------------------------
---------------------------------
CONSTRUCTION SERVICES -- 0.5%
     2,600    Shaw Group
Inc.+.............................................................
60,775
------------------------------------------------------------------------
---------------------------------
CONSUMER GOODS & SERVICES -- 2.4%
     5,600    Carson
Inc.+.................................................................
77,700
       400    Service Corp.
International..................................................
11,200
     3,900    Tyco International Ltd.
 .....................................................       206,213
------------------------------------------------------------------------
---------------------------------

295,113
------------------------------------------------------------------------
---------------------------------
ELECTRONICS -- 6.8%
       800    Actel
Corp.+.................................................................
19,000
     2,600    Altera
Corp.+................................................................
188,988
     2,800    Analog Devices
Inc.+.........................................................
94,850
     1,400    Atmel
Corp.+.................................................................
46,375
       400    Intel Corp.
 .................................................................
52,375
     1,400    Lattice Semiconductor
Corp.+.................................................        64,400

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       13

<pg$pcn>

------------------------------------------------------------------------
--------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER
31, 1996

                         MFS EMERGING GROWTH PORTFOLIO

  SHARES                                        SECURITY
VALUE
------------------------------------------------------------------------
---------------------------------
ELECTRONICS -- 6.8% (CONTINUED)
     1,975    Linear Technology
Corp.......................................................   $
86,653
     2,300    LSI Logic
Corp.+.............................................................
61,525
     1,100    Micron Electronics
Inc.+.....................................................        21,381
       100    Novellus Systems
Inc.+.......................................................
5,419
     2,000    Teradyne
Inc.+...............................................................
48,750
       600    Ultratech Stepper
Inc.+......................................................
14,250
     2,400    VLSI Technology,
Inc.+.......................................................
57,300
     2,100    Xilinx
Inc.+.................................................................
77,306
------------------------------------------------------------------------
---------------------------------

838,572
------------------------------------------------------------------------
---------------------------------
ENTERTAINMENT -- 1.1%
     1,200    Cox Radio
Inc.+..............................................................
21,000
       200    Infinity Broadcasting
Corp.+.................................................         6,725
     1,950    LIN Television
Corp.+........................................................
82,388
       100    Metro Networks
Inc.+.........................................................
2,525
       300    Sinclair Broadcasting Group
Inc.+............................................         7,800
       300    Univision Communications
Inc.+...............................................        11,100
------------------------------------------------------------------------
---------------------------------

131,538
------------------------------------------------------------------------
---------------------------------
FINANCIAL INSTITUTIONS -- 1.5%
     1,600    Associates First Capital Corp.
 ..............................................        70,600
       500    Dean Witter Discover and Co.
 ................................................        33,125
       100    Delta Financial
Corp.+.......................................................
1,800
       100    Everen Capital
Corp..........................................................
2,238
       725    Franklin Resources
Inc.......................................................        49,572
       700    MBNA
Corp....................................................................
29,050
------------------------------------------------------------------------
---------------------------------

186,385
------------------------------------------------------------------------
---------------------------------
FOOD & BEVERAGE -- 0.6%
     1,300    Earthgrains Co.
 .............................................................
67,925
------------------------------------------------------------------------
---------------------------------
MACHINERY -- 0.2%
     2,100    SI Handling Systems
Inc......................................................        31,631
------------------------------------------------------------------------
---------------------------------
MEDICAL & HEALTH SERVICES -- 6.8%
       100    American Medserve
Corp.+.....................................................
1,550
       100    Applied Analytical Industries
Inc.+..........................................         1,913
        25    Foundation Health
Corp.+.....................................................
794
       800    Healthsource
Inc.+...........................................................
10,500
     4,650    Healthsouth
Corp.+...........................................................
179,606
     2,000    Pacificare Health System
Inc.+...............................................       170,500
     1,000    St. Jude Medical
Inc.+.......................................................
42,625
       100    Transkaryotic Therapies
Inc.+................................................         1,850
     9,400    United Healthcare
Corp.......................................................
423,000
       200    Ventritex
Inc.+..............................................................
4,925
------------------------------------------------------------------------
---------------------------------

837,263
------------------------------------------------------------------------
---------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       14

<pg$pcn>

------------------------------------------------------------------------
--------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER
31, 1996

                         MFS EMERGING GROWTH PORTFOLIO

  SHARES                                        SECURITY
VALUE
------------------------------------------------------------------------
---------------------------------
OIL SERVICES -- 0.0%
       100    National Oilwell
Inc.+.......................................................   $
3,075
       100    Offshore Energy Development
Corp.+...........................................         1,525
------------------------------------------------------------------------
---------------------------------

4,600
------------------------------------------------------------------------
---------------------------------
OIL -- 0.4%
     1,000    Barrett Resources
Corp.+.....................................................
42,625
       100    Seacor Holdings
Inc.+........................................................
6,300
       300    Titan Exploration
Inc.+......................................................
3,600
------------------------------------------------------------------------
---------------------------------

52,525
------------------------------------------------------------------------
---------------------------------
POLLUTION CONTROL -- 0.6%
     2,220    U.S.A. Waste Services
Inc.+..................................................        70,763
------------------------------------------------------------------------
---------------------------------
RAILROAD -- 0.8%
     1,300    Kansas City Southern Industries Inc.
 ........................................        58,500
       900    Wisconsin Central Transportation
Corp.+......................................        35,663
------------------------------------------------------------------------
---------------------------------

94,163
------------------------------------------------------------------------
---------------------------------
RESTAURANTS & LODGING -- 4.2%
       300    Applebees International
Inc..................................................         8,250
     8,520    HFS
Inc.+...................................................................
 .       509,070
       100    PJ America
Inc.+.............................................................
1,800
       200    Promus Hotel
Corp.+..........................................................
5,925
------------------------------------------------------------------------
---------------------------------

525,045
------------------------------------------------------------------------
---------------------------------
STORES -- 2.3%
     1,700    Corporate Express
Inc.+......................................................
50,044
     1,600    General Nutrition
Co.+.......................................................
27,000
       100    Hot Topic
Inc.+..............................................................
1,975
       300    Linens 'N Things
Inc.+.......................................................
5,888
       100    Mazel Stores
Inc.+...........................................................
2,250
     2,500    Office Depot
Inc.+...........................................................
44,375
       100    Stage Stores
Inc.+...........................................................
1,825
     8,150    Staples
Inc.+................................................................
147,209
       100    Wild Oats Markets
Inc.+......................................................
1,850
------------------------------------------------------------------------
---------------------------------

282,416
------------------------------------------------------------------------
---------------------------------
TELECOMMUNICATIONS -- 10.8%
       100    Advanced Fibre
Communications+...............................................
5,563
     8,500    Cabletron Systems
Inc.+......................................................
282,625
     6,875    Cisco Systems
Inc.+..........................................................
437,422
     2,100    Glenayre Technologies
Inc.+..................................................        45,281
       100    LCC International
Inc.+......................................................
1,850
     1,275    Lucent Technologies
Inc......................................................        58,969
       310    Premisys Communications
Inc.+................................................        10,463
       700    Tel-Save Holdings
Inc.+......................................................
20,300
     2,600    3Com
Corp.+..................................................................
190,775
       100    Trusted Information Systems
Inc.+............................................         1,075
       100    West Teleservices
Corp.+.....................................................
2,275

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       15

<pg$pcn>

------------------------------------------------------------------------
--------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER
31, 1996

                         MFS EMERGING GROWTH PORTFOLIO

  SHARES                                        SECURITY
VALUE
------------------------------------------------------------------------
---------------------------------
TELECOMMUNICATIONS -- 10.8% (CONTINUED)
    10,500    Worldcom
Inc.+...............................................................   $
273,647
       100    Xlconnect Solutions
Inc.+....................................................         2,875
------------------------------------------------------------------------
---------------------------------

1,333,120
------------------------------------------------------------------------
---------------------------------
              TOTAL COMMON STOCKS (Cost --
$9,165,947).....................................     9,125,741
------------------------------------------------------------------------
---------------------------------
FOREIGN STOCKS -- 1.9%
------------------------------------------------------------------------
---------------------------------
GERMANY -- 1.1%
       250    Adidas
AG....................................................................
21,575
       850    SAP AG,
Preferred............................................................
116,819
------------------------------------------------------------------------
---------------------------------

138,394
------------------------------------------------------------------------
---------------------------------
HONG KONG -- 0.1%
    10,000    Guangnan
Holdings............................................................
8,597
------------------------------------------------------------------------
---------------------------------
PHILIPPINES -- 0.1%
    13,700    Philippino
Telephone.........................................................
11,590
------------------------------------------------------------------------
---------------------------------
UNITED KINGDOM -- 0.6%
    20,300    Pace Micro
Technology........................................................
80,075
------------------------------------------------------------------------
---------------------------------
              TOTAL FOREIGN STOCKS (Cost --
$256,197)......................................       238,656
------------------------------------------------------------------------
---------------------------------
WARRANTS -- 2.3%
------------------------------------------------------------------------
---------------------------------
ELECTRONICS -- 2.3%
     3,025    Intel Warrants, Exercise @ $41.75, Expire 3/14/1998
              (Cost --
$240,533)...........................................................
279,056
------------------------------------------------------------------------
---------------------------------

   FACE
  AMOUNT                                        SECURITY
VALUE
------------------------------------------------------------------------
---------------------------------
SHORT-TERM INVESTMENTS -- 21.9%
$2,700,000    Federal Home Loan Mortgage Corp., 5.250% due 1/2/97
              (Cost --
$2,699,606).........................................................   $
2,699,606
------------------------------------------------------------------------
---------------------------------
              TOTAL INVESTMENTS -- 100% (Cost --
$12,362,283*).............................   $12,343,059
------------------------------------------------------------------------
---------------------------------

+ Non-income producing security.
* Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       16

<pg$pcn>

------------------------------------------------------------------------
--------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER
31, 1996

                         FEDERATED HIGH YIELD PORTFOLIO

   FACE
  AMOUNT      RATING                                  SECURITY
VALUE
------------------------------------------------------------------------
-----------------------------------
CORPORATE BONDS -- 97.9%
------------------------------------------------------------------------
-----------------------------------
AUTOMOTIVE -- 3.0%
$   50,000    B         Blue Bird Body Co., Sr. Sub. Note, 10.750% due
11/15/06@.............   $    52,250
   100,000    B         Collins & Aikman Products Co., Sr. Sub. Note,
11.500% due 4/15/06....       109,250
------------------------------------------------------------------------
-----------------------------------

161,500
------------------------------------------------------------------------
-----------------------------------
BANKING -- 2.0%
   100,000    Ba3*      First Nationwide Escrow Corp., Sr. Sub. Note,
10.625% due 10/1/03@...       108,000
------------------------------------------------------------------------
-----------------------------------
BEVERAGE & TOBACCO -- 1.0%
    50,000    B+        Delta Beverage Group Inc., Sr. Note, 9.750% due
12/15/03@............        51,250
------------------------------------------------------------------------
-----------------------------------
BROADCAST RADIO & TV -- 6.8%
    50,000    B-        Chancellor Broadcasting Co., Sr. Sub. Note,
9.375% due 10/1/04.......        50,875
   100,000    B-        SFX Broadcasting, Inc., Sr. Sub. Note, 10.750%
due 5/15/06...........       105,750
   100,000    B         Sinclair Broadcast Group, Sr. Sub. Note, 10.000%
due 9/30/05.........       102,500
   100,000    B-        Sullivan Broadcast Holdings, Inc., Sr. Sub.
Note, 10.250% due

12/15/05...........................................................
101,000
------------------------------------------------------------------------
-----------------------------------

360,125
------------------------------------------------------------------------
-----------------------------------
BUSINESS EQUIPMENT & SERVICES -- 2.1%
   100,000    B+        Knoll, Inc., Sr. Sub. Note, 10.875% due
3/15/06......................       110,750
------------------------------------------------------------------------
-----------------------------------
CABLE TELEVISION -- 10.4%
    50,000    B2*       Australis Holdings Pty Ltd., Unit, step bond to
yield 15.000% due

11/1/02............................................................
29,500
   100,000    B         Cablevision Systems Co., Sr. Sub. Debenture,
9.875% due 2/15/13......        99,000
   100,000    B         Charter Communications Southeast, L.P., Sr.
Note, 11.250% due

3/15/06............................................................
104,750
   100,000    B-        Diamond Cable Communications PLC, Sr. Discount
Note, step bond to
                          yield 11.429% due
12/15/05.........................................        71,500
   100,000    B         International Cabletel, Inc., Sr. Note, step
bond to yield 11.941%
                          due
2/1/06.........................................................
68,000
   100,000    BB+       Rogers Cablesystems Ltd., Sr. Secured 2nd
Priority Note,   10.000%
                          due
3/15/05........................................................
107,125
   100,000    BB        Telewest PLC, Sr. Discount Debenture, step bond
to yield 11.504% due

10/1/07............................................................
69,750
------------------------------------------------------------------------
-----------------------------------

549,625
------------------------------------------------------------------------
-----------------------------------
CHEMICALS & PLASTICS -- 5.2%
   100,000    B-        Astor Corp., Sr. Sub. Note, 10.500% due
10/15/06@....................       103,250
   100,000    B3*       Crain Industries Inc., Sr. Sub. Note, 13.500%
due 8/15/05............       113,250
   100,000    B+        Sterling Chemicals Holdings Inc., Sr. Discount
Note, step bond to
                          yield 12.485% due
8/15/08..........................................        58,500
------------------------------------------------------------------------
-----------------------------------

275,000
------------------------------------------------------------------------
-----------------------------------
CLOTHING & TEXTILES -- 1.9%
   100,000    B+        Westpoint Stevens, Inc., Sr. Sub. Debenture,
9.375% due 12/15/05.....       103,000
------------------------------------------------------------------------
-----------------------------------
CONSUMER PRODUCTS -- 4.5%
   100,000    BB-       American Safety Razor Co., Sr. Note, 9.875% due
8/1/05...............       106,125
    50,000    NR        ICON Fitness Corp., Sr. Discount Note, step bond
to yield 14.000% due

11/15/06...........................................................
26,250
   100,000    B         Simmons Co., Sr. Sub. Note, 10.750% due
4/15/06......................       104,750
------------------------------------------------------------------------
-----------------------------------

237,125
------------------------------------------------------------------------
-----------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       17

<pg$pcn>

------------------------------------------------------------------------
--------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER
31, 1996

                         FEDERATED HIGH YIELD PORTFOLIO

   FACE
  AMOUNT      RATING                                  SECURITY
VALUE
------------------------------------------------------------------------
-----------------------------------
CONTAINER & GLASS PRODUCTS -- 3.1%
$  100,000    BB        Owens Illinois, Inc., Sr. Amortizing Debenture,
11.000% due

12/1/03............................................................   $
111,750
    50,000    B         U.S. Can Corp., Sr. Sub. Note, 10.125% due
10/15/06@.................        52,625
------------------------------------------------------------------------
-----------------------------------

164,375
------------------------------------------------------------------------
-----------------------------------
ECOLOGICAL SERVICES & EQUIPMENT -- 1.0%
    50,000    B+        Allied Waste North America, Inc., Sr. Sub. Note,
10.250% due

12/1/06@...........................................................
52,750
------------------------------------------------------------------------
-----------------------------------
FOOD & DRUG RETAILERS -- 4.1%
   100,000    B1*       Ralph's Grocery Co., Sr. Note, 10.450% due
6/15/04...................       106,500
   100,000    B-        Smith's Food & Drug Centers, Inc., Sr. Sub.
Note, 11.250% due

5/15/07............................................................
111,000
------------------------------------------------------------------------
-----------------------------------

217,500
------------------------------------------------------------------------
-----------------------------------
FOOD PRODUCTS -- 3.1%
    50,000    B2*       International Home Foods Inc., Sr. Sub. Note,
10.375% due 11/1/06@...        52,000
   100,000    B2*       Van de Kamp, Inc., Sr. Sub. Note, 12.000% due
9/15/05................       110,750
------------------------------------------------------------------------
-----------------------------------

162,750
------------------------------------------------------------------------
-----------------------------------
FOREST PRODUCTS -- 2.9%
   100,000    B         Four M Corp., Sr. Secured Note, 12.000% due
6/1/06...................       105,500
    50,000    B-        Riverwood International Corp., Sr. Sub. Note,
10.875% due 4/1/08.....        46,250
------------------------------------------------------------------------
-----------------------------------

151,750
------------------------------------------------------------------------
-----------------------------------
HEALTHCARE -- 4.1%
   100,000    B         Dade International, Inc., Sr. Sub. Note, 11.125%
due 5/1/06..........       108,250
   100,000    Ba3*      Tenet Healthcare Corp., Sr. Sub. Note, 10.125%
due 3/1/05............       110,625
------------------------------------------------------------------------
-----------------------------------

218,875
------------------------------------------------------------------------
-----------------------------------
HOTELS, MOTELS, INNS & CASINOS -- 2.0%
   100,000    B-        Courtyard By Marriott II L.P., Sr. Note, 10.750%
due 2/1/08..........       106,250
------------------------------------------------------------------------
-----------------------------------
LEISURE & ENTERTAINMENT -- 5.0%
   100,000    B2*       AMF Group Inc., Sr. Discount Note, step bond to
yield 11.960% due

3/15/06............................................................
66,250
   100,000    B         Cobblestone Golf Group Inc., Sr. Note, 11.500%
due 6/1/03............       104,500
   100,000    B         Six Flags Theme Parks, Sr. Sub. Discount Note,
step bond to yield
                          12.500% due
6/15/05................................................        94,125
------------------------------------------------------------------------
-----------------------------------

264,875
------------------------------------------------------------------------
-----------------------------------
MACHINERY & EQUIPMENT -- 3.0%
    50,000    B-        Alvey Systems Inc., Sr. Sub. Note, 11.375% due
1/31/03...............        52,750
   100,000    B3*       Tokheim Corp., Sr. Sub. Note, 11.500% due
8/1/06@....................       106,000
------------------------------------------------------------------------
-----------------------------------

158,750
------------------------------------------------------------------------
-----------------------------------
METALS & MINING -- 1.9%
   100,000    B-        Royal Oak Mines, Inc., Sr. Sub. Note, 11.000%
due 8/15/06............       100,750
------------------------------------------------------------------------
-----------------------------------
PRINTING & PUBLISHING -- 3.4%
   150,000    B         Affiliated Newspaper Investments, Inc., Sr.
Discount Note, step bond
                          to yield 12.262% due
7/1/06........................................       124,875
    50,000    B-        Peterson Publishing Co., L.L.C., Sr. Sub. Note,
11.125% due

11/15/06...........................................................
52,500
------------------------------------------------------------------------
-----------------------------------

177,375
------------------------------------------------------------------------
-----------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       18

<pg$pcn>

------------------------------------------------------------------------
--------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER
31, 1996

                         FEDERATED HIGH YIELD PORTFOLIO

   FACE
  AMOUNT      RATING                                  SECURITY
VALUE
------------------------------------------------------------------------
-----------------------------------
SERVICES -- 2.0%
$   50,000    B*        Intertek Finance PLC, Sr. Sub. Note, 10.250% due
11/1/06@............   $    51,875
    50,000    B+        Ryder TRS, Inc., Sr. Sub. Note, 10.000% due
12/1/06@.................        52,000
------------------------------------------------------------------------
-----------------------------------

103,875
------------------------------------------------------------------------
-----------------------------------
STEEL -- 3.8%
   100,000    B         EnviroSource, Sr. Note, 9.750% due
6/15/03...........................        93,125
   100,000    B         GS Technologies Operating Co., Inc., Sr. Note,
12.250% due 10/1/05...       105,250
------------------------------------------------------------------------
-----------------------------------

198,375
------------------------------------------------------------------------
-----------------------------------
SURFACE TRANSPORTATION -- 6.9%
   100,000    BB        Gearbulk Holding Ltd., Sr. Note, 11.250% due
12/1/04.................       110,250
    50,000    B1*       Statia Terminals, 1st Mortgage Note, 11.750% due
11/15/03@...........        52,000
   100,000    Ba2*      Stena AB, Sr. Note, 10.500% due
12/15/05.............................       107,750
   100,000    B         Trism, Inc., Sr. Sub. Note, 10.750% due
12/15/00.....................        96,250
------------------------------------------------------------------------
-----------------------------------

366,250
------------------------------------------------------------------------
-----------------------------------
TELECOMMUNICATIONS & CELLULAR -- 11.7%
   100,000    NR        Brooks Fiber Properties, Inc. Sr. Discount Note,
step bond to yield
                          11.524% due
3/1/06.................................................        67,000
   100,000    NR        Millicom International Cellular, S.A., Sr. Sub.
Discount Note, step
                          bond to yield 13.270% due
6/1/06...................................        62,000
   100,000    B3*       Nextel Communications, Inc., Sr. Discount Note,
step bond to yield
                          13.986% due
8/15/04................................................        68,250
    50,000    B2*       PhoneTel Technologies, Inc., Sr. Note, 12.000%
due 12/15/06..........        51,875
   100,000    CCC+      Sygnet Wireless, Inc., Sr. Note, 11.500% due
10/1/06.................       103,750
   100,000    B1*       Teleport Communications Group, Inc., Sr.
Discount Note, step bond to
                          yield 10.828% due
7/1/07...........................................        69,125
   100,000    B2*       U.S.A. Mobile Communications Inc., Sr. Note,
9.500% due 2/1/04.......        95,375
   100,000    B+        Vanguard Cellular Systems Inc., Debenture,
9.375% due 4/15/06........       100,750
------------------------------------------------------------------------
-----------------------------------

618,125
------------------------------------------------------------------------
-----------------------------------
UTILITIES -- 3.0%
   100,000    BB        California Energy Co., Inc., Sr. Discount Note,
step bond to yield
                          9.369% due
1/15/04.................................................       105,750
    50,000    BB-       El Paso Electric Co., 1st Mortgage Note, 9.400%
due 5/1/11...........        53,250
------------------------------------------------------------------------
-----------------------------------

159,000
------------------------------------------------------------------------
-----------------------------------
                        TOTAL CORPORATE BONDS (Cost -- $4,972,025)
5,178,000
------------------------------------------------------------------------
-----------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       19

<pg$pcn>

------------------------------------------------------------------------
--------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER
31, 1996

                         FEDERATED HIGH YIELD PORTFOLIO

  SHARES                                              SECURITY
VALUE
------------------------------------------------------------------------
-----------------------------------
NON-CONVERTIBLE PREFERRED STOCK -- 2.0%
TELECOMMUNICATIONS & CELLULAR -- 2.0%
$    1,029              K-III Communications Corp., Series B, Payment-in-
kind
                          (Cost --
$104,127).................................................     $ 103,935
------------------------------------------------------------------------
-----------------------------------
WARRANTS -- 0.1%
CHEMICALS & PLASTICS -- 0.1%
       100              Sterling Chemicals Holdings, Inc., Expires
8/15/08 (Cost -- $0)......         3,500
------------------------------------------------------------------------
-----------------------------------
                        TOTAL INVESTMENTS -- 100% (Cost --
$5,076,152**).....................    $5,285,435
------------------------------------------------------------------------
-----------------------------------

@ Securities exempt from registration under Rule 144A of the Securities
Act of
  1933. These securities may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

** Aggregate cost for Federal income tax purposes is substantially the same.

   See page 25 for definition of ratings.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       20

<pg$pcn>

------------------------------------------------------------------------
--------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER
31, 1996

                           FEDERATED STOCK PORTFOLIO

  SHARES                                          SECURITY
VALUE
------------------------------------------------------------------------
---------------------------------
COMMON STOCKS -- 99.2%
------------------------------------------------------------------------
---------------------------------
AEROSPACE -- 4.5%
        33    Boeing Co.
 .....................................................................
$  3,510
       328    Lockheed Martin Corp.
 ..........................................................     30,023
       800    Rockwell International Corp.
 ...................................................     48,700
       700    Textron Inc.
 ...................................................................
65,975
------------------------------------------------------------------------
---------------------------------

148,208
------------------------------------------------------------------------
---------------------------------
AIRLINES -- 1.2%
     1,400    KLM Royal Dutch
Airlines........................................................
39,025
------------------------------------------------------------------------
---------------------------------
APPAREL -- 1.0%
       500    V.F. Corp.
 .....................................................................
33,750
------------------------------------------------------------------------
---------------------------------
AUTOMOTIVE -- 0.8%
       500    General Motors
Corp.............................................................
27,875
------------------------------------------------------------------------
---------------------------------
BANKING -- 3.9%
       600    Chase Manhattan Corp.
 ..........................................................     53,550
       400
Citicorp................................................................
 ........     41,200
       800    National City Corp.
 ............................................................     35,900
------------------------------------------------------------------------
---------------------------------

130,650
------------------------------------------------------------------------
---------------------------------
BUILDING MATERIALS -- 0.2%
       339    Martin Marietta
Materials.......................................................
7,882
------------------------------------------------------------------------
---------------------------------
BUSINESS SYSTEMS -- 1.3%
     1,000    Electronic Data
Systems.........................................................
43,250
------------------------------------------------------------------------
---------------------------------
CHEMICALS -- 5.6%
       700    BetzDearborn Inc.
 ..............................................................
40,950
       400    E.I. du Pont de Nemours & Co.
 ..................................................     37,750
       500    FMC
Corp.+..................................................................
 ....     35,063
       700    Great Lakes Chemical Corp.
 .....................................................     32,725
     1,000    Morton International Inc.
 ......................................................     40,750
------------------------------------------------------------------------
---------------------------------

187,238
------------------------------------------------------------------------
---------------------------------
COMMUNICATIONS -- 4.8%
     1,000    AT & T Corp.
 ...................................................................
43,500
       700    GTE Corp.
 ......................................................................
31,850
     2,600    MCI
Communications..........................................................
 ....     84,988
------------------------------------------------------------------------
---------------------------------

160,338
------------------------------------------------------------------------
---------------------------------
CONSUMER PRODUCTS -- 1.1%
       400    Kimberly-
Clark..................................................................
38,100
------------------------------------------------------------------------
---------------------------------
COSMETICS -- 1.0%
       600    Avon
Products................................................................
 ...     34,275
------------------------------------------------------------------------
---------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       21

<pg$pcn>

------------------------------------------------------------------------
--------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER
31, 1996

                           FEDERATED STOCK PORTFOLIO

  SHARES                                          SECURITY
VALUE
------------------------------------------------------------------------
---------------------------------
DRUGS -- 4.6%
       800    American Home
Products..........................................................
46,900
       600    Bristol Myers
Squibb............................................................
65,250
       500    Merck & Co. Inc.
 ...............................................................
39,625
------------------------------------------------------------------------
---------------------------------

151,775
------------------------------------------------------------------------
---------------------------------
ENERGY -- 2.0%
     1,600    Occidental Petroleum Corp.
 .....................................................     37,400
     1,200    TECO
Energy..................................................................
 ...     28,950
------------------------------------------------------------------------
---------------------------------

66,350
------------------------------------------------------------------------
---------------------------------
FINANCIAL SERVICES -- 3.8%
       500    Dean Witter Discover and
Co.....................................................     33,125
     1,500    Federal National Mortgage
Association...........................................     55,875
     1,300    H & R Block Inc.
 ...............................................................
37,700
------------------------------------------------------------------------
---------------------------------

126,700
------------------------------------------------------------------------
---------------------------------
FOOD PROCESSING -- 3.3%
       400    CPC
International...........................................................
 ....     31,000
       600    H.J. Heinz & Co.
 ...............................................................
21,450
     2,300    IBP Inc.
 .......................................................................
55,775
------------------------------------------------------------------------
---------------------------------

108,225
------------------------------------------------------------------------
---------------------------------
HOSPITAL SUPPLIES & SERVICES -- 2.6%
       900    Abbott
Laboratories............................................................
 .     45,675
       900    United
Healthcare..............................................................
 .     40,500
------------------------------------------------------------------------
---------------------------------

86,175
------------------------------------------------------------------------
---------------------------------
HOUSEHOLD PRODUCTS -- 1.6%
     2,300    Rubbermaid Inc.
 ................................................................
52,325
------------------------------------------------------------------------
---------------------------------
INDUSTRIAL CONTROLS -- 3.2%
       600    Unilever N.V. New York
Shares...................................................    105,150
------------------------------------------------------------------------
---------------------------------
INSURANCE -- 7.5%
     1,000    Allstate Corp.
 .................................................................
57,875
       600    Cigna Corp.
 ....................................................................
81,975
       700    Marsh & McLennan Inc.
 ..........................................................     72,800
       700    Providian Corp.
 ................................................................
35,962
------------------------------------------------------------------------
---------------------------------

248,612
------------------------------------------------------------------------
---------------------------------
MEDIA GROUP -- 1.4%
       600    Gannett Inc.
 ...................................................................
44,925
------------------------------------------------------------------------
---------------------------------
MEDICAL -- 2.7%
     1,700    Biomet Inc.
 ....................................................................
25,712
       900    Columbia HCA Healthcare Corp.
 ..................................................     36,675
     2,200    Healthsource Inc.
 ..............................................................
28,875
------------------------------------------------------------------------
---------------------------------

91,262
------------------------------------------------------------------------
---------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       22

<pg$pcn>

------------------------------------------------------------------------
--------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER
31, 1996

                           FEDERATED STOCK PORTFOLIO

  SHARES                                          SECURITY
VALUE
------------------------------------------------------------------------
---------------------------------
OIL & GAS -- 11.2%
     1,100    Baker Hughes Inc.
 ..............................................................
37,950
       900    Chevron Corp.
 ..................................................................
58,500
       500    Exxon Corp.
 ....................................................................
49,000
       200    Royal Dutch Petroleum New York Registered
Shares................................     34,150
       600
Texaco..................................................................
 ........     58,875
     1,538    Union Pacific
Resources.........................................................
44,986
     2,200    USX Marathon Group Inc.
 ........................................................     52,525
       500    Western Atlas Inc.+
 ............................................................     35,438
------------------------------------------------------------------------
---------------------------------

371,424
------------------------------------------------------------------------
---------------------------------
PHARMACEUTICAL -- 1.0%
       500    Smithkline Beecham Inc.
 ........................................................     34,000
------------------------------------------------------------------------
---------------------------------
RETAIL -- 6.2%
     1,300    Dayton-Hudson Corp.
 ............................................................     51,025
     1,200    Sears Roebuck & Co.
 ............................................................     55,350
     1,000    Tambrands,
Inc..................................................................
40,875
     2,500    Walmart
Corp....................................................................
57,188
------------------------------------------------------------------------
---------------------------------

204,438
------------------------------------------------------------------------
---------------------------------
STEEL & IRON -- 1.9%
     1,100    Allegheny Teledyne
Inc..........................................................     25,300
     3,200    LTV Corp.
 ......................................................................
38,000
------------------------------------------------------------------------
---------------------------------

63,300
------------------------------------------------------------------------
---------------------------------
TECHNOLOGY -- 7.5%
       900    AMP,
Inc.....................................................................
 ...     34,537
     1,200    C.R. Bard
Inc...................................................................
33,600
       300    Intel Corp.
 ....................................................................
39,281
       500    General Electric Co.
 ...........................................................     49,438
       600    General Motors Class H
Shares...................................................     33,750
       100    International Business
Machines.................................................     15,100
       324    Lucent Technologies
Inc.........................................................     14,985
       600
Raytheon................................................................
 ........     28,875
------------------------------------------------------------------------
---------------------------------

249,566
------------------------------------------------------------------------
---------------------------------
TOBACCO -- 4.2%
       400    Loews Corp.
 ....................................................................
37,700
       900    Philip Morris Co.
 ..............................................................
101,363
------------------------------------------------------------------------
---------------------------------

139,063
------------------------------------------------------------------------
---------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       23

<pg$pcn>

------------------------------------------------------------------------
--------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER
31, 1996

                           FEDERATED STOCK PORTFOLIO

  SHARES                                         SECURITY
VALUE
------------------------------------------------------------------------
---------------------------------
UTILITIES -- 6.5%
     1,000    CMS Energy Corp.
 .............................................................   $
33,625
       700    Columbia Gas Systems Inc.
 ....................................................       44,537
     1,100    Enron Corp.
 ..................................................................
47,437
       700    FPL
Group...................................................................
 ..       32,200
     1,400    Pacific Gas & Electric Co.
 ...................................................       29,400
     1,300    Southern Co.
 .................................................................
29,413
------------------------------------------------------------------------
---------------------------------

216,612
------------------------------------------------------------------------
---------------------------------
VISION CARE -- 1.0%
       900    Bausch & Lomb Inc.
 ...........................................................       31,500
------------------------------------------------------------------------
---------------------------------
WASTE MANAGEMENT -- 1.6%
     2,000    Browning-Ferris
Industries....................................................
52,500
------------------------------------------------------------------------
---------------------------------
              TOTAL COMMON STOCKS (Cost --
$2,957,604)......................................    3,294,493
------------------------------------------------------------------------
---------------------------------
CONVERTIBLE PREFERRED STOCK -- 0.8%
FOODS -- 0.8%
       700    Dole Food Co. (Cost --
$28,728)...............................................       25,112
------------------------------------------------------------------------
---------------------------------
              TOTAL INVESTMENTS -- 100% (Cost --
$2,986,332*)...............................   $3,319,605
------------------------------------------------------------------------
---------------------------------

+ Non-income producing security.
* Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       24

<pg$pcn>

------------------------------------------------------------------------
--------
 BOND RATINGS

All ratings are by Standard & Poor's Ratings Service ("Standard &
Poor's"),
except that those identified by an asterisk (*) are rated by Moody's
Investors
Service, Inc. ("Moody's"). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's -- Ratings from "AA" to "BBB" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA              --   Debt rated "AAA" has the highest rating assigned
by Standard & Poor's. Capacity to
                      pay interest and repay principal is extremely
strong.
AA               --   Debt rated "AA" has a very strong capacity to pay
interest and repay principal and
                      differs from the highest rated issue only in a
small degree.
A                --   Debt rated "A" has a strong capacity to pay
interest and repay principal although
                      it is somewhat more susceptible to the adverse
effects of changes in circumstances
                      and economic conditions than debt in higher rated
categories.
BBB              --   Debt rated "BBB" is regarded as having an adequate
capacity to pay interest and
                      repay principal. Whereas it normally exhibits
adequate protection parameters,
                      adverse economic conditions or changing
circumstances are more likely to lead to a
                      weakened capacity to pay interest and repay
principal for debt in this category
                      than in higher rated categories.
BB, B and CCC    --   Debt rated "BB" and "B" are regarded, on balance,
as predominantly speculative with
                      respect to capacity to pay interest and repay
principal in accordance with the
                      terms of the obligation. BB represents a lower
degree of speculation than B, and
                      CCC the highest degree of speculation. While such
debt will likely have some
                      quality and protective characteristics, these are
outweighed by large uncertainties
                      or major risk exposures to adverse conditions.

Moody's -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "Baa", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa              --   Bonds that are rated "Aaa" are judged to be of the
best quality. They carry the
                      smallest degree of investment risk and are
generally referred to as "gilt edge."
                      Interest payments are protected by a large or by
an exceptionally stable margin and
                      principal is secure. While the various protective
elements are likely to change,
                      such changes as can be visualized are most
unlikely to impair the fundamentally
                      strong position of such issues.
Aa               --   Bonds that are rated "Aa" are judged to be of high
quality by all standards.
                      Together with the Aaa group they comprise what are
generally known as high grade
                      bonds. They are rated lower than the best bonds
because margins of protection may
                      not be as large as in Aaa securities or
fluctuation of protective elements may be
                      of greater amplitude or there may be other
elements present which make the
                      long-term risks appear somewhat larger than in Aaa
securities.
A                --   Bonds that are rated "A" possess many favorable
investment attributes and are to be
                      considered as upper medium grade obligations.
Factors giving security to principal
                      and interest are considered adequate but elements
may be present which suggest a
                      susceptibility to impairment some time in the
future.
Baa              --   Bonds that are rated "Baa" are considered as
medium grade obligations, i.e., they
                      are neither highly protected nor poorly secured.
Interest payments and principal
                      security appear adequate for the present but
certain protective elements may be
                      lacking or may be characteristically unreliable
over any great length of time. Such
                      bonds lack outstanding investment characteristics
and in fact have speculative
                      characteristics as well.
Ba               --   Bonds that are rated "Ba" are judged to have
speculative elements; their future
                      cannot be considered as well assured. Often the
protection of interest and
                      principal payments may be very moderate, and
therefore not well safeguarded during
                      both good and bad times over the future.
Uncertainty of position characterizes
                      bonds in this class.
B                --   Bonds that are rated "B" generally lack
characteristics of desirable investments.
                      Assurance of interest and principal payment or of
maintenance of other terms of the
                      contract over any long period of time may be
small.
NR               --   Indicates that the bond is not rated by Standard &
Poor's or Moody's.

                                       25

<pg$pcn>

------------------------------------------------------------------------
--------
 STATEMENTS OF ASSETS AND LIABILITIES                          DECEMBER
31, 1996


LAZARD            MFS
                                                       TRAVELERS
INTERNATIONAL     EMERGING       FEDERATED      FEDERATED
                                                      QUALITY BOND
STOCK          GROWTH        HIGH YIELD       STOCK
                                                       PORTFOLIO
PORTFOLIO       PORTFOLIO      PORTFOLIO      PORTFOLIO
------------------------------------------------------------------------
---------------------------------------------------------
ASSETS:
  Investments -- Cost.............................     $5,163,204
$ 3,876,736     $12,362,283     $5,076,152     $2,986,332
  Foreign currency -- Cost........................             --
6,909              --             --             --
------------------------------------------------------------------------
---------------------------------------------------------
  Investments, at value...........................     $5,211,221
$ 4,187,773     $12,343,059     $5,285,435     $3,319,605
  Foreign currency, at value......................             --
7,036              --             --             --
  Cash............................................             66
123,778         269,334         10,289         55,732
  Dividends and interest receivable...............         66,124
7,415           1,233         90,286          6,592
  Receivable for Fund shares sold.................             --
722         314,685             --             --
  Receivable from affiliate.......................         15,875
24,115          26,170         18,561         21,039
------------------------------------------------------------------------
---------------------------------------------------------
  TOTAL ASSETS....................................      5,293,286
4,350,839      12,954,481      5,404,571      3,402,968
------------------------------------------------------------------------
---------------------------------------------------------
LIABILITIES:
  Payable for securities purchased................             --
6,430              --             --             --
  Accrued expenses................................         20,767
22,080          30,635         23,468         23,441
------------------------------------------------------------------------
---------------------------------------------------------
  TOTAL LIABILITIES...............................         20,767
28,510          30,635         23,468         23,441
------------------------------------------------------------------------
---------------------------------------------------------
TOTAL NET ASSETS..................................     $5,272,519
$ 4,322,329     $12,923,846     $5,381,103     $3,379,527
------------------------------------------------------------------------
---------------------------------------------------------
NET ASSETS:
  Paid-in capital.................................     $5,224,502
$ 4,009,241     $12,953,381     $5,170,633     $3,046,254
  Undistributed net investment income.............             --
9,721              --          1,187             --
  Accumulated loss from security transactions
     and foreign currencies.......................             --
(7,700)        (10,311)            --             --
  Net unrealized appreciation (depreciation) of
     investments and foreign currencies...........         48,017
311,067         (19,224)       209,283        333,273
------------------------------------------------------------------------
---------------------------------------------------------
TOTAL NET ASSETS..................................     $5,272,519
$ 4,322,329     $12,923,846     $5,381,103     $3,379,527
------------------------------------------------------------------------
---------------------------------------------------------
SHARES OUTSTANDING................................        522,059
400,880       1,225,164        516,375        304,332
------------------------------------------------------------------------
---------------------------------------------------------
NET ASSET VALUE, PER SHARE........................         $10.10
$10.78          $10.55         $10.42         $11.10
------------------------------------------------------------------------
---------------------------------------------------------
                                               SEE NOTES TO FINANCIAL
STATEMENTS.

                                       26

<pg$pcn>

------------------------------------------------------------------------
--------
 STATEMENTS OF OPERATIONS                 FOR THE PERIOD ENDED DECEMBER
31, 1996

TRAVELERS       LAZARD             MFS

QUALITY      INTERNATIONAL      EMERGING

BOND           STOCK           GROWTH

PORTFOLIO(1) PORTFOLIO(2)     PORTFOLIO(1)
------------------------------------------------------------------------
--------------------------------------------------
INVESTMENT INCOME:

Interest................................................................
 ..   $110,570       $   9,753        $    20,837

Dividends...............................................................
 ..         --          21,160             32,401
  Less: Foreign withholding
tax.............................................         --
(2,622)                --
------------------------------------------------------------------------
--------------------------------------------------
  TOTAL INVESTMENT
INCOME...................................................    110,570
28,291             53,238
------------------------------------------------------------------------
--------------------------------------------------
EXPENSES:
  Audit and
legal...........................................................
14,000          14,000             14,000
  Investment advisory fees (Note
2).........................................      5,626          13,997
15,666
  Shareholder & system service
fees.........................................      2,600           3,397
5,000
  Shareholder
communications................................................
2,000           1,180              6,000
  Registration
fees.........................................................      1,650
1,215                250
  Pricing service
fees......................................................      1,500
2,822              1,500
  Administration fees (Note
2)..............................................      1,043
1,031              1,253
  Trustee's
fees............................................................
1,000           2,000              2,000
  Custody
fees..............................................................
200           8,147              6,500

Other...................................................................
 ..      1,000             900              1,000
------------------------------------------------------------------------
--------------------------------------------------
  TOTAL
EXPENSES............................................................
30,619          48,689             53,169
  Less: Expense reimbursement (Note
2)......................................    (17,570)        (27,482)
(33,326)
------------------------------------------------------------------------
--------------------------------------------------
  NET
EXPENSES..............................................................
13,049          21,207             19,843
------------------------------------------------------------------------
--------------------------------------------------
NET INVESTMENT
INCOME.......................................................     97,521
7,084             33,395
------------------------------------------------------------------------
--------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
CURRENCIES
(NOTE 3):
  Realized Gain (Loss) From:
     Securities transactions (excluding short-term
securities)..............     31,374          (7,700)             2,110
     Foreign currency
transactions..........................................         --
2,637                 --
------------------------------------------------------------------------
--------------------------------------------------
  NET REALIZED GAIN
(LOSS)..................................................     31,374
(5,063)             2,110
------------------------------------------------------------------------
--------------------------------------------------
  Change in Net Unrealized Appreciation (Depreciation) of Investments
  and Foreign Currencies:
     Beginning of
period....................................................         --
--                 --
     End of
period..........................................................
48,017         311,067            (19,224)
------------------------------------------------------------------------
--------------------------------------------------
  INCREASE IN NET UNREALIZED APPRECIATION
(DEPRECIATION)....................     48,017         311,067
(19,224)
------------------------------------------------------------------------
--------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN
CURRENCIES.......................     79,391         306,004
(17,114)
------------------------------------------------------------------------
--------------------------------------------------
INCREASE IN NET ASSETS FROM
OPERATIONS......................................   $176,912       $
313,088        $    16,281
------------------------------------------------------------------------
--------------------------------------------------



FEDERATED        FEDERATED

HIGH YIELD         STOCK

PORTFOLIO(1)     PORTFOLIO(1)
------------------------------------------------------------------------
--------------------------------------------------

INVESTMENT INCOME:

Interest................................................................
 ..    $168,489         $  3,116

Dividends...............................................................
 ..       2,877           24,691
  Less: Foreign withholding
tax.............................................          --
(195)
------------------------------------------------------------------------
--------------------------------------------------

  TOTAL INVESTMENT
INCOME...................................................     171,366
27,612
------------------------------------------------------------------------
--------------------------------------------------

EXPENSES:
  Audit and
legal...........................................................
14,000           14,000
  Investment advisory fees (Note
2).........................................      11,448            6,901
  Shareholder & system service
fees.........................................       2,500
3,000
  Shareholder
communications................................................
3,000            3,000
  Registration
fees.........................................................
1,500              950
  Pricing service
fees......................................................       1,000
1,000
  Administration fees (Note
2)..............................................       1,057
662
  Trustee's
fees............................................................
2,000            2,000
  Custody
fees..............................................................
1,000            1,000

Other...................................................................
 ..       1,000            1,000
------------------------------------------------------------------------
--------------------------------------------------

  TOTAL
EXPENSES............................................................
38,505           33,513
  Less: Expense reimbursement (Note
2)......................................     (21,773)         (23,023)
------------------------------------------------------------------------
--------------------------------------------------

  NET
EXPENSES..............................................................
16,732           10,490
------------------------------------------------------------------------
--------------------------------------------------

NET INVESTMENT
INCOME.......................................................
154,634           17,122
------------------------------------------------------------------------
--------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
CURRENCIES
(NOTE 3):
  Realized Gain (Loss) From:
     Securities transactions (excluding short-term
securities)..............      16,573           29,045
     Foreign currency
transactions..........................................          --
--
------------------------------------------------------------------------
--------------------------------------------------

  NET REALIZED GAIN
(LOSS)..................................................      16,573
29,045
------------------------------------------------------------------------
--------------------------------------------------

  Change in Net Unrealized Appreciation (Depreciation) of Investments
  and Foreign Currencies:
     Beginning of
period....................................................          --
--
     End of
period..........................................................
209,283          333,273
------------------------------------------------------------------------
--------------------------------------------------

  INCREASE IN NET UNREALIZED APPRECIATION
(DEPRECIATION)....................     209,283          333,273
------------------------------------------------------------------------
--------------------------------------------------

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN
CURRENCIES.......................     225,856          362,318
------------------------------------------------------------------------
--------------------------------------------------

INCREASE IN NET ASSETS FROM
OPERATIONS......................................    $380,490
$379,440
------------------------------------------------------------------------
--------------------------------------------------


(1) For the period from August 30, 1996 (commencement of operations) to December
    31, 1996.
(2) For the period from August 1, 1996 (commencement of operations) to December
    31, 1996.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       27

<pg$pcn>

------------------------------------------------------------------------
--------
 STATEMENTS OF CHANGES IN NET ASSETS      FOR THE PERIOD ENDED DECEMBER
31, 1996

LAZARD             MFS
                                                 TRAVELERS
INTERNATIONAL       EMERGING        FEDERATED        FEDERATED
                                                QUALITY BOND
STOCK            GROWTH         HIGH YIELD         STOCK
                                                PORTFOLIO(1)
PORTFOLIO(2)      PORTFOLIO(1)     PORTFOLIO(1)     PORTFOLIO(1)
------------------------------------------------------------------------
---------------------------------------------------------
OPERATIONS:
  Net investment income......................    $   97,521       $
7,084      $     33,395      $  154,634       $   17,122
  Net realized gain (loss)...................        31,374
(5,063)            2,110          16,573           29,045
  Increase in net unrealized appreciation
     (depreciation)..........................        48,017
311,067           (19,224)        209,283          333,273
------------------------------------------------------------------------
---------------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS.....       176,912
313,088            16,281         380,490          379,440
------------------------------------------------------------------------
---------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income......................       (97,521)
--           (33,395)       (153,447)         (17,122)
  Net realized gain..........................       (31,374)
--           (12,421)        (16,573)         (29,045)
  Capital....................................            --
--           (13,669)             --           (1,834)
------------------------------------------------------------------------
---------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS
     TO SHAREHOLDERS.........................      (128,895)
--           (59,485)       (170,020)         (48,001)
------------------------------------------------------------------------
---------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
  Net proceeds from sale of shares...........     5,094,655
4,009,241        12,907,565       5,000,613        3,000,087
  Net asset value of shares issued for
     reinvestment of dividends...............       129,847
--            59,485         170,020           48,001
  Cost of shares reacquired..................            --
--                --              --               --
------------------------------------------------------------------------
---------------------------------------------------------
  INCREASE IN NET ASSETS FROM FUND SHARE
     TRANSACTIONS............................     5,224,502
4,009,241        12,967,050       5,170,633        3,048,088
------------------------------------------------------------------------
---------------------------------------------------------
INCREASE IN NET ASSETS.......................     5,272,519
4,322,329        12,923,846       5,381,103        3,379,527
NET ASSETS:
  Beginning of period........................            --
--                --              --               --
------------------------------------------------------------------------
---------------------------------------------------------
  END OF PERIOD*.............................    $5,272,519       $
4,322,329      $ 12,923,846      $5,381,103       $3,379,527
------------------------------------------------------------------------
---------------------------------------------------------
* Includes undistributed net investment
  income of: ................................            --
$9,721                --          $1,187               --
------------------------------------------------------------------------
---------------------------------------------------------

(1) For the period from August 30, 1996 (commencement of operations) to December
    31, 1996.
(2) For the period from August 1, 1996 (commencement of operations) to December
    31, 1996.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       28

<pg$pcn>

------------------------------------------------------------------------
--------
 NOTES TO FINANCIAL STATEMENTS

     1.  SIGNIFICANT ACCOUNTING POLICIES

     The Travelers Quality Bond, Lazard International Stock, MFS
Emerging
Growth, Federated High Yield and Federated Stock Portfolios ("Portfolio(s)") are separate investment portfolios of The Travelers Series Trust ("Trust"). The
Trust is a Massachusetts business trust registered under the Investment
Company
Act of 1940, as amended, as a diversified, open-end management investment company and consists of these portfolios and eight other separate investment portfolios: U.S. Government Securities, Social Awareness Stock, Utilities, Large
Cap, Equity Income, Zero Coupon Bond Fund Portfolio Series 1998, Zero
Coupon
Bond Fund Portfolio Series 2000 and Zero Coupon Bond Fund Portfolio
Series 2005
Portfolios. Shares of the Trust are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate annual reports.

     The significant accounting policies consistently followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets or, if there were no sales during the day, at current quoted bid price;
securities primarily traded on foreign exchanges are generally valued at the closing values of such securities on their respective exchanges, except that when a significant occurrence exists subsequent to the time a value was so established and it is likely to have significantly changed the value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees; securities traded in the over-the-counter market are valued on the basis of the bid price at the close of business on each day; U.S. Government and Agency obligations are valued at the mean between the last reported bid and ask prices; (c) securities maturing within 60 days are valued at cost plus accreted discount and, or minus amortized premium, which approximates market value; (d) securities that have a maturity of 60 days or more are valued at prices based on market quotations for securities of similar type, yield and maturity; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis and dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as practical after the Portfolios are informed of the ex-dividend date; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records of the Portfolios are maintained in
U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) the Portfolios intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes;
and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     In addition, the Lazard International Stock Portfolio may enter into forward exchange contracts in order to hedge against foreign currency risk.
These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when the contracts are settled.

     As of December 31, 1996, there were no open forward foreign currency contracts.

     2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS

     Travelers Asset Management International Corporation ("TAMIC"), an indirect wholly owned subsidiary of Travelers Group Inc., acts as investment manager and advisor to the Travelers Quality Bond ("TQB"), Lazard International Stock
("LIS"), MFS Emerging Growth ("MEG"), Federated High Yield ("FHY") and
Federated
Stock ("FSP") Portfolios. TQB, LIS, MEG, FHY and FSP each pays TAMIC an investment management and advisory fee calculated at the annual rate of 0.3233%,
0.35%, 0.375%, 0.25% and 0.25%, respectively, of the average daily net assets.
This fee is calculated daily and paid monthly.

     TAMIC has entered into sub-advisory agreements with Lazard Freres
Asset
Management ("Lazard"), Massachusetts Financial Services ("MFS"), and
Federated
Investment Counseling ("Federated"). Pursuant to each sub-advisory

                                       29

<pg$pcn>

------------------------------------------------------------------------
--------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

agreement, Lazard and MFS are responsible for the day-to-day portfolio operations and investment decisions for LIS and MEG, respectively. Federated is responsible for the day-to-day portfolio operations and investment decisions for
FHY and FSP. As a result the Portfolios pay the following fees calculated at an annual rate:

          - LIS pays Lazard 0.475% of the average daily net assets

          - MEG pays MFS 0.375% of the average daily net assets

          - FHY and FSP pay Federated 0.40% and 0.375%, respectively, of their average daily net assets.
          These fees are calculated daily and paid monthly.

     Travelers Insurance Company ("Travelers Insurance") acts as administrator to the Portfolios. The Portfolios pay Travelers Insurance an administration fee calculated at an annual rate of 0.06% of its average daily net assets. Travelers
Insurance has entered into a sub-administrative services agreement with Smith
Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith
Barney
Holdings Inc. ("SBH"). Travelers Insurance pays SBMFM, as sub-administrator, a fee calculated at an annual rate of 0.06% of the average daily net assets of the
Portfolios. This fee is calculated daily and paid monthly.

     For the period ended December 31, 1996, Travelers Insurance waived all of its fees for the Portfolios, and agreed to reimburse TQB, LIS, MEG, FHY, and FSP for expenses in the amounts of $10,901, $12,454, $16,407, $9,268, and
$15,460,
respectively.

     One Trustee and all officers of the Trust are employees of Travelers Group
Inc., or its subsidiaries.

     3.  INVESTMENTS

     The aggregate costs of purchases and proceeds from sales of investments
(including maturities, but excluding short-term securities), during the period ended December 31, 1996 were as follows:

                                  PORTFOLIO
PURCHASES       SALES
------------------------------------------------------------------------
---------------------------------
Travelers Quality Bond
Portfolio.............................................   $ 6,364,236
$1,722,974
Lazard International Stock
Portfolio.........................................     4,217,499
338,429
MFS Emerging Growth
Portfolio................................................    12,537,794
2,877,226
Federated High Yield
Portfolio...............................................     6,217,322
1,187,938
Federated Stock
Portfolio....................................................
3,323,315       366,028
------------------------------------------------------------------------
---------------------------------

     At December 31, 1996, aggregate gross unrealized appreciation and depreciation of investments were approximately as follows:

                                                                 GROSS
GROSS       NET UNREALIZED
                                                              UNREALIZED
UNREALIZED     APPRECIATION
                         PORTFOLIO
APPRECIATION*   DEPRECIATION*  (DEPRECIATION)*
------------------------------------------------------------------------
-----------------------------------
Travelers Quality Bond Portfolio...........................    $  53,715
$   (5,698)      $ 48,017
Lazard International Stock Portfolio.......................      419,792
(108,755)       311,037
MFS Emerging Growth Portfolio..............................      419,270
(438,494)       (19,224)
Federated High Yield Portfolio.............................      240,789
(31,506)       209,283
Federated Stock Portfolio..................................      377,125
(43,852)       333,273
------------------------------------------------------------------------
-----------------------------------

* Substantially the same for Federal income tax purposes.

     4.  REPURCHASE AGREEMENTS

     The Portfolios purchase (and their custodians take possession of)
U.S.
Government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value of the collateral in amounts at least equal to 102% of the repurchase price.

                                       30

<pg$pcn>

------------------------------------------------------------------------
--------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     5.  FUTURES CONTRACTS

     The LIS and MEG Portfolios may from time to time enter into futures contracts.

     Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian and is noted in the Schedule of Investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. The Portfolios bear the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

     As of December 31, 1996, the Portfolios had no open futures contracts.

     6.  OPTIONS CONTRACTS

     The LIS, MEG and FHY Portfolios may from time to time enter into options contracts.

     Premiums paid when put or call options are purchased by the Portfolios, represent investments, which are "marked-to-market" daily. When a purchased option expires, the Portfolios will realize a loss in the amount of the premium paid. When the Portfolios enter into closing sales transaction, the Portfolios will realize a gain or loss depending on whether the proceeds from the closing sales transactions are greater or less than the premium paid for the option.
When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be increased by the premium originally paid. When the Portfolios exercise a call option, the cost of the security which the Portfolios purchase upon exercise will be increased by the premium originally paid.

     As of December 31, 1996, the Portfolios had no open purchased call or put option contracts.

     When Portfolios write a covered call or put option, an amount equal to the premium received by the Portfolios is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolios realize a gain equal to the amount of the premium received. When the Portfolios enter into a closing purchase transaction, the Portfolios realize a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be increased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolios purchased upon exercise. When written index options are exercised, settlement is made in cash. The risk associated with purchasing options is limited to the premium originally paid. The Portfolios enter into options for hedging purposes. The risk in writing a covered call option is that the Portfolios give up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolios are exposed to the risk of a loss if the market price of the underlying security declines.

     During the year ended December 31, 1996, the Portfolios did not write any options.

     7.  CAPITAL LOSS CARRYFORWARD

     At December 31, 1996, LIS had, for Federal income tax purposes, approximately $7,000 of capital loss carryforwards available to offset future realized capital gains through 2004. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

     8.  FOREIGN SECURITIES

     Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.

                                       31

<pg$pcn>

------------------------------------------------------------------------
--------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     9.  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares of each
Portfolio were as follows:


PERIOD ENDED

DECEMBER 31, 1996
------------------------------------------------------------------------
------------------------------
TRAVELERS QUALITY BOND PORTFOLIO(1):
Shares
sold....................................................................
 .           509,203
Shares issued on
reinvestment...................................................
12,856
Shares
redeemed................................................................
 .                --
------------------------------------------------------------------------
------------------------------
Net
Increase................................................................
 ....           522,059
------------------------------------------------------------------------
------------------------------
LAZARD INTERNATIONAL STOCK PORTFOLIO(2):
Shares
sold....................................................................
 .           400,880
Shares issued on
reinvestment...................................................
--
Shares
redeemed................................................................
 .                --
------------------------------------------------------------------------
------------------------------
Net
Increase................................................................
 ....           400,880
------------------------------------------------------------------------
------------------------------
MFS EMERGING GROWTH PORTFOLIO(1):
Shares
sold....................................................................
 .         1,219,526
Shares issued on
reinvestment...................................................
5,638
Shares
redeemed................................................................
 .                --
------------------------------------------------------------------------
------------------------------
Net
Increase................................................................
 ....         1,225,164
------------------------------------------------------------------------
------------------------------
FEDERATED HIGH YIELD PORTFOLIO(1):
Shares
sold....................................................................
 .           500,058
Shares issued on
reinvestment...................................................
16,317
Shares
redeemed................................................................
 .                --
------------------------------------------------------------------------
------------------------------
Net
Increase................................................................
 ....           516,375
------------------------------------------------------------------------
------------------------------
FEDERATED STOCK PORTFOLIO(1):
Shares
sold....................................................................
 .           300,008
Shares issued on
reinvestment...................................................
4,324
Shares
redeemed................................................................
 .                --
------------------------------------------------------------------------
------------------------------
Net
Increase................................................................
 ....           304,332
------------------------------------------------------------------------
------------------------------

(1) For the period from August 30, 1996 (commencement of operations) to December
    31, 1996.

(2) For the period from August 1, 1996 (commencement of operations) to December
    31, 1996.

                                       32

<pg$pcn>

------------------------------------------------------------------------
--------
 FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout the period:


LAZARD           MFS
                                                    TRAVELERS
INTERNATIONAL     EMERGING      FEDERATED      FEDERATED
                                                   QUALITY BOND
STOCK          GROWTH       HIGH YIELD       STOCK
                                                   PORTFOLIO(1)
PORTFOLIO(2)    PORTFOLIO(1)   PORTFOLIO(1)   PORTFOLIO(1)
------------------------------------------------------------------------
----------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.............     $10.00         $
10.00          $10.00        $10.00         $10.00
------------------------------------------------------------------------
----------------------------------------------------
INCOME FROM OPERATIONS:
  Net investment income(3).......................       0.19
0.02            0.03          0.31           0.06
  Net realized and unrealized gains..............       0.16
0.76            0.57          0.46           1.20
------------------------------------------------------------------------
----------------------------------------------------
Total Income From Operations.....................       0.35
0.78            0.60          0.77           1.26
------------------------------------------------------------------------
----------------------------------------------------
LESS DISTRIBUTION FROM:
  Net investment income..........................      (0.19)
--           (0.03)        (0.31)         (0.06)
  Net realized gains.............................      (0.06)
--           (0.01)        (0.04)         (0.09)
  Capital........................................         --
--           (0.01)           --          (0.01)
------------------------------------------------------------------------
----------------------------------------------------
Total Distributions..............................      (0.25)
--           (0.05)        (0.35)         (0.16)
------------------------------------------------------------------------
----------------------------------------------------
NET ASSET VALUE, END OF PERIOD...................     $10.10         $
10.78          $10.55        $10.42         $11.10
------------------------------------------------------------------------
----------------------------------------------------
TOTAL RETURN++...................................       3.56%
7.80%           6.00%         7.61%         12.61%
------------------------------------------------------------------------
----------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)................     $5,273         $
4,322        $ 12,924        $5,381         $3,380
------------------------------------------------------------------------
----------------------------------------------------
RATIOS TO AVERAGE NET ASSETS+:
  Expenses(3)....................................       0.75%
1.25%           0.95%         0.95%          0.95%
  Net investment income..........................       5.62
0.42            0.55          8.78           1.55
------------------------------------------------------------------------
----------------------------------------------------
PORTFOLIO TURNOVER RATE..........................         35%
9%             49%           23%            11%
------------------------------------------------------------------------
----------------------------------------------------
AVERAGE COMMISSIONS PER SHARE PAID ON EQUITY
  TRANSACTIONS...................................         --
$0.01           $0.03            --          $0.05
------------------------------------------------------------------------
----------------------------------------------------

(1) For the period from August 30, 1996 (commencement of operations) to December
    31, 1996.

(2) For the period from August 1, 1996 (commencement of operations) to December
    31, 1996.

(3) The Travelers has waived all of its fees for the period ended
December 31,
    1996. In addition, The Travelers has agreed to reimburse the Travelers
    Quality Bond Portfolio, Lazard International Stock Portfolio, MFS
Emerging
    Growth Portfolio, Federated High Yield Portfolio, and Federated
Stock
    Portfolio for $10,901, $12,454, $16,407, $9,268, and $15,460,
respectively,
    of the Portfolios' expenses for the period ended December 31, 1996.
If such
    fees were not waived or reimbursed, the per share effect on net investment income and the expense ratios would have been as follows:

                                                              PER SHARE
DECREASE            EXPENSE RATIOS WITHOUT
                        PORTFOLIO                          IN NET
INVESTMENT INCOME     FEE WAIVERS AND REIMBURSEMENT+
------------------------------------------------------------------------
----------------------------------------------
Travelers Quality Bond Portfolio.........................           $
0.03                           1.76%
Lazard International Stock Portfolio.....................
0.07                           2.87
MFS Emerging Growth Portfolio............................
0.06                           2.09
Federated High Yield Portfolio...........................
0.04                           2.19
Federated Stock Portfolio................................
0.08                           3.03

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 +  Annualized.

                                       33

<pg$pcn>

------------------------------------------------------------------------
--------
 INDEPENDENT AUDITORS' REPORT

The Shareholders and Board of Trustees of
Travelers Series Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Travelers Quality Bond, Lazard International Stock, MFS Emerging Growth, Federated High Yield and Federated
Stock Portfolios ("Portfolios") of the Travelers Series Trust ("Trust") as of
December 31, 1996, and the related statements of operations, statements of changes in net assets and financial highlights for the period from August 30,
1996 (commencement of operations) to December 31, 1996 with respect to the
Travelers Quality Bond, MFS Emerging Growth, Federated High Yield and
Federated
Stock Portfolios and for the period from August 1, 1996 (commencement of operations) to December 31, 1996 with respect to the Lazard International Stock
Portfolio. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of
December 31, 1996, by correspondence with the custodian. As to securities purchased but not received, we performed other appropriate auditing procedures.
An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the
Portfolios as of December 31, 1996, the results of their operations, the changes in their net assets and their financial highlights for the period from August
30, 1996 to December 31, 1996 with respect to the Travelers Quality
Bond, MFS
Emerging Growth, Federated High Yield and Federated Stock Portfolios and for the period from August 1, 1996 to December 31, 1996 with respect to the Lazard
International Stock Portfolio, in conformity with generally accepted accounting principles.

                                      /s/ KPMG PEAT MARKWICK LLP

New York, New York
February 19, 1997

<pg$pcn>

                              Investment Advisers

THE TRAVELERS SERIES TRUST: TRAVELERS QUALITY BOND, LAZARD INTERNATIONAL
STOCK,
    MFS EMERGING GROWTH, FEDERATED HIGH YIELD AND FEDERATED STOCK
PORTFOLIO

              TRAVELERS ASSET MANAGEMENT INTERNATIONAL CORPORATION

                             Hartford, Connecticut

                              Independent Auditors

                             KPMG PEAT MARWICK LLP

                               New York, New York

                                   Custodian

                                 PNC BANK, N.A.
                         THE CHASE MANHATTAN BANK, N.A.

This report is prepared for the general information of contractowners and is not an offer of shares of The Travelers Series Trust: Travelers Quality Bond, Lazard
International Stock, MFS Emerging Growth, Federated High Yield and
Federated
Stock Portfolio. It should not be used in connection with any offer except in conjunction with the Prospectuses for the Variable Annuity and Variable Universal Life Insurance products offered by The Travelers Insurance Company and the Prospectuses for the underlying funds, which collectively contain all pertinent information, including the applicable sales commissions.

Series Trust (Annual) (12-96) Printed in U.S.A.





<pg$pcn>
THE TRAVELERS VARIABLE

PRODUCTS FUNDS

ANNUAL REPORTS
December 31, 1996


                THE TRAVELERS SERIES TRUST:

                ZERO COUPON BOND FUND PORTFOLIO SERIES 1998
                ZERO COUPON BOND FUND PORTFOLIO SERIES 2000
                ZERO COUPON BOND FUND PORTFOLIO SERIES 2005


[TRAVELERSLIFE LOGO]

The Travelers Insurance Company
The Travelers Life and Annuity Company
One Tower Square
Hartford, CT  06183





















<pg$pcn>

TRAVELERS SERIES TRUST: ZERO COUPON BOND FUND PORTFOLIOS: SERIES 1998,
2000,
2005
------------------------------------------------------------------------
--------

DEAR SHAREHOLDER:

We are pleased to provide you with the annual report for The Travelers
Series
Trust: Zero Coupon Bond Fund Portfolios: Series 1998, 2000, and 2005 for the year ended December 31, 1996. In this letter, we briefly discuss general economic and market conditions. In addition, more detailed comparisons showing the growth of a hypothetical $10,000 invested in each Portfolio since inception date can also be found in this report. A more detailed summary of performance and current holdings for each Portfolio can be found in the appropriate sections that follow in this report.

ECONOMIC REVIEW AND OUTLOOK

As 1996 began, the federal government found itself paralyzed by a prolonged budget dispute. In the financial markets, investors were focused on signs of a slowing economy. With two-year Treasury notes priced to yield less than the federal funds rate, the bond market clearly expected the Federal Reserve Board
("Fed") to cut interest rates significantly. The Fed lowered the federal funds rate by 0.25% in January, but strong employment growth over the next several months sent the bond market into a tailspin reminiscent of 1994. Interest rates hit their highest levels for the year in the June to September period as investors prepared for the Fed to raise interest rates at their September meeting.

The policy makers at the Fed decided to hold steady at their September meeting and interest rates declined through the autumn as economic growth once again slowed. The financial markets also responded positively to the Republicans' success in retaining control of Congress in the November election. Going into
December, the bond and stock markets reflected a "best of all worlds" scenario of moderate economic growth with low inflation, low unemployment and a benign to positive political landscape. Interest rates started to move back up again in
December as some economic indicators strengthened, but ended the year well below the levels seen in the second and third quarters.

We expect real economic growth to average around 2% in 1997. The consumer sector, which makes up two-thirds of Gross Domestic Product ("GDP"), should show modest growth. The factors that would otherwise contribute to strong consumer spending -- low unemployment, high consumer confidence, and the wealth effects from the strong stock market -- should be muted by high consumer debt levels
(particularly at lower income levels) and lack of pent-up demand. The export sector should continue to grow from 5% to 10% in 1997, helped by the United
States' strong competitive position and continued robust growth in emerging markets. Growth should improve slightly in Europe and Japan, helped by the recent strengthening of the dollar against those currencies. The stronger dollar is likely to be a mixed blessing, by making the prices of foreign imports more attractive and thereby helping to dampen inflation. The capital goods sector has slowed in recent quarters, but is still expected to grow faster than overall
U.S. economy. The government sector should continue to be a drag on GDP growth.

Overall, we believe that the U.S. economy is likely to remain on a path of moderate non-inflationary growth in 1997. However, because of the current low level of unemployment, we also expect that the Fed will remain cautious and biased towards a tighter monetary policy. Whether the Fed acts may depend in part on market psychology. Upward shifts in long-term bond yields have served to moderate economic growth in recent years and reduced the need for any major changes in Fed policy.

FIXED INCOME COMMENTARY

The U.S. bond market had its best quarter of the year in the fourth quarter. The
Lehman Intermediate Government/Corporate Index returned 2.5% for the quarter and
4.1% for the full year. For the year, the Lehman Long
Government/Corporate Index
provided a total return of only 0.1%. Treasury bonds with maturities longer than
10 years had negative total returns.

Within the fixed income market, all private issuer sectors outperformed Treasury bonds as quality spreads continued to narrow. While Treasuries performed almost as poorly in 1996 as in 1994, the effect on other sectors was relatively neutral, unlike 1994 when there were problems with mortgage-backed derivatives,
Mexico, and Orange County. The yield curve was also remarkably stable in 1996, unlike 1994 when short-term interest rates rose considerably. The mortgage-backed, high yield, and municipal sectors were the best performing areas in 1996 on a duration-adjusted basis. Within the corporate sector, lower quality and foreign issues were the best performers based on both higher coupons and spread tightening.

                                        1

<pg$pcn>

We expect interest rates to stay in the trading range established in 1996 (the yield of the 30-year Treasury bond ranged between 6.0% and 7.2%). On one hand, investors are concerned that low unemployment will eventually give rise to inflationary wage growth. We believe this sets a floor for long-term bond yields at about 6.0%. At the upper end of the range, the 7.2% level has proved to be sufficient to generate increased demand for bonds and depress high risk asset classes and interest sensitive sectors of the economy. We feel that central bank vigilance against inflation, globalization, and productivity improvements will keep inflation under control, preventing interest rates from rising much above their 1996 high.

Within the fixed income markets, demand for corporate, mortgage-backed and asset-backed issues continue to be high. Yield spreads (relative to Treasury issues) for lower and higher quality corporate bonds are quite narrow. The mortgage-backed and asset-backed markets are similarly compressed, with investors digging for yield. There is nothing in our economic outlook that is likely to change the tight spread environment in the near future. We are being careful, however, to weed out riskier credits and issues that do not offer enough yield premium to offset their potential for negative surprises. The foreign area continues to offer opportunities, particularly foreign corporate bonds that sometimes have very strong balance sheets but are capped by the rating of their home country. Foreign sovereign credits are also continuing to improve based on solid global economic growth and increased acceptance of the need for sound fiscal and monetary policy.

ZERO COUPON BOND FUND PORTFOLIO PERFORMANCE

The three Zero Coupon Bond Fund Portfolios commenced operations on
October 11,
1995. These funds were set up as an option for the new Travelers Single
Premium
Variable Universal Life Product offered by The Travelers Insurance
Company and
The Travelers Life and Annuity Company. The three funds have target maturity dates of December 1998, December 2000, and December 2005. The Portfolios invest primarily in U.S. Treasury zero coupon bonds which provide a "locked-in" rate of return. Zero coupons, sometimes referred to as "strips," are long-term U.S.
Treasury bonds that have been "stripped" of their interest coupons. Instead of regular interest payments, these securities offer a return based on the difference between the purchase price and the value at maturity, or par value.
The yield for a zero coupon is the difference in price over the time until the bond matures.

To enhance performance, we have added corporate zero coupons and other spread assets, such as senior notes. Because spread assets are difficult to find, we vary the maturities within a year or two range to increase the universe of spread assets. We balance the Portfolio's maturities to match the interest rate risk of a zero coupon with the Portfolio's target maturity date.

  ZERO COUPON BOND FUND PORTFOLIO SERIES 1998

The Zero Coupon Bond Fund Portfolio Series 1998 had a total return of
3.94% for
the year ended December 31, 1996.

  ZERO COUPON BOND FUND PORTFOLIO SERIES 2000

The Zero Coupon Bond Fund Portfolio Series 2000 had a total return of
2.76% for
the year ended December 31, 1996.

  ZERO COUPON BOND FUND PORTFOLIO SERIES 2005

The Zero Coupon Bond Fund Portfolio Series 2005 had a total return of
0.90% for
the year ended December 31, 1996.

In closing, we thank you for investing in The Travelers Series Trust
Zero Coupon
Bond Fund Portfolios. We look forward to serving your investment needs.

Sincerely,

/s/ HEATH B. MCLENDON
Heath B. McLendon
Chairman

January 20, 1997

                                        2

<pg$pcn>

------------------------------------------------------------------------
--------
 PERFORMANCE COMPARISON -- ZERO COUPON BOND FUND PORTFOLIO SERIES 1998
(UNAUDITED)

              AVERAGE ANNUAL RETURNS
   ---------------------------------------------
   Year Ended 12/31/96                   3.94%
   10/11/95* through 12/31/96            6.56%
   *Commencement of operations

This chart assumes an initial investment of $10,000 made on October 11, 1995, assuming reinvestment of dividends, through December 31, 1996. The Merrill Lynch Zero Coupon Index - 2 year comprised of U.S. Government Stripped Securities which have a maturity not greater than two years.

------------------------------------------------------------------------
--------

Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

------------------------------------------------------------------------
--------
 PERFORMANCE COMPARISON -- ZERO COUPON BOND FUND PORTFOLIO SERIES 2000
(UNAUDITED)

              AVERAGE ANNUAL RETURNS
   ---------------------------------------------
   Year Ended 12/31/96                     2.76%
   10/11/95* through 12/31/96              5.96%
   *Commencement of operations

This chart assumes an initial investment of $10,000 made on October 11, 1995, assuming reinvestment of dividends, through December 31, 1996. The Merrill Lynch Zero Coupon Index - 5 year comprised of U.S. Government Stripped Securities which have a maturity not greater than five years.

------------------------------------------------------------------------
--------

Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

                                        3

<pg$pcn>

------------------------------------------------------------------------
--------
 PERFORMANCE COMPARISON -- ZERO COUPON BOND FUND PORTFOLIO SERIES 2005
(UNAUDITED)

              AVERAGE ANNUAL RETURNS
   ---------------------------------------------
   Year Ended 12/31/96                     0.90%
   10/11/95* through 12/31/96              5.80%
   *Commencement of operations

This chart assumes an initial investment of $10,000 made on October 11, 1995, assuming reinvestment of dividends, through December 31, 1996. The Merrill Lynch Zero Coupon Index - 10 year is comprised of U.S. Government Stripped Securities which have a maturity not greater than ten years.

------------------------------------------------------------------------
--------

Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gains or losses from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

                                        4

<pg$pcn>

------------------------------------------------------------------------
--------
 SCHEDULES OF INVESTMENTS                                      DECEMBER
31, 1996

                  ZERO COUPON BOND FUND PORTFOLIO SERIES 1998

  FACE
 AMOUNT     RATING                                   SECURITY
VALUE
------------------------------------------------------------------------
---------------------------------
U.S. TREASURY OBLIGATIONS -- 68.1%
$818,000     AAA      U.S. Treasury Notes, Stripped Principal Payment
only due 11/15/98.....   $  734,801
 150,000     AAA      U.S. Treasury Notes, Stripped Principal Payment
only due 2/15/99......      132,633
------------------------------------------------------------------------
---------------------------------
                      TOTAL U.S. TREASURY OBLIGATIONS (Cost --
$866,890)....................      867,434
------------------------------------------------------------------------
---------------------------------
CORPORATE BONDS AND NOTES -- 15.7%
------------------------------------------------------------------------
---------------------------------
AUTOMOBILE -- 3.9%
  48,000     A-       General Motors Acceptance Corp., notes, 7.500% due
5/26/00............       49,445
------------------------------------------------------------------------
---------------------------------
ENTERTAINMENT -- 4.1%
  63,000     BBB-     Six Flags Entertainment Corp., zero coupon senior
note to yield
                      6.512% due
12/15/99...................................................       51,818
------------------------------------------------------------------------
---------------------------------
FINANCE -- 7.7%
  60,000     A        Avco Financial Services Inc., zero coupon
structure note to yield
                      6.420% due
12/16/98...................................................       53,090
  50,000     A2*      Sears Overseas Financial NV, zero coupon bond to
yield 5.689% due

7/12/98...............................................................
45,687
------------------------------------------------------------------------
---------------------------------

98,777
------------------------------------------------------------------------
---------------------------------
                      TOTAL CORPORATE BONDS AND NOTES (Cost --
$201,892)....................      200,040
------------------------------------------------------------------------
---------------------------------
FOREIGN BONDS AND NOTES -- 16.2%
------------------------------------------------------------------------
---------------------------------
BANKING -- 7.9%
  60,000     A1*      Chemical New York NV Corp., zero coupon bond   to
yield 6.850% due

2/16/99.............................................................
50,287
  60,000     NR       International Bank of Reconstruction &
Development, zero coupon bond
                        to yield 6.853% due
4/16/99.........................................       50,010
------------------------------------------------------------------------
---------------------------------

100,297
------------------------------------------------------------------------
---------------------------------
FOOD -- 4.2%
  62,000     A1*      PepsiCo, Inc., zero coupon note to yield 6.522%
due 5/25/99...........       53,824
------------------------------------------------------------------------
---------------------------------
INSURANCE -- 4.1%
  60,000     AA       New England Life, zero coupon bond to yield 6.772%
due 2/1/99.........       52,688
------------------------------------------------------------------------
---------------------------------
                      TOTAL FOREIGN BONDS AND NOTES (Cost --
$210,187)......................      206,809
------------------------------------------------------------------------
---------------------------------
                      TOTAL INVESTMENTS -- 100% (Cost --
$1,278,969**)......................   $1,274,283
------------------------------------------------------------------------
---------------------------------

** Aggregate cost for Federal income tax purposes is substantially the same.

   See page 8 for definition of ratings.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                        5

<pg$pcn>

------------------------------------------------------------------------
--------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER
31, 1996

                  ZERO COUPON BOND FUND PORTFOLIO SERIES 2000

  FACE
 AMOUNT     RATING                                   SECURITY
VALUE
------------------------------------------------------------------------
---------------------------------
U.S. TREASURY OBLIGATIONS -- 58.8%
$621,000     AAA      U.S. Treasury Notes, Stripped Principal Payment
only due 11/15/00.....   $  492,168
 438,000     AAA      U.S. Treasury Notes, Stripped Principal Payment
only due 2/15/01......      341,680
  74,000     AAA      U.S. Treasury Notes, Stripped Principal Payment
only due 11/15/02.....       51,622
  40,000     AAA      U.S. Treasury Notes, Stripped Principal Payment
only due 2/15/03......       27,414
------------------------------------------------------------------------
---------------------------------
                      TOTAL U.S. TREASURY OBLIGATIONS (Cost --
$915,027)....................      912,884
------------------------------------------------------------------------
---------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 3.2%
  62,000     AAA      Federal Home Loan Mortgage Corp., zero coupon bond
to yield 7.182%
                        due 9/15/18 (Cost --
$50,008).......................................       49,638
------------------------------------------------------------------------
---------------------------------
CORPORATE BONDS AND NOTES -- 18.0%
------------------------------------------------------------------------
---------------------------------
ENTERTAINMENT -- 3.3%
  63,000     BBB-     Six Flags Entertainment Corp., zero coupon senior
note to yield
                        6.512% due
12/15/99.................................................       51,818
------------------------------------------------------------------------
---------------------------------
FINANCIAL SERVICES -- 3.2%
  65,000     AAA      Exxon Capital Ventures, Inc., zero coupon
guaranteed note to yield
                        6.172% due
2/15/01..................................................       50,131
------------------------------------------------------------------------
---------------------------------
FOODS -- 3.2%
  70,000     AA-      Archer-Daniels Midland Co., zero coupon bond to
yield 6.413% due

5/1/02..............................................................
49,964
------------------------------------------------------------------------
---------------------------------
HOSPITAL SUPPLIES & SERVICES -- 3.4%
  65,000     A-       Hospital Corp. of America, zero coupon bond to
yield 7.303% due

6/1/00..............................................................
52,569
------------------------------------------------------------------------
---------------------------------
TELECOMMUNICATIONS -- 4.9%
  70,000     BBB-     Tele-Communications Inc., amortizing note, 9.650%
due 10/1/03.........       75,950
------------------------------------------------------------------------
---------------------------------
                      TOTAL CORPORATE BONDS AND NOTES (Cost --
$280,340)....................      280,432
------------------------------------------------------------------------
---------------------------------
FOREIGN BONDS & NOTES -- 20.0%
------------------------------------------------------------------------
---------------------------------
BANKING -- 6.5%
  60,000     A1*      Chemical New York NV Corp., zero coupon bond to
yield 6.850% due

2/16/99.............................................................
50,288
  60,000     NR       International Bank of Reconstruction &
Development, zero coupon bond
                        to yield 6.853% due
4/16/99.........................................       50,010
------------------------------------------------------------------------
---------------------------------

100,298
------------------------------------------------------------------------
---------------------------------
FINANCIAL SERVICES -- 3.3%
  65,000     A+       American Express Co., zero coupon bond to yield
6.532% due 12/12/00...       51,268
------------------------------------------------------------------------
---------------------------------
FOODS -- 3.5%
  62,000     A1*      PepsiCo, Inc., zero coupon note to yield 6.522%
due 5/25/99...........       53,824
------------------------------------------------------------------------
---------------------------------
GOVERNMENT -- 3.3%
  64,000     AA+      Kingdom of Sweden, zero coupon note to yield
6.040% due 7/31/00.......       51,560
------------------------------------------------------------------------
---------------------------------
INSURANCE -- 3.4%
  60,000     AA       New England Life, zero coupon bond to yield 6.772%
due 2/1/99.........       52,688
------------------------------------------------------------------------
---------------------------------
                      TOTAL FOREIGN BONDS & NOTES (Cost --
$313,414)........................      309,638
------------------------------------------------------------------------
---------------------------------
                      TOTAL INVESTMENTS -- 100% (Cost --
$1,558,789**)......................   $1,552,592
------------------------------------------------------------------------
---------------------------------

** Aggregate cost for Federal income tax purposes is substantially the same.

   See page 8 for definition of ratings.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                        6

<pg$pcn>

------------------------------------------------------------------------
--------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER
31, 1996

                  ZERO COUPON BOND FUND PORTFOLIO SERIES 2005

   FACE
  AMOUNT      RATING                                  SECURITY
VALUE
------------------------------------------------------------------------
----------------------------------
U.S. TREASURY OBLIGATIONS -- 85.4%
$1,225,000     AAA      U.S. Treasury Note, Stripped Principal Payment
only due 11/15/05.....   $  695,788
 1,555,000     AAA      U.S. Treasury Note, Stripped Principal Payment
only due 2/15/06......      866,182
   401,000     AAA      U.S. Treasury Note, Stripped Principal Payment
only due 2/15/09......      180,622
------------------------------------------------------------------------
----------------------------------
                        TOTAL U.S. TREASURY OBLIGATIONS (Cost --
$1,721,524).................    1,742,592
------------------------------------------------------------------------
----------------------------------
CORPORATE BONDS AND NOTES -- 4.8%
------------------------------------------------------------------------
----------------------------------
FINANCE -- 2.4%
    80,000     A+       Grand Metro Investment, zero coupon note to
yield 6.589% due

1/6/04.............................................................
49,500
------------------------------------------------------------------------
----------------------------------
FOODS -- 2.4%
    70,000     AA-      Archer-Daniels Midland Co., zero coupon bond to
yield 6.413% due

5/1/02.............................................................
49,965
------------------------------------------------------------------------
----------------------------------
                        TOTAL CORPORATE BONDS AND NOTES (Cost --
$100,821)...................       99,465
------------------------------------------------------------------------
----------------------------------
FOREIGN BONDS AND NOTES -- 9.8%
------------------------------------------------------------------------
----------------------------------
BANKING -- 2.6%
    75,000     A1*      Chemical New York NV Corp., zero coupon bond to
yield 7.137% due

2/16/02............................................................
53,578
------------------------------------------------------------------------
----------------------------------
FINANCE -- 2.4%
    80,000     AAA      Exxon Capital Corp., zero coupon note to yield
6.841% due 11/15/04...       49,300
------------------------------------------------------------------------
----------------------------------
FOODS -- 2.4%
    80,000     A+       General Mills, zero coupon bond to yield 7.089%
due 8/15/04..........       48,100
------------------------------------------------------------------------
----------------------------------
INSURANCE -- 2.4%
    80,000     AAA      American International Group, zero coupon bond
to yield 6.881% due

8/15/04............................................................
48,400
------------------------------------------------------------------------
----------------------------------
                        TOTAL FOREIGN BONDS AND NOTES (Cost --
$199,663).....................      199,378
------------------------------------------------------------------------
----------------------------------
                        TOTAL INVESTMENTS -- 100% (Cost --
$2,022,008**).....................   $2,041,435
------------------------------------------------------------------------
----------------------------------

** Aggregate cost for Federal income tax purposes is substantially the same.

   See page 8 for definition of ratings.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                        7

<pg$pcn>

------------------------------------------------------------------------
--------
 BOND RATINGS

All ratings are by Standard & Poor's Ratings Service ("Standard &
Poor's),
except those identified by an asterisk (*) are rated by Moody's
Investors
Service, Inc. ("Moody's"). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's -- Ratings from "AA" to "BBB" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA   --   Debt rated "AAA" has the highest rating assigned by Standard
& Poor's. Capacity to pay
           interest and repay principal is extremely strong.
AA    --   Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs
           from the highest rated issue only in a small degree.
A     --   Debt rated "A" has a strong capacity to pay interest and
repay principal although it is
           somewhat more susceptible to the adverse effects of changes in circumstances and economic
           conditions than debt in higher rated categories.
BBB   --   Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay
           principal. Whereas it normally exhibits adequate protection parameters, adverse economic
           conditions or changing circumstances are more likely to lead to a weakened capacity to pay
           interest and repay principal for debt in this category than in higher rated categories.

Moody's -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "Baa", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa   --   Bonds that are rated "Aaa" are judged to be of the best
quality. They carry the smallest
           degree of investment risk and are generally referred to as
"gilt edge." Interest payments are
           protected by a large or by an exceptionally stable margin and principal is secure. While the
           various protective elements are likely to change, such
changes as can be visualized are most
           unlikely to impair the fundamentally strong position of such issues.
Aa    --   Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with
           the Aaa group they comprise what are generally known as high grade bonds. They are rated
           lower than the best bonds because margins of protection may not be as large as in Aaa
           securities or fluctuation of protective elements may be of greater amplitude or there may be
           other elements present which make the long-term risks appear somewhat larger than in Aaa
           securities.
A     --   Bonds that are rated "A" possess many favorable investment attributes and are to be
           considered as upper medium grade obligations. Factors giving security to principal and
           interest are considered adequate but elements may be present which suggest a susceptibility
           to impairment some time in the future.
Baa   --   Bonds that are rated "Baa" are considered as medium grade
obligations, i.e., they are neither
           highly protected nor poorly secured. Interest payments and principal security appear adequate
           for the present but certain protective elements may be
lacking or may be characteristically
           unreliable over any great length of time. Such bonds lack
outstanding investment
           characteristics and in fact have speculative characteristics as well.

NR    --   Indicates that the bond is not rated by Standard & Poor's or
Moody's.

                                        8

<pg$pcn>

------------------------------------------------------------------------
--------
 STATEMENTS OF ASSETS AND LIABILITIES                          DECEMBER
31, 1996

                                                                    ZERO
COUPON    ZERO COUPON    ZERO COUPON

BOND FUND      BOND FUND      BOND FUND

PORTFOLIO      PORTFOLIO      PORTFOLIO

SERIES 1998    SERIES 2000    SERIES 2005
------------------------------------------------------------------------
-------------------------------------
ASSETS:
  Investments, at value (Cost -- $1,278,969, $1,558,789 and
     $2,022,008, respectively)....................................
$1,274,283     $1,552,592     $2,041,435
  Cash............................................................
26,669          8,187         62,184
  Receivable for securities sold..................................
--         51,492             --
  Interest receivable.............................................
908          1,707             --
  Receivable from affiliate.......................................
30,897         30,775         30,400
------------------------------------------------------------------------
-------------------------------------
  TOTAL ASSETS....................................................
1,332,757      1,644,753      2,134,019
------------------------------------------------------------------------
-------------------------------------
LIABILITIES:
  Payable for securities purchased................................
--         49,862         49,862
  Accrued expenses................................................
30,187         30,147         29,915
------------------------------------------------------------------------
-------------------------------------
  TOTAL LIABILITIES...............................................
30,187         80,009         79,777
------------------------------------------------------------------------
-------------------------------------
TOTAL NET ASSETS..................................................
$1,302,570     $1,564,744     $2,054,242
------------------------------------------------------------------------
-------------------------------------
NET ASSETS:
  Paid-in capital.................................................
$1,307,256     $1,573,979     $2,040,963
  Undistributed net investment income.............................
--             --          1,326
  Accumulated net realized loss on security transactions..........
--         (3,038)        (7,474)
  Net unrealized appreciation (depreciation) of investments.......
(4,686)        (6,197)        19,427
------------------------------------------------------------------------
-------------------------------------
TOTAL NET ASSETS..................................................
$1,302,570     $1,564,744     $2,054,242
------------------------------------------------------------------------
-------------------------------------
SHARES OUTSTANDING................................................
130,362        157,087        206,046
------------------------------------------------------------------------
-------------------------------------
NET ASSET VALUE, PER SHARE........................................
$9.99          $9.96          $9.97
------------------------------------------------------------------------
-------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                        9

<pg$pcn>

------------------------------------------------------------------------
--------
 STATEMENTS OF OPERATIONS                   FOR THE YEAR ENDED DECEMBER
31, 1996

                                                                  ZERO
COUPON     ZERO COUPON     ZERO COUPON
                                                                   BOND
FUND       BOND FUND       BOND FUND

PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                                  SERIES
1998     SERIES 2000     SERIES 2005
------------------------------------------------------------------------
-------------------------------------
INVESTMENT INCOME:
  Interest......................................................   $
67,436       $  78,118       $  96,560
------------------------------------------------------------------------
-------------------------------------
EXPENSES:
  Audit and legal...............................................
20,000          20,000          20,000
  Shareholder and system servicing fees.........................
7,500           7,500           7,500
  Trustees' fees................................................
2,000           2,000           2,000
  Investment advisory fees (Note 2).............................
1,175           1,335           1,556
  Custody.......................................................
200             200             200
  Other.........................................................
2,000           2,000           2,000
------------------------------------------------------------------------
-------------------------------------
  TOTAL EXPENSES................................................
32,875          33,035          33,256
  Less: Expense reimbursement (Note 2)..........................
(31,112)        (31,032)        (30,922)
------------------------------------------------------------------------
-------------------------------------
  NET EXPENSES..................................................
1,763           2,003           2,334
------------------------------------------------------------------------
-------------------------------------
NET INVESTMENT INCOME...........................................
65,673          76,115          94,226
------------------------------------------------------------------------
-------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
  Realized Gain (Loss) From Security Transactions (excluding short-term securities):
     Proceeds from sales........................................
221,231         428,589         247,143
     Cost of securities sold....................................
219,930         430,417         252,749
------------------------------------------------------------------------
-------------------------------------
  NET REALIZED GAIN (LOSS)......................................
1,301          (1,828)         (5,606)
------------------------------------------------------------------------
-------------------------------------
  Change in Net Unrealized Appreciation (Depreciation) of Investments:
     Beginning of year..........................................
12,989          19,342          36,813
     End of year................................................
(4,686)         (6,197)         19,427
------------------------------------------------------------------------
-------------------------------------
  INCREASE IN NET UNREALIZED APPRECIATION (DEPRECIATION)........
(17,675)        (25,539)        (17,386)
------------------------------------------------------------------------
-------------------------------------
NET LOSS ON INVESTMENTS.........................................
(16,374)        (27,367)        (22,992)
------------------------------------------------------------------------
-------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS..........................   $
49,299       $  48,748       $  71,234
------------------------------------------------------------------------
-------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       10

<pg$pcn>

------------------------------------------------------------------------
--------
 STATEMENTS OF CHANGES IN NET ASSETS            FOR THE YEARS ENDED
DECEMBER 31,

ZERO COUPON BOND FUND PORTFOLIO SERIES 1998
1996        1995(a)
------------------------------------------------------------------------
---------------------------------
OPERATIONS:
  Net investment
income.......................................................   $
65,673    $   12,428
  Net realized gain
(loss)....................................................        1,301
(358)
  (Increase) decrease in net unrealized
depreciation..........................      (17,675)       12,989
------------------------------------------------------------------------
---------------------------------
  INCREASE IN NET ASSETS FROM
OPERATIONS......................................       49,299
25,059
------------------------------------------------------------------------
---------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment
income.......................................................
(78,270)           --
  Net realized
gain...........................................................
(943)           --
------------------------------------------------------------------------
---------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS
(79,213)           --
------------------------------------------------------------------------
---------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sale of
shares............................................      239,165
1,000,000
  Net asset value of shares issued for reinvestment of dividends
79,213            --
  Cost of shares
reacquired...................................................
(9,692)       (1,261)
------------------------------------------------------------------------
---------------------------------
  INCREASE IN NET ASSETS FROM FUND SHARE
TRANSACTIONS.........................      308,686       998,739
------------------------------------------------------------------------
---------------------------------
INCREASE IN NET
ASSETS........................................................
278,772     1,023,798
NET ASSETS:
  Beginning of
year...........................................................
1,023,798            --
------------------------------------------------------------------------
---------------------------------
  END OF
YEAR*................................................................
$1,302,570    $1,023,798
------------------------------------------------------------------------
---------------------------------
* Includes undistributed net investment income
of:............................           --       $12,428
------------------------------------------------------------------------
---------------------------------

(a) For the period from October 11, 1995 (commencement of operations) to December 31, 1995.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       11

<pg$pcn>


------------------------------------------------------------------------
--------
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS ENDED
DECEMBER 31,

ZERO COUPON BOND FUND PORTFOLIO SERIES 2000
1996        1995(a)
------------------------------------------------------------------------
---------------------------------
OPERATIONS:
  Net investment
income.......................................................   $
76,115    $   12,592
  Net realized
loss...........................................................
(1,828)       (1,210)
  (Increase) decrease in net unrealized
depreciation..........................      (25,539)       19,342
------------------------------------------------------------------------
---------------------------------
  INCREASE IN NET ASSETS FROM
OPERATIONS......................................       48,748
30,724
------------------------------------------------------------------------
---------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment
income.......................................................
(88,804)           --
------------------------------------------------------------------------
---------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
SHAREHOLDERS...................      (88,804)           --
------------------------------------------------------------------------
---------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sale of
shares............................................      504,039
1,000,000
  Net asset value of shares issued for reinvestment of
dividends..............       88,804            --
  Cost of shares
reacquired...................................................
(17,510)       (1,257)
------------------------------------------------------------------------
---------------------------------
  INCREASE IN NET ASSETS FROM FUND SHARE
TRANSACTIONS.........................      575,333       998,743
------------------------------------------------------------------------
---------------------------------
INCREASE IN NET
ASSETS........................................................
535,277     1,029,467
NET ASSETS:
  Beginning of
year...........................................................
1,029,467            --
------------------------------------------------------------------------
---------------------------------
  END OF
YEAR*................................................................
$1,564,744    $1,029,467
------------------------------------------------------------------------
---------------------------------
* Includes undistributed net investment income
of:............................           --       $12,592
------------------------------------------------------------------------
---------------------------------

(a) For the period from October 11, 1995 (commencement of operations) to December 31, 1995.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       12

<pg$pcn>


------------------------------------------------------------------------
-------
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS ENDED
DECEMBER 31,

ZERO COUPON BOND FUND PORTFOLIO SERIES 2005
1996        1995(a)
------------------------------------------------------------------------
---------------------------------
OPERATIONS:
  Net investment
income.......................................................   $
94,226    $   13,259
  Net realized
loss...........................................................
(5,606)       (1,868)
  Increase (decrease) in net unrealized
appreciation..........................      (17,386)       36,813
------------------------------------------------------------------------
---------------------------------
  INCREASE IN NET ASSETS FROM
OPERATIONS......................................       71,234
48,204
------------------------------------------------------------------------
---------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment
income.......................................................
(106,679)           --
------------------------------------------------------------------------
---------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
SHAREHOLDERS...................     (106,679)           --
------------------------------------------------------------------------
---------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sale of
shares............................................    1,100,998
1,002,907
  Net asset value of shares issued for reinvestment of
dividends..............      106,679            --
  Cost of shares
reacquired...................................................
(167,911)       (1,190)
------------------------------------------------------------------------
---------------------------------
  INCREASE IN NET ASSETS FROM FUND SHARE
TRANSACTIONS.........................    1,039,766     1,001,717
------------------------------------------------------------------------
---------------------------------
INCREASE IN NET
ASSETS........................................................
1,004,321     1,049,921
NET ASSETS:
  Beginning of
year...........................................................
1,049,921            --
------------------------------------------------------------------------
---------------------------------
  END OF YEAR
*...............................................................
$2,054,242    $1,049,921
------------------------------------------------------------------------
---------------------------------
* Includes undistributed net investment income
of:............................       $1,326       $13,259
------------------------------------------------------------------------
---------------------------------

(a) For the period from October 11, 1995 (commencement of operations) to December 31, 1995.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       13

<pg$pcn>

------------------------------------------------------------------------
--------
 NOTES TO FINANCIAL STATEMENTS

     1.  SIGNIFICANT ACCOUNTING POLICIES

     The Zero Coupon Bond Fund Portfolio Series 1998 ("Series 1998"),
Zero
Coupon Bond Fund Portfolio Series 2000 ("Series 2000") and Zero Coupon
Bond Fund
Portfolio Series 2005 ("Series 2005"), (collectively the "Portfolios"), are separate investment portfolios of The Travelers Series Trust ("Trust"). The
Trust is a Massachusetts business trust registered under the Investment
Company
Act of 1940, as amended, as a diversified, open-end management investment company and consists of these portfolios and ten other separate investment portfolios: U.S. Government Securities, Social Awareness Stock, Utilities,
Travelers Quality Bond, Lazard International Stock, MFS Emerging Growth, Federated High Yield, Federated Stock, Large Cap and Equity Income Portfolios.
Shares of the Trust are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate annual reports.

     The significant accounting policies consistently followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales prices were reported and U.S. Government and Agency obligations are valued at the mean between the last reported bid and ask prices or on the basis of quotations received from reputable brokers or other recognized sources; (c) securities maturing within 60 days are valued at cost plus accreted discount and, or minus amortized premium, which approximates market value; (d) securities that have a maturity of 60 days or more are valued at prices based on market quotations for securities of similar type, yield and maturity; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the Portfolios intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1996, reclassifications were made to the Portfolios' capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of overdistributed net investment income amounting to $169, $97, and $520, were reclassified to paid-in capital for Series 1998, Series 2000, and Series
2005,
respectively. Net investment income, net realized gains and net assets for each
Portfolio were not affected by these changes; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS

     Travelers Asset Management International Corporation ("TAMIC"), an indirect wholly owned subsidiary of Travelers Group Inc., acts as investment manager and advisor to the Portfolios. The Portfolios pay TAMIC an investment management and advisory fee calculated at the annual rate of 0.10% of the average daily net assets. This fee is calculated daily and paid monthly.

     Travelers Insurance Company ("Travelers Insurance") acts as administrator to the Portfolios. The Portfolios pay Travelers Insurance an administration fee calculated at an annual rate of 0.06% of the average daily net assets. Travelers
Insurance has entered into a sub-administrative services agreement with Smith
Barney Mutual Funds Management, Inc. ("SBMFM"). Travelers Insurance pays SBMFM, as sub-administrator, a fee calculated at an annual rate of 0.06% of the average daily net assets of each Portfolio. This fee is calculated daily and paid monthly.

     For the year ended December 31, 1996, Travelers Insurance has agreed to reimburse Series 1998, Series 2000, and Series 2005 for expenses in the amount of $31,112, $31,032, and $30,922, respectively.

                                       14

<pg$pcn>

------------------------------------------------------------------------
--------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     3.  INVESTMENTS

     During the year ended December 31, 1996, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:


SERIES 1998     SERIES 2000     SERIES 2005
------------------------------------------------------------------------
----------------------------------------
Purchases..........................................................   $
431,724       $ 906,231      $ 1,171,865
Sales..............................................................
221,231         428,589          247,143
------------------------------------------------------------------------
----------------------------------------

     At December 31, 1996, for Federal income tax purposes, the aggregate unrealized appreciation and depreciation of investments were approximately as follows:


SERIES 1998     SERIES 2000     SERIES 2005
------------------------------------------------------------------------
-----------------------------------------
Gross unrealized appreciation.......................................
$ 1,305        $   6,458       $  37,777
Gross unrealized depreciation.......................................
(5,991)         (12,655)        (18,350)
------------------------------------------------------------------------
-----------------------------------------
Net unrealized appreciation (depreciation)..........................
$(4,686)       $  (6,197)      $  19,427
------------------------------------------------------------------------
-----------------------------------------

     4.  REPURCHASE AGREEMENTS

     The Portfolios purchase (and their custodian takes possession of)
U.S.
Government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value of the collateral in amounts at least equal to 102% of the repurchase price.

     As of December 31, 1996, the Portfolios had no open repurchase agreements.

     5.  FUTURES CONTRACTS

     Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian and is noted in the Schedule of Investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolios' basis in the contract. The Portfolios bear the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

     At December 31, 1996, the Portfolios had no open futures contracts.

     6.  STRIPPED SECURITIES

     Each Portfolio will invest primarily in "Stripped Securities," a term used collectively for Stripped Treasury Securities, Stripped Government Securities,
Stripped Corporate Securities, and Stripped Eurodollar Obligations; as well as other stripped securities. Stripped Securities can be securities consisting of debt obligations that have been stripped of unmatured interest coupons, securities consisting of unmatured interest coupons that have been stripped from debt obligations, or debt obligations that are issued without interest coupons and are sold at substantial discounts from their face amounts.

     Stripped Securities do not make periodic payments of interest prior to maturity. The market value of stripped securities will fluctuate in response to changes in economic conditions, interest rates and the market's perception of the securities. Fluctuations in response to interest rates may be greater than those for debt obligations of comparable maturities that pay interest currently.
The amount of fluctuation increases with a longer period of maturity.

                                       15

<pg$pcn>

------------------------------------------------------------------------
--------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     7.  CAPITAL LOSS CARRYFORWARD

     At December 31, 1996, Series 2000 and Series 2005 had, for Federal income tax purposes, approximately $700 and $7,500, respectively, of capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on December 31 of the year indicated:


2003       2004
------------------------------------------------------------------------
-------------------------------
Series
2000....................................................................
 .....  $  700         --
Series
2005....................................................................
 .....   1,900     $5,600
------------------------------------------------------------------------
-------------------------------

     8.  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares of each
Portfolio were as follows:

                                                                 YEAR
ENDED              YEAR ENDED
                                                              DECEMBER
31, 1996     DECEMBER 31, 1995(a)
------------------------------------------------------------------------
--------------------------------
SERIES 1998
Shares sold................................................
23,525                 100,000
Shares issued on reinvestment..............................
7,906                      --
Shares redeemed............................................
(944)                   (125)
------------------------------------------------------------------------
--------------------------------
Net Increase...............................................
30,487                  99,875
------------------------------------------------------------------------
--------------------------------
SERIES 2000
Shares sold................................................
50,040                 100,000
Shares issued on reinvestment..............................
8,881                      --
Shares redeemed............................................
(1,710)                   (124)
------------------------------------------------------------------------
--------------------------------
Net Increase...............................................
57,211                  99,876
------------------------------------------------------------------------
--------------------------------
SERIES 2005
Shares sold................................................
111,855                 100,281
Shares issued on reinvestment..............................
10,654                      --
Shares redeemed............................................
(16,627)                   (117)
------------------------------------------------------------------------
--------------------------------
Net Increase...............................................
105,882                 100,164
------------------------------------------------------------------------
--------------------------------

(a) For the period from October 11, 1995 (commencement of operations) to December 31, 1995.

                                       16

<pg$pcn>

------------------------------------------------------------------------
--------
 FINANCIAL HIGHLIGHTS
For a share of beneficial interest outstanding throughout each year:

ZERO COUPON BOND FUND PORTFOLIO SERIES 1998
1996     1995(a)
------------------------------------------------------------------------
----------------------------
NET ASSET VALUE, BEGINNING OF
YEAR...............................................   $10.25    $10.00
------------------------------------------------------------------------
----------------------------
INCOME FROM OPERATIONS:
  Net investment income
(b)......................................................     0.53
0.12
  Net realized and unrealized gain
(loss)........................................    (0.13)     0.13
------------------------------------------------------------------------
----------------------------
Total Income From
Operations.....................................................     0.40
0.25
------------------------------------------------------------------------
----------------------------
LESS DISTRIBUTIONS FROM:
  Net investment
income..........................................................
(0.65)       --
  Net realized
gains.............................................................
(0.01)       --
------------------------------------------------------------------------
----------------------------
Total
Distributions...........................................................
 ...    (0.66)       --
------------------------------------------------------------------------
----------------------------
NET ASSET VALUE, END OF
YEAR.....................................................   $ 9.99
$10.25
------------------------------------------------------------------------
----------------------------
TOTAL
RETURN..................................................................
 ...     3.94%     2.50%++
------------------------------------------------------------------------
----------------------------
NET ASSETS, END OF YEAR (
000'S).................................................   $1,303
$1,024
------------------------------------------------------------------------
----------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses
(b)(c)................................................................
0.15%     0.15%+
  Net investment
income..........................................................
5.64      5.55+
------------------------------------------------------------------------
----------------------------
PORTFOLIO TURNOVER
RATE..........................................................       19%
20%
------------------------------------------------------------------------
----------------------------

(a) For the period from October 11, 1995 (commencement of operations) to December 31, 1995.
(b) For the year ended December 31, 1996, The Travelers reimbursed the
Portfolio
    for $31,112 in expenses. If such fees were not waived and expenses not reimbursed, the per share decrease of net investment income would have been
    $0.24 and the expense ratio would have been 2.82%.
(c) The expense ratio for the period ended December 31, 1995 reflects an expense reimbursement by The Travelers in connection with voluntary expense limitations. Without the expense reimbursement, the expense ratio would have
    been 6.51% (annualized).
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

                                       17

<pg$pcn>

------------------------------------------------------------------------
--------
 FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of beneficial interest outstanding throughout each year:

ZERO COUPON BOND FUND PORTFOLIO SERIES 2000
1996     1995(a)
------------------------------------------------------------------------
----------------------------
NET ASSET VALUE, BEGINNING OF
YEAR...............................................   $10.31    $10.00
------------------------------------------------------------------------
----------------------------
INCOME FROM OPERATIONS:
  Net investment income
(b)......................................................     0.50
0.13
  Net realized and unrealized gain
(loss)........................................    (0.22)     0.18
------------------------------------------------------------------------
----------------------------
Total Income From
Operations.....................................................     0.28
0.31
------------------------------------------------------------------------
----------------------------
LESS DISTRIBUTIONS FROM:
  Net investment
income..........................................................
(0.63)       --
------------------------------------------------------------------------
----------------------------
Total
Distributions...........................................................
 ...    (0.63)       --
------------------------------------------------------------------------
----------------------------
NET ASSET VALUE, END OF
YEAR.....................................................   $ 9.96
$10.31
------------------------------------------------------------------------
----------------------------
TOTAL
RETURN..................................................................
 ...     2.76%     3.10%++
------------------------------------------------------------------------
----------------------------
NET ASSETS, END OF YEAR
(000'S)..................................................   $1,565
$1,029
------------------------------------------------------------------------
----------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses
(b)(c)................................................................
0.15%     0.15%+
  Net investment
income..........................................................
5.74      5.61+
------------------------------------------------------------------------
----------------------------
PORTFOLIO TURNOVER
RATE..........................................................       33%
34%
------------------------------------------------------------------------
----------------------------

(a) For the period from October 11, 1995 (commencement of operations) to December 31, 1995.
(b) For the year ended December 31, 1996, The Travelers reimbursed the
Portfolio
    for $31,032 in expenses. If such fees were not waived and expenses not reimbursed, the per share decrease of net investment income would have been
    $0.20 and the expense ratio would have been 2.49%.
(c) The expense ratio for the period ended December 31, 1995 reflects an expense reimbursement by The Travelers in connection with voluntary expense limitations. Without the expense reimbursement, the expense ratio would have
    been 6.51% (annualized).
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

                                       18

<pg$pcn>

------------------------------------------------------------------------
--------
 FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of beneficial interest outstanding throughout each year:

ZERO COUPON BOND FUND PORTFOLIO SERIES 2005
1996     1995(a)
------------------------------------------------------------------------
----------------------------
NET ASSET VALUE, BEGINNING OF
YEAR...............................................   $10.48    $10.00
------------------------------------------------------------------------
----------------------------
INCOME FROM OPERATIONS:
  Net investment income
(b)......................................................     0.48
0.13
  Net realized and unrealized gain
(loss)........................................    (0.38)     0.35
------------------------------------------------------------------------
----------------------------
Total Income From
Operations.....................................................     0.10
0.48
------------------------------------------------------------------------
----------------------------
LESS DISTRIBUTIONS FROM:
  Net investment
income..........................................................
(0.61)       --
------------------------------------------------------------------------
----------------------------
Total
Distributions...........................................................
 ...    (0.61)       --
------------------------------------------------------------------------
----------------------------
NET ASSET VALUE, END OF
YEAR.....................................................   $ 9.97
$10.48
------------------------------------------------------------------------
----------------------------
TOTAL
RETURN..................................................................
 ...     0.90%     4.80%++
------------------------------------------------------------------------
----------------------------
NET ASSETS, END OF YEAR
(000'S)..................................................   $2,054
$1,050
------------------------------------------------------------------------
----------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses
(b)(c)................................................................
0.15%     0.15%+
  Net investment
income..........................................................
6.14      5.89+
------------------------------------------------------------------------
----------------------------
PORTFOLIO TURNOVER
RATE..........................................................       17%
23%
------------------------------------------------------------------------
----------------------------

(a) For the period from October 11, 1995 (commencement of operations) to December 31, 1995.
(b) For the year ended December 31, 1996, The Travelers reimbursed the
Portfolio
    for $30,922 in expenses. If such fees were not waived and expenses not reimbursed, the per share decrease of net investment income would have been
    $0.15 and the expense ratio would have been 2.17%.
(c) The expense ratio for the period ended December 31, 1995 reflects an expense reimbursement by The Travelers in connection with voluntary expense limitations. Without the expense reimbursement, the expense ratio would have
    been 6.48% (annualized).
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

                                       19

<pg$pcn>

------------------------------------------------------------------------
--------
 REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of The Travelers Series Trust:

We have audited the accompanying statements of assets and liabilities of the
Zero Coupon Bond Fund Portfolio Series 1998, Zero Coupon Bond Fund
Portfolio
Series 2000 and the Zero Coupon Bond Fund Portfolio Series 2005 of The
Travelers
Series Trust, including the schedules of investments as of December 31, 1996, and the related statements of operations for the year then ended, the statements of changes in net assets for the periods ended December 31, 1996 and 1995, and the financial highlights for each of the applicable periods ended
December 31,
1996 and 1995. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of
December 31, 1996, by correspondence with the custodian and also with brokers for the Zero Coupon Bond Fund Portfolio Series 2000 and the Zero Coupon Bond
Fund Portfolio Series 2005. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the
Zero Coupon Bond Fund Portfolio Series 1998, Zero Coupon Bond Fund
Portfolio
Series 2000 and the Zero Coupon Bond Fund Portfolio Series 2005 of The
Travelers
Series Trust as of December 31, 1996, the results of their operations for the year then ended, the changes in their net assets for the periods ended December
31, 1996 and 1995, and the financial highlights for each of the applicable periods ended December 31, 1996 and 1995, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

Hartford, Connecticut
February 24, 1997

<pg$pcn>

                               Investment Advisor

    THE TRAVELERS SERIES TRUST: ZERO COUPON BOND FUND PORTFOLIO SERIES
1998,
ZERO COUPON BOND FUND PORTFOLIO SERIES 2000 AND ZERO COUPON BOND FUND
PORTFOLIO
                                  SERIES 2005

              TRAVELERS ASSET MANAGEMENT INTERNATIONAL CORPORATION

                             Hartford, Connecticut

                            Independent Accountants

                            COOPERS & LYBRAND L.L.P.

                             Hartford, Connecticut

                                   Custodian

                                 PNC BANK, N.A.

This report is prepared for the general information of contract owners and is not an offer of shares of Zero Coupon Bond Fund Portfolio Series 1998, Zero
Coupon Bond Fund Portfolio Series 2000 and Zero Coupon Bond Fund
Portfolio
Series 2005. It should not be used in connection with any offer except in conjunction with the Prospectuses for the Variable Universal Life Insurance products offered by The Travelers Insurance Company and The Travelers Life and
Annuity Company and the Prospectuses for the underlying funds, which collectively contain all pertinent information, including the applicable sales commissions.

VG-ZERO (Annual) (12-96) Printed in U.S.A.